                                                                  EXHIBIT 10.1.8







                                CREDIT AGREEMENT

                                     among

                             CHARMING SHOPPES, INC.
                              CSI INDUSTRIES, INC.
                       CHARMING SHOPPES OF DELAWARE, INC.
                          INTERNATIONAL APPAREL, INC.
                            W.L. DISTRIBUTORS, INC.
                            SENTANI TRADING LIMITED
                        SENTANI TRADING (MACAU) LIMITED
                           KIRKSTONE COMPANY LIMITED
                     HUAMBO LIMITED and TRIMOLAND LIMITED,
                                  as Borrowers

                      CHARMING SHOPPES OF DELAWARE, INC.,
                              as Borrowers's Agent


                              THE SEVERAL LENDERS
                        FROM TIME TO TIME PARTIES HERETO

                                      and

                                 CHEMICAL BANK,
                                    as Agent

                         Dated as of November 30, 1995

                                                               TABLE OF CONTENTS

                                                                            Page
          BACKGROUND ....................................................     1

          SECTION 1. DEFINITIONS ........................................     2
     1.1  Defined Terms .................................................     2
     1.2  Other Definitional Provisions .................................    19

          SECTION 2. TERM LOANS .........................................    20
     2.1  Term Loans ....................................................    20
     2.2  Procedure for Term Loan Conversion ............................    20
     2.3  Repayment of Term Loans; Evidence of Debt .....................    20
     2.4  Optional Prepayments ..........................................    21
     2.5  Mandatory Prepayments .........................................    22
     2.6  Interest Rates and Payment Dates ..............................    24
     2.7  Computation of Interest and Fees ..............................    24
     2.8  Borrowings and Payments .......................................    24
     2.9  Fees ..........................................................    25
     2.10 Taxes .........................................................    25

          SECTION 3. LETTERS OF CREDIT ..................................    27
     3.1  Letters of Credit .............................................    27
     3.2  Back-up L/C's; Presentment of Certificates Thereunder;
          Reimbursement Obligation of the Borrower ......................    27
     3.3  Obligations Absolute ..........................................    29

          SECTION 4. REPRESENTATIONS AND WARRANTIES .....................    29
     4.1  Financial Condition ...........................................    29
     4.2  No Change .....................................................    30
     4.3  Corporate Existence; Compliance with Law ......................    30
     4.4  Corporate Power; Authorization; Enforceable Obligations .......    30
     4.5  No Legal Bar ..................................................    31
     4.6  No Material Litigation ........................................    31
     4.7  No Default ....................................................    31
     4.8  Ownership of Property; Liens ..................................    31
     4.9  Intellectual Property .........................................    32
     4.10 No Burdensome Restrictions ....................................    32
     4.11 Taxes .........................................................    32
     4.12 Federal Regulations ...........................................    33
     4.13 ERISA .........................................................    33
     4.14 Investment Company Act; Other Regulations .....................    34
     4.15 Corporate Organization; Subsidiaries; Ownership;
          Interrelated Businesses .......................................    34
     4.16 Environmental Matters .........................................    35
     4.17 Regulation H ..................................................    36

                                                                            Page
          SECTION 5. CONDITIONS PRECEDENT ...............................    36

          SECTION 6. AFFIRMATIVE COVENANTS ..............................    42
     6.1  Financial Statements ..........................................    43
     6.2  Certificates; Other Information ...............................    44
     6.3  Payment of Obligations ........................................    45
     6.4  Conduct of Business and Maintenance of Existence ..............    45
     6.5  Maintenance of Property; Insurance ............................    45
     6.6  Inspection of Property; Books and Records; Discussions ........    45
     6.7  Notices .......................................................    46
     6.8  Environmental Laws ............................................    46
     6.9  After-Acquired Property .......................................    47
     6.10 Further Assurances ............................................    48
     6.11 Tax Refund ....................................................    48

          SECTION 7. NEGATIVE COVENANTS .................................    49
     7.1  Financial Condition Covenant ..................................    49
     7.2  Limitation on Indebtedness ....................................    49
     7.3  Limitation on Liens ...........................................    50
     7.4  Limitation on Fundamental Changes and Asset Sales .............    52
     7.5  Limitation on Dividends .......................................    54
     7.6  Limitation on Consolidated Capital Expenditures ...............    54
     7.7  Limitation on Guarantee Obligations, Investments,
          Term Loans and Advances .......................................    55
     7.8  Limitation on Transactions with Affiliates ....................    56
     7.9  Limitation on Changes in Fiscal Year ..........................    56
     7.10 Swap Transactions .............................................    56
     7.11 Limitation on Lines of Business ...............................    56

          SECTION 8. EVENTS OF DEFAULT ..................................    56

          SECTION 9. THE AGENT ..........................................    61
     9.1  Appointment ...................................................    61
     9.2  Delegation of Duties ..........................................    61
     9.3  Exculpatory Provisions ........................................    61
     9.4  Reliance by Agent .............................................    62
     9.5  Notice of Default .............................................    62
     9.6  Non Reliance on Agent and Other Lenders .......................    62
     9.7  Indemnification ...............................................    63
     9.8  Agent and Lenders in Their Individual Capacity ................    63
     9.9  Successor Agent ...............................................    64

          SECTION 10. MISCELLANEOUS .....................................    64
    10.1  Amendments and Waivers ........................................    64
    10.2  Notices .......................................................    65
    10.3  No Waiver; Cumulative Remedies ................................    65


                                     - ii -
                                Credit Agreement

                                                                            Page
    10.4  Survival of Representations and Warranties ....................    66
    10.5  Payment of Expenses and Taxes .................................    66
    10.6  Successors and Assigns; Participations and Assignments ........    67
    10.7  Adjustments; Set off ..........................................    69
    10.8  Counterparts ..................................................    70
    10.9  Severability ..................................................    70
    10.10 Integration ...................................................    70
    10.11 GOVERNING LAW .................................................    70
    10.12 Submission To Jurisdiction; Waivers ...........................    70
    10.13 Acknowledgements ..............................................    71
    10.14 WAIVERS OF JURY TRIAL .........................................    71
    10.15 Confidentiality ...............................................    71

OMNIBUS SCHEDULES

 1        Corporate Organization; Subsidiaries
 1A(4)    Real Property Development Companies
 4        Existing Letter of Credit Agreements
 6        Stock Pledged Pursuant to Term Lender Stock Pledge Agreement
 7        Entities Not In Good Standing As Of November 30, 1995
 8        Material Litigation
 9        Material Defaults of Contractual Obligations
12        Certain Permitted Indebtedness
13        Certain Permitted Liens
14        Certain Permitted Guarantees
15A       Existing Letters of Credit Funded Amounts
15B       Existing Letter of Credit Funded Surplus
21        Term Lender Priority Collateral




                                    - iii -
                                Credit Agreement

     EXHIBITS

     16.-1    FORM OF TRANCHE A TERM NOTE
A-2  Form of Tranche B Term Note

     17.      FORM OF LENDER BENSALEM MORTGAGE

     18.      FORM OF CONGRESS INTERCREDITOR AGREEMENT

     19.      FORM OF GREENCASTLE MORTGAGE

     20.      FORM OF SUBORDINATION AGREEMENT

     21.      FORM OF MASTER SECURITY AGREEMENT

     22.      FORM OF RELEASE

     23.      FORM OF OMNIBUS GUARANTEE

     24.      FORM OF PREPAYMENT L/C

     25.      FORM OF REAL PROPERTY DEVELOPMENT
                   Company Mortgages

     26.      FORM OF SHARED STOCK PLEDGE AGREEMENT

     27.      FORM OF TERM LENDER INTERCREDITOR AGREEMENT

     28.      FORM OF TERM LENDER STOCK PLEDGE AGREEMENT

     29.-1    FORM OF TRADEMARK SECURITY AGREEMENT (C.S.F., INC.)
     N-2      Form of Trademark Security Agreement (Charming Shoppes, Inc.)

     30.      FORM OF TRUSTEE BENSALEM MORTGAGE

     31.      FORM OF BACK UP L/C

     32.      FORM OF CLOSING CERTIFICATE

     33.-1    FORM OF LEGAL OPINION OF
                Davis Polk & Wardwell, New York Special Counsel
R-2  Form of Legal Opinion of

                                     - iv -
                                Credit Agreement

                      Drinker, Biddle & Reath, Pennsylvania Special Counsel
R-3  Form of Legal Opinion of
                      Baker & Daniels, Indiana Special Counsel
     R-4      Form of Legal Opinion of
                Colin Stern, General Counsel
     R-5      Form of Legal Opinion of
                Panitch Schwarze Jacobs & Nadel, P.C., Special Trademark Counsel
     R-6      Form of Legal Opinion of
                Greene & Greene, Tennessee Real Estate Special Counsel
R-7  Form of Legal Opinion of
                      Goodell, Stratton, Edmonds & Palmer,
                      Kansas Real Estate Special Counsel
R-8  Form of Legal Opinion of
                      Andrews & Kurth, Texas Real Estate Special Counsel
R-9  Form of Legal Opinion of
                      Stinson, Mag & Fizzell, Missouri Real Estate Special
                     Counsel
R-10 Form of Legal Opinion of
                      Thompson, McNabue, Ashley & Bull, Maine Real Estate
                     Special Counsel
R-11 Form of Legal Opinion of
                      Sidley & Austin, Illinois Real Estate Special Counsel
     R-12     Form of Legal Opinion of
                Johnson Stokes & Master, Hong Kong Special Counsel
     34.      FORM OF ASSIGNMENT




                                     - v -
                                Credit Agreement

                  CREDIT AGREEMENT, dated as of November 30, 1995, among (a) CHARMING SHOPPES, INC., a Pennsylvania corporation ("Parent"), CSI INDUSTRIES, INC., a Delaware corporation ("CSI"), CHARMING SHOPPES OF DELAWARE, INC., a Pennsylvania corporation ("CS Delaware"), INTERNATIONAL APPAREL, INC., a Pennsylvania corporation ("IAI"), W.L. DISTRIBUTORS, INC., a Pennsylvania corporation ("WLD"), SENTANI TRADING LIMITED, a company incorporated in Hong Kong, SENTANI TRADING (MACAU) LIMITED, a company incorporated in Macau, KIRKSTONE COMPANY LIMITED, a company incorporated in Hong Kong, HUAMBO LIMITED, a company incorporated in Hong Kong and TRIMOLAND LIMITED, a company incorporated in Hong Kong (each individually, a "Borrower" and collectively the "Borrowers"), (b) CS Delaware as agent for itself and the other Borrowers, (c) the several banks and other financial institutions from time to time parties to this Agreement (the "Lenders") and (d) Chemical Bank, a New York banking corporation, as agent for the Lenders hereunder.


                                   BACKGROUND

Parent and the other Borrowers (each, including Parent, an "Existing Borrower" and collectively the "Existing Borrowers") have entered into certain separate credit agreements, letter of credit agreements, facility letters, lines of credit and related agreements with each of the Lenders (collectively, for the purposes hereof, the "Existing Letter of Credit Agreements"), pursuant to which the Lenders issued letters of credit, guarantees and made loans and other financial accommodations (collectively, for the purposes hereof, the "Existing Letters of Credit") to, for the benefit of, or at the request of Parent or the Borrower or Borrowers specified in such Existing Letter of Credit Agreements.

     The parties to the Existing Letter of Credit Agreements have agreed to amend the Existing Letter of Credit Agreements and the obligations of the Existing Borrowers thereunder pursuant to this Agreement and the other Loan Documents in order to, among other things (a) convert certain of the amounts owed to each Lender in respect of unreimbursed drawings governed by the Existing Letter of Credit Agreements into term loans, (b) repay certain of the amounts owed to each Lender under the Existing Letter of Credit Agreements; (c) provide for issued but undrawn Existing Letters of Credit to be covered by the provisions hereof governing letters of credit hereunder and (d) provide security interests and liens for, and guarantees of, the obligations under this Agreement as set forth in the Loan Documents.

     The parties hereto hereby agree as follows:

                             SECTION 1. DEFINITIONS

          2. DEFINED TERMS. AS USED IN THIS AGREEMENT, THE FOLLOWING TERMS SHALL HAVE THE FOLLOWING MEANINGS:

          "ABR": for any day, a rate per annum (rounded upwards, if necessary, to the next 1/16 of 1%) equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Base CD Rate in effect on such day plus 1% and
     (c) the Federal Funds Effective Rate in effect on such day plus 1/2 of 1%. For purposes hereof: "Prime Rate" shall mean the rate of interest per annum publicly announced from time to time by the Agent as its prime rate in effect at its principal office in New York City (the Prime Rate not being intended to be the lowest rate of interest charged by Chemical Bank in connection with extensions of credit to debtors); "Base CD Rate" shall mean the sum of (a) the product of (i) the Three-Month Secondary CD Rate and
     (ii) a fraction, the numerator of which is one and the denominator of which is one minus the C/D Reserve Percentage and (b) the C/D Assessment Rate; "Three-Month Secondary CD Rate" shall mean, for any day, the secondary market rate for three-month certificates of deposit reported as being in effect on such day (or, if such day shall not be a Business Day, the next preceding Business Day) by the Board of Governors of the Federal Reserve System (the "Board") through the public information telephone line of the Federal Reserve Bank of New York (which rate will, under the current practices of the Board, be published in Federal Reserve Statistical Release H.15(519) during the week following such day), or, if such rate shall not be so reported on such day or such next preceding Business Day, the average of the secondary market quotations for three month certificates of deposit of major money center banks in New York City received at approximately 10:00 A.M., New York City time, on such day (or, if such day shall not be a Business Day, on the next preceding Business Day) by the Agent from three New York City negotiable certificate of deposit dealers of recognized standing selected by it; and "Federal Funds Effective Rate" shall mean, for any day, the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published on the next succeeding Business Day by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for the day of such transactions received by the Agent from three federal funds brokers of recognized standing selected by it. Any change in the ABR due to a change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate shall be effective as of the opening of business on the effective day of such change in the Prime Rate, the Three-Month Secondary CD Rate or the Federal Funds Effective Rate, respectively. Agent shall give the Lenders written notice of such change within one Business Day.

          "Adjusted Net Worth": as to Parent and its Consolidated Subsidiaries, at any time, in accordance with GAAP (except as otherwise specifically set forth below), determined on a Consolidated basis, the amount equal to (a) the difference between (i) the aggregate net book value of all assets of Parent and its Consolidated Subsidiaries, calculating the book value of Inventory for this purpose on a first-in-first-out basis at the lower of cost or market as determined by the retail method (average cost basis), after deducting from such book values all appropriate reserves in accordance with GAAP (including reserves for doubtful receivables, obsolescence, depreciation and amortization) and (ii) the aggregate amount of Indebtedness and other liabilities of Parent and its Consolidated Subsidiaries (including tax and other proper accruals).

          "Affiliate": as to any Person, any other Person (other than a Subsidiary) which, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" of a Person means the power, directly or indirectly, either to (a) vote 10% or more of the securities having ordinary voting power for the election of directors of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

          "Agent": Chemical Bank, together with any Affiliate so designated, as the agent for the Lenders under this Agreement and the other Loan Documents.

          "Agreement": this Credit Agreement, as amended, supplemented or otherwise modified from time to time.

          "Asset Sale": as defined in subsection 7.4.

          "Assignee": as defined in subsection 10.6(c).

          "Back-up L/C": as defined in subsection 3.2.

          "Back-up L/C Issuer": any bank or other financial institution issuing a Back-up L/C, each of which such bank or financial institution and such Back-up L/C shall be satisfactory to the Agent and satisfactory to any Lender receiving a Back-up L/C from such Back-up L/C Issuer.

          "Bank Obligations": the unpaid principal of and interest on (including, without limitation, interest accruing at the then applicable rate provided in this Agreement after the maturity of the Term Loans and interest accruing at the then applicable rate provided in this Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to any Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Term Loans, and all other obligations and liabilities of each Borrower to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document, or any other document made, delivered or given in connection therewith, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent or any Lender) that are required to be paid by the Borrowers pursuant thereto.

          "Bank Offering Percentage": at any time, the percentage which the aggregate amount of the Bank Obligations bears to the sum of the Bank Obligations and the Note Obligations.

          "Bensalem": the Property subject of the Lender Bensalem Mortgage.

          "Bensalem Tax Refund": any monies that may hereafter be due, payable or paid or otherwise recoverable by Winks Lane from the Commonwealth of Pennsylvania (or any subdivision thereof) for any and all income tax refunds, including interest payable or paid thereon (if any), resulting from the filing of tax return(s), amended tax returns and/or claims for refunds in respect of any fiscal year, and all amounts, judgments, decrees, settlements and other payments relating to the foregoing, solely to the extent such monies relate to income taxes of Winks Lane paid by the Note Trustee or any Noteholder.

          "Borrowers' Agent": CS Delaware in its capacity as Borrowers' Agent for the Borrowers under this Agreement and the other Loan Documents.

          "Business Day": a day other than a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to close and, with respect to HKSB, a day other than a day on which commercial banks in Hong Kong are authorized or required by law to close.

          "Capital Stock": any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing.

          "Cash Equivalents": (a) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed or insured by the United States Government or any agency thereof, (b) certificates of deposit and eurodollar time deposits with maturities of one year or less from the date of acquisition and overnight bank deposits of any Lender or of any commercial bank having capital and surplus in excess of $500,000,000, (c) repurchase obligations of any Lender or of any commercial bank satisfying the requirements of clause (b) of this definition, having a term of not more than 30 days with respect to securities issued or fully guaranteed or insured by the United States Government, (d) commercial paper of a domestic issuer rated at least A-2 by Standard and Poor's Rating Group ("S&P") or P-2 by Moody's Investors Service, Inc. ("Moody's"), (e) securities with maturities of one year or less from the date of acquisition issued or fully guaranteed by any state, commonwealth or territory of the United States, by any political subdivision or taxing authority of any such state, commonwealth or territory or by any foreign government, the securities of which state, commonwealth, territory, political subdivision, taxing authority or foreign government (as the case may be) are rated at least A by S&P or A by Moody's, (f) securities with maturities of one year or less from the date of acquisition backed by standby letters of credit issued by any Lender or any commercial bank satisfying the requirements of clause (b) of this definition or (g) shares of money market mutual or similar funds which invest exclusively in assets satisfying the requirements of clauses
     (a) through (f) of this definition.

          "C/D Assessment Rate": for any day as applied to any ABR Loan, the annual assessment rate in effect on such day which is payable by a member of the Bank Insurance Fund maintained by the Federal Deposit Insurance Corporation (the "FDIC") classified as well-capitalized and within supervisory subgroup "B" (or a comparable successor assessment risk classification) within the meaning of 12 C.F.R. Section 327.3(d) (or any successor provision) to the FDIC (or any successor) for the FDIC's (or such successor's) insuring time deposits at offices of such institution in the United States.

          "C/D Reserve Percentage": for any day as applied to any ABR Loan, that percentage (expressed as a decimal) which is in effect on such day, as prescribed by the Board of Governors of the Federal Reserve System (or any successor) (the "Board"), for determining the maximum reserve requirement for a Depositary Institution (as defined in Regulation D of the Board) in respect of new non personal time deposits in Dollars having a maturity of 30 days or more.

          "Change in Control": with respect to (a) Parent, the result caused by any Person and/or its Affiliates acquiring or otherwise obtaining the right to vote more than 30% of the issued and outstanding Capital Stock of Parent entitled to vote, (b) any Domestic Subsidiary and Fashion Service Corp., the result caused by Parent or another Domestic Subsidiary not having legal and beneficial ownership of, and the right to vote, 100% of the issued and outstanding Capital Stock of such entity and (c) any Foreign Subsidiary, the result caused by Parent, FSHC and/or another Foreign Subsidiary not having legal and beneficial ownership of, and the right to vote, more than 50% of the issued and outstanding Capital Stock of such Foreign Subsidiary, provided, that neither (i) the pledges of the Capital Stock of any Subsidiary pursuant to the Shared Pledge Agreement or the Term Lender Pledge Agreement nor (ii) any transaction permitted by subsection 7.4 (other than the sale to a third party of the Capital Stock of a Foreign Subsidiary) shall be a Change in Control.

          "Chemical": Chemical Bank.

          "Closing Date": the date on which the conditions precedent set forth in subsection 5.1 shall be satisfied, but in any event no later than November 30, 1995.

          "Code": the Internal Revenue Code of 1986, as amended from time to time.

          "Collateral": all assets of the Loan Parties, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

          "Collateral Agent": Chemical Bank, together with its Affiliates, as collateral agent under the Term Lender Intercreditor Agreement, the other Security Documents and the Congress Intercreditor Agreement.

          "Commonly Controlled Entity": an entity, whether or not incorporated, which is under common control with any Borrower within the meaning of
     Section 4001 of ERISA
     or is part of a group which includes any Borrower and which is treated as a single employer under Section 414(b) or (c) of the Code.

          "Congress": Congress Financial Corporation, a California corporation.

          "Congress Event of Default": the occurrence or existence of an Event of Default pursuant to and as described in any of the Congress Loan Documents.

          "Congress Intercreditor Agreement": the Intercreditor Agreement to be executed and delivered by Congress, the Collateral Agent, the Agent and the Note Trustee substantially in the form of Exhibit C, as the same may be amended, supplemented or otherwise modified from time to time.

          "Congress Loan Agreement": that Amended and Restated Loan and Security Agreement dated as of November __, 1995 among (a) Congress, as Lender (b) CS Delaware, CSI and FB Apparel, as Borrowers, (c) CS Delaware as agent for Borrowers and (d) Parent.

          "Congress Loan Documents": the Congress Loan Agreement and all notes, guarantees, security agreements and other agreements, documents and instruments now or at any time hereafter executed and/or delivered by a "Borrower" or an "Obligor" (as each is defined in Congress Loan Agreement) in connection with the Congress Loan Agreement, as each now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

          "Congress Obligations": all obligations of every nature owing under the Congress Loan Documents, whether matured or unmatured, absolute or contingent.

          "Consolidated": when used in connection with any defined term, and not otherwise defined, means such term as it applies to Parent and its Subsidiaries on a consolidated basis, after eliminating all intercompany items.

          "Consolidated Capital Expenditures": for any period, the aggregate of all expenditures (including that portion of the obligations under a Financing Lease incurred during such period) made by Parent and its Subsidiaries during such period in respect of the purchase, construction or other acquisition of fixed or capital assets (excluding any such asset acquired in connection with normal replacement and maintenance programs properly charged to current operations, any purchase or refinancing of Point of Sale equipment and any acquisition or financing of any existing computer equipment or replacement thereof) computed in conformity with GAAP.

          "Consolidated Cash Flow": for any period, (a) the consolidated net income of Parent and its Consolidated Subsidiaries for such period, after all expenses and other proper charges but before any deduction for income tax expense or extraordinary losses or any addition for income tax benefits or extraordinary gains during such period, determined in accordance with GAAP, plus (b) all depreciation, amortization and other noncash charges

     (to the extent deducted in determining net income) for such period, minus
     (c) the sum of (i) all cash payments of income taxes by Parent and its Consolidated Subsidiaries during such period, (ii) the aggregate amount of all Consolidated Capital Expenditures by Parent and its Consolidated Subsidiaries during such period to the extent not financed by the incurrence of Indebtedness by Parent or any Consolidated Subsidiary and
     (iii) all earnings attributable to equity interests in any Person that is not a Consolidated Subsidiary unless actually received by Parent or any Consolidated Subsidiary.

          "Contractual Obligation": as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Default": any of the events specified in Section 8, whether or not any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Discrepant Letters of Credit": as defined in subsection 3.1.

          "DLC Notice": as defined in subsection 3.1.

          "Dollars" and "$": dollars in lawful currency of the United States of America.

          "Domestic Borrower": any of Parent, CSI, CS Delaware, IAI or WLD.

          "Domestic Subsidiary": any Subsidiary of Parent organized under the laws of the United States of America or of any state, territory or commonwealth of the United States of America including New Retail Store Subsidiaries, but excluding (a) any Domestic Borrower, (b) any Financing Subsidiary or (c) Executive Flights, Inc.

          "Environmental Laws": any and all Federal, foreign, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, any and all Requirements of Law and any and all common law requirements, rules and bases of liability regulating, relating to or imposing liability or standards of conduct concerning pollution, protection of the environment, or the impact of pollutants, contaminants or toxic or hazardous substances on human health or the environment, as now or may at any time hereafter be in effect.

          "ERISA": the Employee Retirement Income Security Act of 1974, as amended from time to time.

          "Event of Default": any of the events specified in Section 8, provided that any requirement for the giving of notice, the lapse of time, or both, or any other condition, has been satisfied.

          "Excess Availability": has the meaning ascribed to such term in the Congress Financing Documents as of the Closing Date.

          "Existing Letter of Credit Agreements": the separate credit agreements, letter of credit agreements, facility letters, lines of credit and related agreements between the Lenders and the Existing Borrowers, as referenced in items 1 4 of Omnibus Schedule 13 hereto.

          "Existing Letter of Credit Funded Amount": as to any Existing Letter of Credit Agreement, the amount of drawings of or advances under such Existing Letter of Credit Agreement as of October 18, 1995 (to the extent outstanding on the Closing Date) stated in Dollars (with amounts previously stated in Hong Kong dollars having been converted at a rate of 7.73 Hong Kong dollars to $1) as set forth on Omnibus Schedule 15A hereto.

          "Existing Letter of Credit Funded Surplus": as to any Existing Letter of Credit Agreement, the aggregate principal amount of drawings of, or advances under, Existing Letters of Credit after October 18, 1995 but prior to the Closing Date.

          "Existing Letters of Credit": the letters of credit issued and other financial accommodations made to, for the benefit of, or at the direction of the Existing Borrower(s) party to the Existing Letter of Credit Agreement, each as amended, supplemented or otherwise modified from time to time.

          "FB Distro": FB Distro, Inc., an Indiana corporation.

          "Financing Lease": any lease of property, real or personal, the obligations of the lessee in respect of which are required in accordance with GAAP to be capitalized on a balance sheet of the lessee.

          "Financing Subsidiaries": Fashion Service Corp., Fashion SPC, Inc. and Spirit of America National Bank and any other Subsidiary of any of them exclusively or primarily engaged in financing credit card or other receivables of the Domestic Borrowers or Domestic Subsidiaries.

          "FSHC": FSHC, Inc., a Pennsylvania corporation.

          "Foreign Borrower": any Borrower organized under the laws of a nation or jurisdiction other than the United States of America or any state, territory or commonwealth of the United States of America.

          "Foreign Subsidiary": any Subsidiary of Parent or FSHC organized under the laws of a nation or jurisdiction other than the United States of America or any state, territory or commonwealth of the United States of America.

          "GAAP": generally accepted accounting principles in the United States of America in effect from time to time.

          "Governmental Authority": any nation or government, any state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Greencastle Mortgage": the Mortgage to be executed and delivered by FB Distro, Inc., in favor of the Collateral Agent, substantially in the form of Exhibit D, as the same may be amended, supplemented or otherwise modified from time to time.

          "Guarantee Obligation": as to any Person (the "guaranteeing person"), any obligation of (a) the guaranteeing person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing person has issued a reimbursement, counterindemnity or similar obligation, in either case guaranteeing or in effect guaranteeing any Indebtedness, leases, dividends or other obligations (the "primary obligations") of any other third Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing person, whether or not contingent, (i) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such primary obligation or (2) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (iv) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any guaranteeing person shall be deemed to be the lower of (a) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guarantee Obligation is made and (b) the maximum amount for which such guaranteeing person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such primary obligation and the maximum amount for which such guaranteeing person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such guaranteeing person's maximum reasonably anticipated liability in respect thereof as determined by the Borrowers in good faith.

          "Guarantor": each Domestic Borrower, each Domestic Subsidiary and Fashion Service Corp..

          "Hedge Transaction": shall mean any Swap Transaction entered into by Parent or any of its Subsidiaries that is entered into in order to (a) protect against the risk of changes of interest rates payable on all or a portion of Indebtedness of Parent or a Subsidiary, (b) protect against a risk in the fluctuation of the price or value of a physical commodity produced, purchased or sold in the ordinary course of business of Parent or a Subsidiary, (c) protect against a risk in the fluctuation of the exchange rate of a currency in which a payment to be made or received by Parent or a Subsidiary in the ordinary course of its business is denominated or (d) provide local currency to any Foreign Subsidiary for use by such Subsidiary in the ordinary course of its business.

          "HKSB": The Hongkong and Shanghai Banking Corporation Limited.

          "Inactive Retail Store Subsidiaries": as defined in subsection 4.15.

          "Indebtedness": of any Person at any date, (a) all indebtedness of such Person for borrowed money or for the deferred purchase price of property or services (other than current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices), (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument, (c) all obligations of such Person under Financing Leases, (d) all obligations of such Person in respect of acceptances issued or created for the account of such Person and
     (e) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof.

          "Insolvency": with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent": pertaining to a condition of Insolvency.

          "Intercompany Notes": the notes executed by certain Retail Store Subsidiaries to the order of C.S.A.C., Inc..

          "Intercreditor Agreements": the Congress Intercreditor Agreement and the Term Lender Intercreditor Agreement.

          "Interest Payment Date": the fifteenth day of each month.

          "Inventory": the raw materials, work in process, finished goods and all other inventory of whatsoever kind or nature, wherever located of Parent or any of its Subsidiaries.

          "Issuing Lender": as to any Letter of Credit, the Lender which issued such Letter of Credit, as set forth on Omnibus Schedule 4.

          "Kafco": Kafco Development Co., Inc., a Pennsylvania corporation.

          "Lender Bensalem Mortgage": the Mortgage to be executed and delivered by Winks Lane in favor of the Agent, substantially in the form of Exhibit B, as the same may be amended, supplemented or otherwise modified from time to time.

          "Letters of Credit": as defined in paragraph

          "Lien": any mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, any conditional sale or other title retention agreement and any Financing Lease having substantially the same economic effect as any of the foregoing).

          "Loan Documents": this Agreement, any Term Notes, the Omnibus Guarantee Agreement, the Subordination Agreement, the Lender Bensalem Mortgage and the Security Documents, as each now exists or may hereafter be amended, modified supplemented, extended, renewed, restated or replaced.

          "Loan Parties": the Borrowers, the Parent and each Domestic Subsidiary which is a party to a Loan Document.

          "Master Security Agreement": the Master Security Agreement executed and delivered by the Domestic Borrowers and Domestic Subsidiaries (other than Inactive Retail Store Subsidiaries) substantially in the form of Exhibit F, as the same may be amended, supplemented or otherwise modified from time to time.

          "Material Adverse Effect": (a) a material adverse effect on the business, operations, property, condition (financial or otherwise) or prospects of the Parent and its Subsidiaries, taken as a whole, or (b) a condition or occurrence or event which would impede the ability of (i) any Borrower, Parent or any Domestic Subsidiary (other than a Retail Store Subsidiary), individually, or the Retail Store Subsidiaries, taken as a whole, to perform its or their respective obligations hereunder or under any other Loan Document or (ii) the Collateral Agent, the Agent or any Lender to enforce the Bank Obligations or realize upon any Collateral.

          "Materials of Environmental Concern": any gasoline or petroleum (including crude oil or any fraction thereof) or petroleum products or any hazardous or toxic substances, materials or wastes, defined, listed, classified, or regulated as such in or under any Environmental Law, including, without limitation, asbestos, polychlorinated biphenyls and urea-formaldehyde insulation, and any other substance that could give rise to liability under any Environmental Law.

          "Mortgages": the collective reference to the Lender Bensalem Mortgage, the Greencastle Mortgage and the Real Property Development Company Mortgages.

          "Multiemployer Plan": a Plan which is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

          "Mutual Release": the Release executed and delivered by Parent, among others, and its Subsidiaries and each Lender substantially in the form of Exhibit G, as the same may be amended, supplemented or otherwise modified from time to time.

          "Net Proceeds": in the case of (i) any Asset Sale, cash proceeds, net of (a) bona fide, reasonable and customary direct costs of sale (including
     (I) income taxes incurred and reasonably estimated to be actually payable in cash as a result of such Asset Sale within 18 months of the closing date of the Asset Sale, and (II) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the loans and other obligations owed under this Agreement and the other Loan Documents, the Note Agreement and the Congress Documents) required to be repaid under the terms thereof as a result of such Asset Sale) and (b) appropriate amounts provided by the seller of such assets as a reserve, whether required by GAAP or the agreement relating to such Asset Sale, against any liabilities directly associated with the assets sold in such Asset Sale and retained by the seller of such assets after such Asset Sale, including pension and other post employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such Asset Sale, provided, that to the extent such reserve is subsequently reduced, Net Proceeds shall be deemed to increase by an equal amount, and (ii) any Offering, the cash proceeds net of bona fide, reasonable and customary direct costs of sale (including legal and other professional fees and underwriting fees).

          "New Retail Store Subsidiary": as defined in subsection 6.9.

          "Non-Excluded Taxes": as defined in subsection 2.10.

          "Non-Retail Store Subsidiary": any Domestic Subsidiary which does not own a retail store.

          "Note Agreement": that certain Amended and Restated Note Agreement dated as of November 30, 1995 among Winks Lane, Parent, and the purchasers identified therein, as in effect on the Closing Date and as amended from time to time.

          "Note Documents": the Notes, the Note Agreement, the Note Guarantee, the Note Indenture, the Trustee Security Documents and the other Financing Documents (as defined in the Note Agreement).

          "Note Guarantee": the Guaranty dated as of November 30, 1995 to be executed and delivered by the Guarantors (other than Winks Lane) in favor of the Noteholders.

          "Noteholders": individually and collectively, Allstate Life Insurance Company (on behalf of Harris Trust and Savings Bank, as Collateral Agent and Trustee Under Security and Trust Agreement dated as of September 1,
     1993), Aid Association for Lutherans and Nationwide Life Insurance Company and their respective successors and assigns, including any person, subsequent to the date hereof, acquiring any part of the Note Obligations.

          "Note Indenture": that certain Collateral Trust Indenture, dated as of November 30, 1995, among Parent, Winks Lane, certain subsidiaries of Parent listed on Schedule 1 thereto and State Street Bank and Trust Company, as in effect on the Closing Date and as amended from time to time.

          "Note Obligations": the unpaid principal of and interest on the Notes (including, without limitation, interest accruing at the then applicable rate provided in the Note Documents after the maturity of the Notes and interest accruing at the then applicable rate provided in the Note Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Winks Lane, or any guarantor of the Notes whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), any premium payable in respect of the Notes and all other obligations and liabilities of Winks Lane and each guarantor of the Notes to any Noteholder or the Note Trustee, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note Documents whether on account of principal, interest, premiums, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to any Noteholder or the Note Trustee) that are required to be paid by Winks Lane or any guarantor of the Notes pursuant thereto.

          "Notes": the 11.8% Notes, dated November 30, 1995 due June 1, 1998, in the aggregate principal amount of $9,488,277 issued by Winks Lane pursuant to the Note Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated, or replaced.

          "Note Trustee": the collateral trustee or collateral trustees under the Note Indenture.

          "Offering": the issuance and public or private sale of Capital Stock or any subordinated debt instrument or other evidence of subordinated indebtedness by or on behalf of Parent or any of its Domestic Subsidiaries, or the receipt of capital contributions in the form of cash to Parent or any of its Domestic Subsidiaries, except (a) the exercise of stock options or warrants by a current or former director, officer or employee, (b) the purchase of Capital Stock of Parent by a current or former director, officer or employee of Parent or any Subsidiary pursuant to an employee benefit or similar plan and (c) capital contributions by Parent or any of its Subsidiaries to one another.

          "Omnibus Guarantee Agreement": the Omnibus Guarantee Agreement to be executed and delivered by the Guarantors, substantially in the form of Exhibit H, as the same may be amended, supplemented or otherwise modified from time to time.

          "Original Lender": each Person whose name appear on the signature pages hereof and are designated as "Lenders" during the period such Person is a Lender.

          "Parent": Charming Shoppes, Inc., a Pennsylvania corporation.

          "Participant": as defined in subsection 10.6(b).

          "PBGC": the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA.

          "Person": an individual, partnership, corporation, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

          "Plan": at a particular time, any defined benefit retirement plan which is covered by ERISA and in respect of which any Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Pledged Foreign Subsidiaries": (i) the following subsidiaries of FSHC, each a company incorporated in Hong Kong: Trimoland Limited, Sentani Trading Limited, Kirkstone Company Limited, Elegant Crown Limited, Evatone Trading Limited, Huambo Limited, Loyal Paradise Limited, Sentron International Limited, Curlford Limited, Century Excellence Limited and Limburg Limited and (ii) CS Insurance Ltd., a company organized under the laws of The Islands of Bermuda.

          "Pledged Real Property Development Companies": any Subsidiary listed on Part A(4) of Omnibus Schedule 1 hereto and whose stock is pledged pursuant to the Term Lender Stock Pledge Agreement.

          "Prepayment Amount": an aggregate of $30,000,000 of principal prepayments of the Term Loans from the Tax Refund and the Bank Offering Percentage of the Net Proceeds of any Offering.

          "Prepayment L/C": the standby letter of credit to be issued to the Agent by the Prepayment L/C Issuer for the account of Parent, in the initial face amount of $22,000,000, substantially in the form of Exhibit I and satisfactory to the Agent and the Lenders, and any letter(s) of credit issued as replacement therefor.

          "Prepayment L/C Issuer": the bank issuing the Prepayment L/C, which bank shall be satisfactory to the Agent and the Lenders.

          "Prepayment Shortfall": an amount equal to $30,000,000 minus the sum of (a) Tax Refund payments paid to the Agent for the benefit of the Lenders or the POS Financer (as defined in the Term Lender Intercreditor Agreement), (b) the Net Proceeds of Offerings paid to the Agent for the benefit of the Lenders and (c) drawings under the Prepayment L/C paid to the Agent for the benefit of the Lenders.

          "Properties": the collective reference to the properties that are encumbered by Mortgages.

          "Real Property Development Company": any Subsidiary listed on Omnibus
     Schedule 1A(4) hereto.

          "Real Property Development Company Mortgages": the Mortgages executed by each of the Pledged Real Property Development Companies substantially in the form of Exhibit J, as the same may be amended, supplemented or otherwise modified from time to time.

          "Register": as defined in subsection 10.6(d).

          "Regulation U": Regulation U of the Board of Governors of the Federal Reserve System as in effect from time to time.

          "Reimbursement Obligation": as defined in subsection 3.2.

          "Reorganization": with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event": any of the events set forth in Section 4043 of ERISA, other than those events as to which the thirty day notice period is waived under subsections .13, .14, .16, .18, .19 or .20 of PBGC Reg.
     Section 2615.

          "Required Lenders": at any time, Lenders having an aggregate of 66-2/3% of the Term Loan Percentages.

          "Requirement of Law": as to any Person, the Certificate of Incorporation and By Laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

          "Responsible Officer": with respect to any Borrower, the chief executive officer, the president, or any vice president who has executive and supervisory responsibility regarding the relevant subject matter, or with respect to financial matters, the chief financial officer or controller.

          "Retail Store": any retail store which is operated by a Domestic Subsidiary of Parent and which sells Inventory.

          "Retail Store Subsidiary": any Domestic Subsidiary which owns a Retail Store, including a New Retail Store Subsidiary.

          "Security Documents": the collective reference to the Master Security Agreement, the Mortgages (other than the Lender Bensalem Mortgage), the Stock Pledge Agreements, the Trademark Security Agreement and all other security documents hereafter delivered to the Collateral Agent granting a Lien on any asset or assets of any Person in favor of the Collateral Agent to secure the Bank Obligations of the Borrowers hereunder and under any of the other Loan Documents or to secure any guarantee of any such Bank Obligations.

          "Shared Stock Pledge Agreement": the Stock Pledge Agreement to be executed and delivered by Parent in favor of the Collateral Agent substantially in the form of Exhibit K, as the same may be amended, supplemented or otherwise modified from time to time.

          "Single Employer Plan": any Plan which is covered by Title IV of ERISA, but which is not a Multiemployer Plan.

          "Stock Pledge Agreements": the collective reference to the Shared Stock Pledge Agreement and the Term Lender Stock Pledge Agreement.

          "Subordination Agreement": the Subordination Agreement to be executed and delivered by C.S.A.C., Inc., Parent, Winks Lane and certain Subsidiaries of Parent in favor of Congress, the Lenders and the Noteholders, substantially in the form of Exhibit E, as the same may be amended, supplemented or otherwise modified from time to time.

          "Subsidiary": as to any Person, a corporation, partnership or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          "Swap Transaction": shall mean (a) any rate, basis, commodity, currency, debt or equity swap, (b) any cap, collar or floor agreement, (c) any rate, basis, commodity, currency, debt or equity exchange or forward agreement, (d) any rate, basis, commodity, currency, debt or equity option,
     (e) any other similar agreement, (f) any option to enter into any of the foregoing, (g) any master agreement, investment management agreement or other agreement providing for any of the foregoing and (h) any combination of any of the foregoing.

          "Tax Refund": all monies that may now or hereafter be due, payable, paid or otherwise recoverable or recovered by Parent and/or any of its Subsidiaries, individually, jointly and/or severally, from the Internal Revenue Service, Department of the Treasury, United States of America (the "IRS") or any state or local taxing authority for any and all income tax refunds, including interest payable or paid thereon (if any), resulting from the filing of tax return(s), amended tax return(s) and/or claims for refund in respect of any fiscal year, and all amounts, judgments, decrees, settlements and other payments relating to the foregoing, but not including the Bensalem Tax Refund.

          "Termination Date": June 1, 1998.

          "Term Lender Intercreditor Agreement": the Term Lender Intercreditor Agreement to be executed and delivered by each Lender, the Agent, each Noteholder, the Note Trustee, Mellon Bank, N.A, as point-of-sale financer, and the Collateral Agent substantially in the form of Exhibit L, as the same may be amended, supplemented or otherwise modified from time to time.

          "Term Lender Stock Pledge Agreement": the Stock Pledge Agreement to be executed and delivered by Parent, FSHC and Kafco substantially in the form of Exhibit M, as the same may be amended, supplemented or otherwise modified from time to time.

          "Term Loan Percentage": as to any Lender at any time, the percentage which the aggregate principal amount of such Lender's Term Loans then outstanding constitutes of the aggregate principal amount of the Term Loans then outstanding.

          "Term Loan Priority Collateral": the property listed on Omnibus
     Schedule 21.

          "Term Loans": the collective reference to Tranche A Term Loans and Tranche B Term Loans.

          "Term Notes": the collective reference to the Tranche A Term Notes and Tranche B Term Notes.

          "Trademark Security Agreements": (i) the Trademark Collateral Assignment and Security Agreement to be executed and delivered by C.S.F., Inc., substantially in the form of Exhibit N-1, as the same may be amended, supplemented or otherwise modified from time to time and (ii) the Trademark Collateral Assignment and Security Agreement to be executed and delivered by Charming Shoppes, Inc., substantially in the form of Exhibit N-2, as the same may be amended, supplemented or otherwise modified from time to time.

          "Tranche A Term Loans": as defined in subsection 2.1(a).

          "Tranche B Stub Limit": the first $8 million of aggregate prepayments received by the Agent (for the benefit of the Lenders) collectively from Tax Refund payments and the Bank Offering Percentage of the Net Proceeds of any Offering.

          "Tranche B Term Loans": as defined in subsection 2.1(a).

          "Tranche A Term Notes": as defined in subsection 2.3(e).

          "Tranche B Term Notes": as defined in subsection 2.3(e).

          "Transferee": as defined in subsection 10.6(f).

          "Trustee Bensalem Mortgage": the mortgage to be executed and delivered by Winks Lane in favor of the Note Trustee, substantially in the form of Exhibit O, as the same may be amended, supplemented or otherwise modified from time to time.

          "Winks Lane": Winks Lane, Inc., a Pennsylvania corporation.

               1. Other Definitional Provisions. 1. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in any Term Notes or any certificate or other document made or delivered pursuant hereto.

          1. AS USED HEREIN AND IN ANY TERM NOTES, AND ANY CERTIFICATE OR OTHER DOCUMENT MADE OR DELIVERED PURSUANT HERETO, ACCOUNTING TERMS RELATING TO THE PARENT, THE BORROWERS AND THE SUBSIDIARIES NOT DEFINED IN SUBSECTION 1.1 AND ACCOUNTING TERMS PARTLY DEFINED IN SUBSECTION 1.1, TO THE EXTENT NOT DEFINED, SHALL HAVE THE RESPECTIVE MEANINGS GIVEN TO THEM UNDER GAAP.


          2. THE WORDS "HEREOF", "HEREIN" AND "HEREUNDER" AND WORDS OF SIMILAR IMPORT WHEN USED IN THIS AGREEMENT SHALL REFER TO THIS AGREEMENT AS A WHOLE AND NOT TO ANY PARTICULAR PROVISION OF THIS AGREEMENT, AND SECTION, SUBSECTION, OMNIBUS SCHEDULE AND EXHIBIT REFERENCES ARE TO THIS AGREEMENT UNLESS OTHERWISE SPECIFIED.


          3. THE MEANINGS GIVEN TO TERMS DEFINED HEREIN SHALL BE EQUALLY APPLICABLE TO BOTH THE SINGULAR AND PLURAL FORMS OF SUCH TERMS.

                             SECTION 4. TERM LOANS


               1. TERM LOANS. 1. ON THE CLOSING DATE, SUBJECT TO THE TERMS AND CONDITIONS HEREOF, EACH LENDER SEVERALLY AGREES TO CONVERT EACH OF THE EXISTING LETTER OF CREDIT FUNDED AMOUNTS OWED BY EACH BORROWER TO SUCH LENDER INTO A TERM LOAN (A "TRANCHE A TERM LOAN") IN AN AMOUNT EQUAL TO 26.550144% OF SUCH EXISTING LETTER OF CREDIT FUNDED AMOUNTS AND INTO A TERM LOAN (A "TRANCHE B TERM LOAN") IN AN AMOUNT EQUAL TO 73.449856% OF SUCH EXISTING LETTER OF CREDIT FUNDED AMOUNTS AND MAINTAIN SUCH CONVERTED EXISTING LETTER OF CREDIT FUNDED AMOUNTS AS TERM LOANS UNDER THIS AGREEMENT FOR THE SEPARATE ACCOUNT, SUBJECT TO CLAUSE (i)(B) AND (ii) BELOW, OF EACH SUCH BORROWER IN AN AGGREGATE AMOUNT NOT TO EXCEED THE AMOUNT OPPOSITE SUCH LENDER'S NAME AS SET FORTH ON OMNIBUS SCHEDULE 15A. (i) EACH DOMESTIC BORROWER'S OBLIGATIONS ARE AS (A) A BORROWER OF ITS TERM LOANS, IF ANY, AND
     (B) A JOINT AND SEVERAL BORROWER OF THE TERM LOANS OF EACH OTHER DOMESTIC BORROWER (AND OF EACH FOREIGN BORROWER TO THE EXTENT PRESENTLY SET FORTH IN THE EXISTING LETTER OF CREDIT AGREEMENTS) AND (ii) EACH FOREIGN BORROWER'S OBLIGATIONS ARE AS A BORROWER OF ONLY ITS TERM LOANS; PROVIDED, HOWEVER, THAT TO THE EXTENT ANY FOREIGN BORROWER IS JOINTLY AND SEVERALLY LIABLE TO ANY LENDER WITH ANY OTHER FOREIGN BORROWER OR DOMESTIC BORROWER WITH RESPECT TO EXISTING LETTERS OF CREDIT UNDER THE EXISTING LETTER OF CREDIT AGREEMENTS, THEN SUCH FOREIGN BORROWER'S JOINT AND SEVERAL LIABILITY WITH RESPECT TO EXISTING LETTER OF CREDIT FUNDED AMOUNTS SHALL CONTINUE UNIMPAIRED BY THIS AGREEMENT AND SHALL BE EVIDENCED BY THE TRANCHE A TERM NOTE AND TRANCHE B TERM NOTE WITH RESPECT THERETO.


          5. IT IS EXPRESSLY UNDERSTOOD AND AGREED THAT NOTHING CONTAINED IN THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS (EXCEPT AS EXPRESSLY SET FORTH IN THE MUTUAL RELEASE) IS INTENDED TO RELEASE OR DISCHARGE ANY OBLIGATION OR LIABILITY OF ANY BORROWER OR ANY OTHER PERSON TO ANY LENDER (EXCEPT AS EXPRESSLY SET FORTH IN THE MUTUAL RELEASE) AND THAT THE TRANSACTIONS DESCRIBED HEREIN AND THEREIN ARE INTENDED TO RESET THE PAYMENT TERMS OF EXISTING INDEBTEDNESS, ON A SECURED BASIS, AND NOT CREATE A NOVATION.


          6. PROCEDURE FOR TERM LOAN CONVERSION. EACH TERM LOAN SHALL BE ESTABLISHED WITHOUT ANY PAYMENTS BEING MADE BY THE LENDERS. THE AGENT SHALL ON THE CLOSING DATE DEBIT THE ACCOUNT OF EACH BORROWER ON THE BOOKS OF THE OFFICE OF THE AGENT WITH THE AGGREGATE OF THE AMOUNT OF THE TERM LOANS OF EACH BORROWER.


          7. REPAYMENT OF TERM LOANS; EVIDENCE OF DEBT. (a) EACH BORROWER, SEVERALLY BUT NOT JOINTLY (EXCEPT AS PROVIDED IN SUBSECTION 2.1(a) AND OTHERWISE IN THIS AGREEMENT), HEREBY UNCONDITIONALLY PROMISES TO PAY TO THE AGENT FOR THE ACCOUNT OF THE LENDERS NO LATER

THAN THE TERMINATION DATE THE AGGREGATE PRINCIPAL AMOUNT OF THE TERM LOANS BORROWED BY SUCH BORROWER. EACH BORROWER HEREBY FURTHER AGREES TO PAY INTEREST TO EACH LENDER ON THE UNPAID PRINCIPAL AMOUNT OF THE TERM LOANS ESTABLISHED FOR ITS ACCOUNT BY SUCH LENDER FROM TIME TO TIME OUTSTANDING FROM THE DATE HEREOF UNTIL PAYMENT IN FULL THEREOF AT THE RATES PER ANNUM, AND ON THE DATES, SET FORTH IN SUBSECTION 2.6.

          (b) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the Term Loans of such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement.

          (c) The Agent shall maintain the Register pursuant to subsection 10.6(d), and a subaccount therein for each Lender, in which shall be recorded
(i) the amount of each Tranche A Term Loan and Tranche B Term Loan established hereunder, (ii) the amount of any principal or interest due and payable or to become due and payable from each Borrower on account of its Tranche A Term Loans and Tranche B Term Loans hereunder and (iii) both the amount of any sum received by the Agent (or by any Lender) hereunder from each Borrower and each Lender's share thereof.

          (d) The entries made in the Register and the accounts of each Lender maintained pursuant to subsection 2.3(b) shall, to the extent permitted by applicable law, be prima facie evidence, absent manifest error, of the existence and amounts of the obligations of each Borrower therein recorded; provided, however, that the failure of any Lender or the Agent to maintain the Register or any such account, or any error therein, shall not in any manner affect the obligation of each Borrower to repay (with applicable interest) in accordance with the terms of this Agreement the Term Loans made to such Borrower.

          (e) Each Borrower agrees that, upon the request to the Agent by any Lender, such Borrower will execute and deliver to such Lender two promissory notes executed by such Borrower, one such promissory note evidencing such Borrower's Tranche A Term Loan (a "Tranche A Term Note") and the other such promissory note evidencing such Borrower's Tranche B Term Loan (a "Tranche B Term Note") owed to such Lender, substantially in the form of Exhibits A-1 and A-2, respectively, with appropriate insertions as to date and principal amount.


          8. OPTIONAL PREPAYMENTS. EACH BORROWER MAY AT ANY TIME AND FROM TIME TO TIME PREPAY ANY OF ITS TERM LOANS, IN WHOLE OR IN PART, WITHOUT PREMIUM OR PENALTY, UPON AT LEAST ONE BUSINESS DAY'S IRREVOCABLE NOTICE TO THE AGENT, SPECIFYING THE DATE AND AMOUNT OF PREPAYMENT. UPON RECEIPT OF ANY SUCH NOTICE THE AGENT SHALL PROMPTLY NOTIFY EACH LENDER THEREOF. IF ANY SUCH NOTICE IS GIVEN, THE AMOUNT SPECIFIED IN SUCH NOTICE SHALL BE DUE AND PAYABLE ON THE DATE SPECIFIED THEREIN. AMOUNTS PREPAID ON ACCOUNT OF THE TERM LOANS MAY NOT BE REBORROWED. PARTIAL PREPAYMENTS SHALL BE IN AN AGGREGATE MINIMUM PRINCIPAL AMOUNT OF $250,000, AND SHALL BE PAID TO THE AGENT (FOR THE BENEFIT OF THE LENDER OF SUCH TERM LOAN), PROVIDED, HOWEVER, THAT AS A CONDITION TO ANY BORROWER'S OPTIONAL PREPAYMENT OF ANY OF ITS TERM LOANS, SUCH BORROWER MUST ITSELF OR MUST CAUSE OTHER

BORROWERS TO PREPAY THEIR TERM LOANS SUCH THAT THE TERM LOAN PERCENTAGE OF EACH LENDER IS THE SAME BOTH BEFORE AND AFTER GIVING EFFECT TO ALL SUCH PREPAYMENTS.


          9. MANDATORY PREPAYMENTS.


          10. PREPAYMENTS FROM ASSET SALES. THE BORROWERS SHALL PREPAY THE TERM LOANS AND THE TERM NOTES, TO BE APPLIED PURSUANT TO SUBSECTION 2.5(e), IN AN AMOUNT EQUAL TO THAT PORTION OF THE NET PROCEEDS FROM ASSET SALES PAID TO THE AGENT BY THE COLLATERAL AGENT IN ACCORDANCE WITH THE TERM LENDER INTERCREDITOR AGREEMENT.


          11. PREPAYMENTS FROM THE TAX REFUND OR PREPAYMENT L/C.

               (i) Each Borrower shall prepay the Term Loans, to be applied pursuant to subsection 2.5(e), on the date of receipt by such Borrower (or any Affiliate thereof) or the Collateral Agent of any Tax Refund in an amount equal to such Tax Refund, except that if any Tax Refund is received after a drawing under the Prepayment L/C the Tax Refund shall be paid to the Collateral Agent and applied as follows:

               First, to Congress, an amount equal to the drawing under the Prepayment L/C, but in no event more than $15,000,000 in the aggregate;

               Second, to the Agent (for the benefit of the Lenders), an amount equal to the Prepayment Shortfall;

               Third, provided that no Event of Default has occurred and is continuing, to Congress an amount equal to the drawing under the Prepayment L/C minus the aggregate amount previously distributed to Congress pursuant to clause First;

               Fourth, to the Agent (for the benefit of the Lenders), until the Bank Obligations are paid in full; and

               Fifth, the balance, if any, in accordance with clauses Second through Fifth of subsection 4.2(c) of the Term Lender Intercreditor Agreement;
     provided, however, that if any Tax Refund is received after the occurrence and during the continuance of an Event of Default, the amounts otherwise payable to the Agent as a prepayment of the Term Loans pursuant to this clause (i) shall in each instance instead be paid to the Agent and the POS Financer (as defined in the Term Lender Intercreditor Agreement) ratably in accordance with the proportion which each of the Bank Obligations and POS Deficiency (as defined in the Term Lender Intercreditor Agreement) bears to the aggregate amount of the Bank/POS Obligations (as defined in the Term Lender Intercreditor Agreement) owing at such time. All payments to the POS Financer shall be applied to reduce the POS Deficiency (as defined in the Term Lender Intercreditor Agreement).

               (ii) If the Lenders have not received the Prepayment Amount on or prior to January 31, 1997, the Agent shall present documents under the Prepayment L/C for payment pursuant to the terms thereof and the Term Loans shall be prepaid, in an amount equal to the cash received from the Prepayment L/C Issuer, provided, if for any reason the Prepayment L/C Issuer fails to honor the Prepayment L/C (and without affecting the rights of the Agent or the Lenders against the Prepayment L/C Issuer in respect of any such failure), there shall become immediately due and payable by Borrowers a principal payment in an amount equal to that requested under the Prepayment L/C.

               (iii) The Agent agrees not to make any draw under the Prepayment L/C for an amount in excess of the unpaid amount of the Prepayment Amount existing on the date of any draw under the Prepayment L/C. The Agent, with approval of all Lenders, shall consent in writing to cancellation of the Prepayment L/C if the Prepayment Amount has been paid in full prior to any draw being made thereunder. To the extent that payments of the Prepayment Amount are received in excess of the Tranche B Stub Limit, but in an aggregate amount less than the Prepayment Amount, the Agent shall promptly thereafter submit a reduction certificate (in the form of Exhibit C to the Prepayment L/C) reducing the maximum amount thereof in an amount equal to such excess.


          12. PREPAYMENTS FROM CASH FLOW SWEEP. UNTIL THE AGGREGATE AMOUNT OF PREPAYMENTS OF THE TERM LOANS FROM ALL SOURCES (INCLUDING PREPAYMENTS PURSUANT TO THIS SUBSECTION 2.5(c)) EQUALS $56,000,000, THE TERM LOANS SHALL BE PREPAID, WITH SUCH AMOUNTS APPLIED AS PROVIDED IN SUBSECTION 2.5(e), FIVE DAYS AFTER THE LAST DAY OF THE MONTH IMMEDIATELY FOLLOWING THE MONTH IN WHICH EACH FISCAL QUARTER OF PARENT ENDS, BEGINNING WITH THE FISCAL QUARTER ENDING IN APRIL, 1997, IN AN AMOUNT EQUAL TO 50% OF THE CONSOLIDATED CASH FLOW FOR SUCH FISCAL QUARTER, PROVIDED, THAT NO PREPAYMENTS SHALL BE MADE PURSUANT TO THIS SUBSECTION IF THE EXCESS AVAILABILITY, BEFORE AND AFTER GIVING EFFECT TO SUCH PAYMENT, IS NOT GREATER THAN $50,000,000 OR (ii) A CONGRESS EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING.


          13. PREPAYMENTS FROM OFFERING. ON THE DATE OF RECEIPT BY ANY DOMESTIC BORROWER OR ANY OTHER DOMESTIC SUBSIDIARY OF THE NET PROCEEDS AFTER THE CLOSING DATE OF ANY OFFERING, THE TERM LOANS SHALL BE PREPAID, AS PROVIDED IN SUBSECTION 2.5(e), IN AN AMOUNT EQUAL TO THE BANK OFFERING PERCENTAGE OF 75% OF SUCH NET PROCEEDS.

            2.0.13.0.0.0.0.1. Application of Prepayments. Any amounts prepaid to the Agent pursuant to subsection 2.5(a) through 2.5(d) shall be distributed ratably to the Lenders in accordance with each Lender's Term Loan Percentage, and applied by each Lender as follows: 2.0.13.0.0.0.0.1. prepayments pursuant to subsections 2.5(a), (b), (c) and (d) shall be applied first, ratably to the Tranche B Term Loan of each Borrower for whose account such Lender has established a Term Loan, until each such Tranche B Term Loan is paid in full, and second, to the Tranche A Term Loan of each Borrower for whose account such Lender has established a Term Loan, provided, that, for purposes of clause (i) aggregate prepayments pursuant to subsections 2.5(b) and (d) shall not exceed the Tranche B Stub Limit, and (ii) aggregate prepayments pursuant to subsections 2.5(b) and (d) in excess of Tranche B Stub Limit shall be applied first, ratably to the Tranche A Term Loan of each Borrower for whose account such Lender has established a Term Loan, until each such Tranche A Term Loan is paid in full, and second, ratably to the Tranche B Term Loan of each Borrower for whose account such Lender has established a Term Loan.

               1. Interest Rates and Payment Dates. 1. Until the Agent has received an aggregate amount of prepayments equal to $30,000,000, (i) each Tranche A Term Loan shall bear interest at a fluctuating rate per annum equal to ABR plus 2%, and (ii) each Tranche B Term Loan shall bear interest at a fluctuating rate per annum equal to the ABR plus 3-1/2%. After the Agent has received an aggregate amount of prepayments equal to $30,000,000, all Term Loans shall bear interest at a fluctuating rate per annum equal to the ABR plus 2%.


          14. IF ALL OR A PORTION OF (i) ANY PRINCIPAL OF ANY TERM LOAN, (ii) ANY INTEREST PAYABLE THEREON, OR (iii) ANY OTHER AMOUNT PAYABLE HEREUNDER SHALL NOT BE PAID WHEN DUE (WHETHER AT THE STATED MATURITY, BY ACCELERATION OR OTHERWISE), THE PRINCIPAL OF THE TERM LOANS AND ANY SUCH OVERDUE INTEREST OR OTHER AMOUNT SHALL BEAR INTEREST AT A RATE PER ANNUM WHICH IS (x) IN THE CASE OF PRINCIPAL, THE RATE THAT WOULD OTHERWISE BE APPLICABLE THERETO PLUS 2% OR (y) IN THE CASE OF ANY SUCH OVERDUE INTEREST, THE RATE AT WHICH THE PRINCIPAL ON WHICH SUCH INTEREST HAD ACCRUED BEARS INTEREST PLUS 2% OR (z) IN THE CASE OF ANY SUCH OVERDUE FEE OR OTHER AMOUNT, THE RATE THEN APPLICABLE TO TRANCHE B TERM LOANS PLUS 2%, IN EACH CASE FROM THE DATE OF SUCH NON PAYMENT UNTIL SUCH OVERDUE PRINCIPAL, INTEREST, FEE OR OTHER AMOUNT IS PAID IN FULL (AS WELL AFTER AS BEFORE JUDGMENT).


          15. INTEREST SHALL BE PAYABLE IN ARREARS ON EACH INTEREST PAYMENT DATE, PROVIDED THAT INTEREST ACCRUING PURSUANT TO PARAGRAPH (b) OF THIS SUBSECTION SHALL BE PAYABLE FROM TIME TO TIME ON DEMAND.

               1. Computation of Interest and Fees. 1. Interest shall be calculated on the basis of a 360 day year for the actual days elapsed.


          16. EACH DETERMINATION OF AN INTEREST RATE BY THE AGENT PURSUANT TO ANY PROVISION OF THIS AGREEMENT SHALL BE CONCLUSIVE AND BINDING ON THE BORROWERS AND THE LENDERS IN THE ABSENCE OF MANIFEST ERROR.

               1. Borrowings and Payments. 1. The Term Loans of each Foreign Borrower shall be Term Loans solely for such Borrower's account and no Foreign Borrower, by virtue of this Agreement, assumes or otherwise becomes indebted for the Bank Obligations of any other Borrower. The Term Loans of all Domestic Borrowers are the joint and several obligations of each Domestic Borrower.


          17. ALL PAYMENTS (INCLUDING PREPAYMENTS) TO BE MADE BY ANY BORROWER HEREUNDER, WHETHER ON ACCOUNT OF PRINCIPAL, INTEREST OR OTHERWISE, EXCEPT FOR AMOUNTS OWING TO HKSB IN RESPECT OF INTEREST, FEES AND CHARGES, SHALL BE MADE WITHOUT SET OFF OR COUNTERCLAIM AND SHALL BE MADE PRIOR TO 12:00 NOON, NEW YORK CITY TIME, ON THE DUE DATE THEREOF TO THE AGENT, FOR THE ACCOUNT OF THE LENDERS (OTHER THAN HKSB), AT THE AGENT'S OFFICE SPECIFIED IN SUBSECTION 10.2, IN DOLLARS AND IN IMMEDIATELY AVAILABLE FUNDS. THE AGENT SHALL DISTRIBUTE SUCH PAYMENTS TO THE APPLICABLE LENDER PROMPTLY UPON RECEIPT IN LIKE FUNDS AS RECEIVED.

          18. ALL PAYMENTS TO BE MADE BY ANY BORROWER HEREUNDER TO HKSB ON ACCOUNT OF INTEREST, FEES AND CHARGES SHALL BE MADE WITHOUT SET OFF OR COUNTERCLAIM AND SHALL BE MADE PRIOR TO 12:00 NOON, HONG KONG TIME, ON THE DUE DATE THEREOF TO HKSB, FOR ITS OWN ACCOUNT, AT THE OFFICE OF HKSB, SPECIFIED ON THE SIGNATURE PAGE HEREOF, IN DOLLARS AND IN IMMEDIATELY AVAILABLE FUNDS. HKSB SHALL PROMPTLY PROVIDE WRITTEN NOTICE TO THE AGENT OF ITS NON RECEIPT OF PAYMENTS PURSUANT TO THIS SUBSECTION 2.8(c).


          19. IF ANY PAYMENT HEREUNDER BECOMES DUE AND PAYABLE ON A DAY OTHER THAN A BUSINESS DAY, SUCH PAYMENT SHALL BE EXTENDED TO THE NEXT SUCCEEDING BUSINESS DAY, AND, WITH RESPECT TO PAYMENTS OF PRINCIPAL, INTEREST THEREON SHALL BE PAYABLE AT THE THEN APPLICABLE RATE DURING SUCH EXTENSION.

               1. Fees. 1. The Borrowers agree to pay to the Agent, for its own account, the fees in the amounts previously agreed to in writing by Parent and Borrowers' Agent and the Agent.


          20. EACH BORROWER SHALL PAY ON DEMAND TO THE ISSUING LENDER OF A LETTER OF CREDIT FOR THE ACCOUNT OF SUCH BORROWER ALL FEES PAYABLE UNDER SUCH LETTER OF CREDIT.

               1. Taxes. 1. All payments made by each Borrower under this Agreement shall be made free and clear of, and without deduction or withholding and in the case of HKSB, any obligation for United States federal, state and local income or franchise taxes arising from such payments, for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding, except in the case of HKSB, net income taxes and franchise taxes (imposed in lieu of net income taxes) imposed on the Agent or any Lender as a result of a present or former connection between the Agent or such Lender, or a branch office of such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from the Agent or such Lender having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any Note). If any such non-excluded taxes, levies, imposts, duties, charges, fees deductions or withholdings ("Non-Excluded Taxes") are required to be withheld from any amounts payable to the Agent or any Lender hereunder, and in the case of HKSB, payable by HKSB, the amounts so payable to the Agent or such Lender shall be increased to the extent necessary to yield to the Agent or such Lender (after payment of all Non-Excluded Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement, provided, however, that a Borrower shall not be required to increase any such amounts payable to any Lender that is not organized under the laws of the United States of America or a state thereof if such Lender fails to comply with the requirements of paragraph (b) of this subsection to the extent that such subsection applies to such Lender. Whenever any Non-Excluded Taxes are payable by a Borrower, as promptly as possible thereafter the Borrower shall send to the Agent for its own account or for the account of such Lender, as the case may be, a certified copy of an original official receipt received by a Borrower showing payment thereof. If a Borrower fails to pay any Non-Excluded Taxes when due to the appropriate taxing authority or fails to remit to the Agent the required receipts or other required documentary evidence, the Borrower shall indemnify the Agent and the Lenders for any incremental taxes, interest or penalties that may become payable by the Agent or any Lender as a result of any such failure. For purpose of this subsection 2.10 any monies or properties received by the Lenders out of any Collateral or pursuant to any participation purchased in accordance with Section 10.7 shall be deemed to be a payment by the Borrowers to Lenders under this Agreement. The agreements in this subsection shall survive the termination of this Agreement and the payment of the Term Loans and all other amounts payable hereunder.


          21. EACH LENDER (OTHER THAN HKSB) THAT IS NOT INCORPORATED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR A STATE THEREOF SHALL:


   3. DELIVER TO BORROWERS' AGENT AND THE AGENT (A) TWO DULY COMPLETED COPIES OF UNITED STATES INTERNAL REVENUE SERVICE FORM 1001 OR 4224, OR SUCCESSOR APPLICABLE FORM, AS THE CASE MAY BE, AND (B) AN INTERNAL REVENUE SERVICE FORM W 8 OR W 9, OR SUCCESSOR APPLICABLE FORM, AS THE CASE MAY BE;


   3.1. DELIVER TO BORROWERS' AGENT AND THE AGENT TWO FURTHER COPIES OF ANY SUCH FORM OR CERTIFICATION ON OR BEFORE THE DATE THAT ANY SUCH FORM OR CERTIFICATION EXPIRES OR BECOMES OBSOLETE AND AFTER THE OCCURRENCE OF ANY EVENT REQUIRING A CHANGE IN THE MOST RECENT FORM PREVIOUSLY DELIVERED BY IT TO SUCH BORROWERS; AND

   3.2. OBTAIN SUCH EXTENSIONS OF TIME FOR FILING AND COMPLETE SUCH FORMS OR CERTIFICATIONS AS MAY REASONABLY BE REQUESTED BY ITS BORROWERS OR THE AGENT;

unless in any such case an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender so advises the Borrowers and the Agent. Such Lender shall certify (i) in the case of a Form 1001 or 4224, that it is entitled to receive payments under this Agreement without deduction or withholding of any United States federal income taxes and (ii) in the case of a Form W 8 or W 9, that it is entitled to an exemption from United States backup withholding tax. Each Person that shall become a Lender or a Participant pursuant to subsection 10.6 shall, upon the effectiveness of the related transfer, be required to provide all of the forms and statements required pursuant to this subsection, provided that in the case of a Participant such Participant shall furnish all such required forms and statements to the Lender from which the related participation shall have been purchased.

                         SECTION 4. LETTERS OF CREDIT.

               1. Letters of Credit. 1. Subject to the terms and conditions hereof, each Existing Letter of Credit shall become, without further action by any Lender or Borrower, a letter of credit or guarantee hereunder ("Letters of Credit") for the account of the Borrower identified opposite such Letter of Credit on Omnibus Schedule 4. Each Lender, in its capacity as a provider of Letters of Credit, is referred to herein as an "Issuing Lender".


                  1. AN ISSUING LENDER SHALL NOTIFY THE ACCOUNT PARTY FOR SUCH LETTER OF CREDIT, WITH A COPY TO BORROWERS' AGENT, IN WRITING (A "DLC NOTICE") WITHIN SEVEN BUSINESS DAYS OF SUCH ISSUING LENDER'S RECEIPT OF DOCUMENTS UNDER A LETTER OF CREDIT THAT DO NOT CONFORM TO THE TERMS AND CONDITIONS THEREOF (A "DISCREPANT LETTER OF CREDIT"). WITHIN THREE BUSINESS DAYS OF THE ISSUING LENDER'S SENDING OF SUCH DLC NOTICE, SUCH ACCOUNT PARTY SHALL AUTHORIZE OR NOT AUTHORIZE IN WRITING THE DRAW UNDER SUCH DISCREPANT LETTER OF CREDIT, PROVIDED, THAT, SUCH ACCOUNT PARTY MAY NOT AUTHORIZE A DRAW IF ANY DISCREPANCY INVOLVES
(i) EXCESS DRAWINGS, (ii) EXPIRED LETTERS OF CREDIT OR (iii) THE FAILURE OF THE BENEFICIARY TO SUPPLY ANY DOCUMENT WHICH EVIDENCES (A) THE RECEIPT BY THE BORROWER (THAT IS THE ACCOUNT PARTY) OR ITS AGENT OF MERCHANDISE OR (B) THE SHIPMENT OF MERCHANDISE AND WHICH IS REQUIRED TO BE SUPPLIED BY THE TERMS OF THE RELEVANT LETTER OF CREDIT. FAILURE OF THE RELEVANT ACCOUNT PARTY TO AUTHORIZE A DRAW UNDER THE DISCREPANT LETTER OF CREDIT WITHIN SUCH THREE-BUSINESS DAY PERIOD OR DISCREPANCIES OF THE TYPE ENUMERATED IN CLAUSES (i) THROUGH (iii) OF THE PRECEDING SENTENCE SHALL BE DEEMED AN EXPRESS DIRECTION TO THE ISSUING LENDER TO REJECT THE DOCUMENTS PRESENTED UNDER SUCH DISCREPANT LETTER OF CREDIT. EACH BORROWER HEREBY DIRECTS EACH ISSUING LENDER TO AUTOMATICALLY REJECT DOCUMENTS PRESENTED UNDER ALL DISCREPANT LETTERS OF CREDIT FROM AND AFTER THE SECOND BUSINESS DAY FOLLOWING AN ISSUING LENDER'S RECEIPT OF A WRITTEN NOTICE OF A CONGRESS EVENT OF DEFAULT. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED HEREIN, AN ISSUING LENDER SHALL HAVE NO OBLIGATION TO PAY ON A DISCREPANT LETTER OF CREDIT UNLESS IT HAS ALREADY RECEIVED THE CORRESPONDING REIMBURSEMENT OBLIGATION UNDER ITS BACK-UP L/C IN ACCORDANCE WITH SUBSECTION 3.2. EACH BORROWER HEREBY AGREES THAT AN ISSUING LENDER FOLLOWING THE PROCEDURES SET FORTH IN THIS PARAGRAPH (b) IN RESPECT OF A DISCREPANT LETTER OF CREDIT SHALL BE FOREVER RELEASED AND DISCHARGED FROM ANY LIABILITY WHATSOEVER TO ANY BORROWER WITH RESPECT TO ANY SUCH DISCREPANT LETTER OF CREDIT.


               1. BACK-UP L/C'S; PRESENTMENT OF CERTIFICATES THEREUNDER; REIMBURSEMENT OBLIGATION OF THE BORROWER. 1. ON THE CLOSING DATE, CONGRESS WILL CAUSE TO BE ISSUED LETTERS OF CREDIT PURSUANT TO THE CONGRESS LOAN AGREEMENT (THE "BACK-UP L/C'S") FOR THE BENEFIT OF EACH ISSUING LENDER WITH A STATED AMOUNT IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA (INCLUDING AMOUNTS CONVERTED FROM HONG KONG DOLLARS INTO DOLLARS AT THE RATE OF 7.73 HONG KONG DOLLARS TO $1) EQUAL TO

     THE AGGREGATE FACE AMOUNT OF LETTERS OF CREDIT MAINTAINED BY SUCH ISSUING LENDER, PLUS A GROSS-UP FOR INTEREST, FEES AND EXPENSES OF AT LEAST THREE PERCENT (3%) BUT NOT MORE THAN EIGHT PERCENT (8%), AS SPECIFIED BY THE ISSUING LENDER, OF SUCH STATED AMOUNT.


          2. EACH BACK-UP L/C, SUBSTANTIALLY IN THE FORM OF EXHIBIT P, SHALL PROVIDE FOR THE PRESENTMENT BY THE ISSUING LENDER THAT IS THE BENEFICIARY THEREUNDER OF MULTIPLE DRAFTS AT LEAST EQUAL IN NUMBER TO THE AGGREGATE NUMBER OF DRAFTS THAT MAY BE PRESENTED UNDER ALL THE LETTERS OF CREDIT MAINTAINED BY SUCH ISSUING LENDER. FOLLOWING THE PRESENTMENT OF DOCUMENTS UNDER A LETTER OF CREDIT TO AN ISSUING LENDER, SUCH ISSUING LENDER SHALL PROVIDE, IN ACCORDANCE WITH THE TERMS OF THE BACK-UP L/C, A CERTIFICATION (IN THE FORM OF EXHIBIT B TO ITS BACK-UP L/C) TO THE BACK-UP L/C ISSUER, WHICH CERTIFICATION, TOGETHER WITH A SIGHT DRAFT (IN THE FORM OF EXHIBIT A TO ITS BACK-UP L/C), SHALL CONSTITUTE A DRAW AND REQUEST FOR PAYMENT UNDER THE BACK-UP L/C OF (i) THE AMOUNT OF THE DRAW UNDER THE RELEVANT LETTER OF CREDIT AND (ii) ANY INTEREST, FEES AND COSTS INCURRED BY SUCH ISSUING LENDER IN CONNECTION THEREWITH (COLLECTIVELY, THE "REIMBURSEMENT OBLIGATION"). EACH ISSUING LENDER AGREES TO PROVIDE A COPY OF SUCH CERTIFICATION AND SIGHT DRAFT TO CONGRESS AND THE BORROWERS' AGENT. EACH ISSUING LENDER AGREES TO LOOK INITIALLY TO ITS BACK-UP L/C FOR PAYMENT OF THE REIMBURSEMENT OBLIGATION.


          3. EACH ISSUING LENDER HEREBY AGREES TO PROVIDE PROMPT NOTICE TO ITS BACK UP L/C ISSUER, WITH A COPY TO CONGRESS AND BORROWERS' AGENT, OF THE CANCELLATION, TERMINATION OR EXPIRATION OF LETTERS OF CREDIT, PROVIDED THAT FOR PURPOSES OF THIS PARAGRAPH (c), "EXPIRATION" SHALL BE DEEMED TO OCCUR ON THE DATE THAT IS NOT LESS THAN THIRTY (30) NOR MORE THAN FORTY-FIVE (45) DAYS, IN THE DISCRETION OF THE ISSUING LENDER, FOLLOWING THE STATED EXPIRATION DATE OF ANY LETTER OF CREDIT. EACH ISSUING LENDER FURTHER AGREES THAT SIMULTANEOUSLY WITH, OR PROMPTLY AFTER REIMBURSEMENT, TO SUCH ISSUING LENDER OF A DRAW UNDER A LETTER OF CREDIT FROM A SOURCE OTHER THAN THE BACK-UP L/C TO NOTIFY THE BACK-UP L/C ISSUER TO REDUCE THE MAXIMUM AMOUNT OF SUCH BACK-UP L/C BY THE RELEVANT AMOUNT (TAKING INTO ACCOUNT THE ORIGINAL GROSS-UP USED).


          4. TO THE EXTENT THE REIMBURSEMENT OBLIGATION OF AN ISSUING LENDER IS NOT SATISFIED FROM ITS BACK-UP L/C IN ACCORDANCE WITH THE TERMS THEREOF FOLLOWING PRESENTMENT OF THE CERTIFICATION TO CONGRESS AS SET FORTH IN PARAGRAPH
(b) OF THIS SUBSECTION 3.2, THE BORROWER FOR WHOSE ACCOUNT SUCH BACK-UP L/C WAS ISSUED AGREES TO PAY SUCH ISSUING LENDER ON DEMAND THE REIMBURSEMENT OBLIGATION UNDER ANY LETTER OF CREDIT. EACH SUCH PAYMENT SHALL BE MADE TO THE ISSUING LENDER AT ITS ADDRESS FOR NOTICES SPECIFIED HEREIN IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA AND IN IMMEDIATELY AVAILABLE FUNDS, WITHOUT PRESENTMENT, DEMAND, PROTEST OR OTHER FORMALITIES OF ANY KIND.

          5. INTEREST SHALL BE PAYABLE ON ANY AND ALL AMOUNTS REMAINING UNPAID BY THE BORROWER UNDER SUBSECTION (d) FROM THE DATE SUCH AMOUNTS BECOME PAYABLE (WHETHER AT STATED MATURITY, BY ACCELERATION OR OTHERWISE) UNTIL PAYMENT IN FULL AT THE HIGHEST RATE WHICH WOULD BE PAYABLE ON ANY OUTSTANDING TRANCHE B TERM LOANS WHICH WERE THEN OVERDUE.

               1. Obligations Absolute. 1. Each Borrower's obligations to its Issuing Lender under this Section shall be absolute and unconditional under any and all circumstances and irrespective of any set-off, counterclaim or defense to payment which such Borrower may have or have had against such Issuing Lender or any beneficiary of a Letter of Credit.

               4.0.5.0.0.1.0.1. Each Borrower also agrees with each Issuing Lender that such Issuing Lender shall not be responsible for, and such Issuing Lender's rights of recourse to its Back-up L/C and such Borrower's Reimbursement Obligations under subsection 3.2(a) shall not be affected by, among other things, 4.0.5.0.0.1.0.1. the validity or genuineness of documents or of any endorsements thereon, even though such documents shall in fact prove to be invalid, fraudulent or forged, or 4.0.5.0.0.1.0.1. any dispute between or among such Borrower and any beneficiary of any Letter of Credit or any other party to which such Letter of Credit may be transferred or 4.0.5.0.0.1.0.1. any claims whatsoever of such Borrower against any beneficiary of such Letter of Credit or any such transferee.


          5. ANY ISSUING LENDER SHALL NOT BE LIABLE FOR ANY ERROR, OMISSION, INTERRUPTION OR DELAY IN TRANSMISSION, DISPATCH OR DELIVERY OF ANY MESSAGE OR ADVICE, HOWEVER TRANSMITTED, IN CONNECTION WITH ANY LETTER OF CREDIT, EXCEPT FOR ERRORS OR OMISSIONS CAUSED BY SUCH ISSUING LENDER'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.


          1. EACH BORROWER AGREES THAT ANY ACTION TAKEN OR OMITTED BY ANY ISSUING LENDER UNDER OR IN CONNECTION WITH ANY LETTER OF CREDIT OR THE RELATED DRAFTS OR DOCUMENTS, IF DONE IN THE ABSENCE OF GROSS NEGLIGENCE OF WILLFUL MISCONDUCT AND IN ACCORDANCE WITH THE STANDARDS OF CARE SPECIFIED UNDER APPLICABLE LAW, SHALL BE BINDING ON SUCH BORROWER AND SHALL NOT RESULT IN ANY LIABILITY OF THE ISSUING LENDER TO SUCH BORROWER.



                   SECTION 2. REPRESENTATIONS AND WARRANTIES

          To induce the Agent and the Lenders to enter into this Agreement, Parent hereby represents and warrants to the Agent and each Lender that:

          3. FINANCIAL CONDITION. THE CONSOLIDATED BALANCE SHEET OF THE PARENT AND ITS CONSOLIDATED SUBSIDIARIES AS AT JANUARY 28, 1995 AND THE RELATED CONSOLIDATED STATEMENTS OF INCOME AND OF CASH FLOWS FOR THE FISCAL YEAR ENDED ON SUCH DATE, REPORTED ON BY ERNST & YOUNG, L.L.P, COPIES OF WHICH HAVE HERETOFORE BEEN FURNISHED TO EACH LENDER, EXCEPT AS DISCLOSED TO THE LENDERS IN WRITING ON OR PRIOR TO OCTOBER 24, 1995, PRESENT FAIRLY THE CONSOLIDATED FINANCIAL CONDITION OF THE PARENT AND ITS CONSOLIDATED SUBSIDIARIES AS AT SUCH DATE, AND THE CONSOLIDATED RESULTS OF THEIR OPERATIONS AND THEIR CONSOLIDATED CASH FLOWS FOR THE FISCAL YEAR THEN ENDED. THE UNAUDITED CONSOLIDATED BALANCE SHEET OF THE PARENT AND ITS CONSOLIDATED SUBSIDIARIES AS AT JULY 29, 1995 AND THE RELATED UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND OF CASH FLOWS FOR THE THREE MONTH PERIOD ENDED ON SUCH DATE, CERTIFIED BY A RESPONSIBLE OFFICER OF PARENT, COPIES OF WHICH HAVE HERETOFORE BEEN FURNISHED TO EACH LENDER, EXCEPT AS DISCLOSED TO THE LENDERS IN WRITING ON OR PRIOR TO OCTOBER 24, 1995, PRESENT FAIRLY THE CONSOLIDATED FINANCIAL CONDITION OF PARENT AND ITS CONSOLIDATED SUBSIDIARIES AS AT SUCH DATE, AND THE CONSOLIDATED RESULTS OF THEIR OPERATIONS AND THEIR CONSOLIDATED CASH FLOWS FOR THE THREE MONTH PERIOD THEN ENDED (SUBJECT TO NORMAL YEAR END AUDIT ADJUSTMENTS). ALL SUCH FINANCIAL STATEMENTS, INCLUDING THE RELATED SCHEDULES AND NOTES THERETO, HAVE BEEN PREPARED IN ACCORDANCE WITH GAAP APPLIED CONSISTENTLY THROUGHOUT THE PERIODS INVOLVED (EXCEPT AS APPROVED BY SUCH ACCOUNTANTS OR RESPONSIBLE OFFICER OF PARENT, AS THE CASE MAY BE, AND AS DISCLOSED THEREIN). EXCEPT AS DISCLOSED IN THE SCHEDULES HERETO, NEITHER PARENT NOR ANY OF ITS CONSOLIDATED SUBSIDIARIES HAD, AT THE DATE OF THE MOST RECENT BALANCE SHEET REFERRED TO ABOVE, ANY MATERIAL GUARANTEE OBLIGATION, CONTINGENT LIABILITY OR LIABILITY FOR TAXES, OR ANY LONG TERM LEASE OR UNUSUAL FORWARD OR LONG TERM COMMITMENT WHICH IS NOT REFLECTED IN THE FOREGOING STATEMENTS OR IN THE NOTES THERETO. DURING THE PERIOD FROM JULY 29, 1995 TO AND INCLUDING THE DATE HEREOF THERE HAS BEEN NO SALE, TRANSFER OR OTHER DISPOSITION BY PARENT OR ITS CONSOLIDATED SUBSIDIARIES OF ANY MATERIAL PART OF ITS BUSINESS OR PROPERTY AND NO PURCHASE OR OTHER ACQUISITION OF ANY BUSINESS OR PROPERTY (INCLUDING ANY CAPITAL STOCK OF ANY OTHER PERSON) MATERIAL IN RELATION TO THE CONSOLIDATED FINANCIAL CONDITION OF PARENT AND ITS CONSOLIDATED SUBSIDIARIES AT JULY 29, 1995.


          4. NO CHANGE. (a) SINCE OCTOBER 24, 1995 THERE HAS BEEN NO DEVELOPMENT OR EVENT WHICH HAS HAD OR COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT, AND (b) DURING THE PERIOD FROM JULY 29, 1995 TO AND INCLUDING THE DATE HEREOF NO DIVIDENDS OR OTHER DISTRIBUTIONS HAVE BEEN DECLARED, PAID OR MADE UPON THE CAPITAL STOCK OF PARENT NOR HAS ANY OF THE CAPITAL STOCK OF PARENT BEEN REDEEMED, RETIRED, PURCHASED OR OTHERWISE ACQUIRED FOR VALUE BY PARENT OR ANY OF ITS SUBSIDIARIES.


          5. CORPORATE EXISTENCE; COMPLIANCE WITH LAW. PARENT AND EACH OF ITS SUBSIDIARIES (a) IS, EXCEPT AS SET FORTH ON OMNIBUS SCHEDULE 7, DULY ORGANIZED, VALIDLY EXISTING AND IN GOOD STANDING UNDER THE LAWS OF THE JURISDICTION OF ITS ORGANIZATION, (b) HAS THE CORPORATE OR OTHER POWER AND AUTHORITY, AND THE LEGAL RIGHT, TO OWN AND OPERATE ITS PROPERTY, TO LEASE THE PROPERTY IT OPERATES AS LESSEE AND TO CONDUCT THE BUSINESS IN WHICH IT IS CURRENTLY ENGAGED, (c) IS DULY QUALIFIED AS A FOREIGN CORPORATION AND IN GOOD STANDING

UNDER THE LAWS OF EACH JURISDICTION WHERE ITS OWNERSHIP, LEASE OR OPERATION OF PROPERTY OR THE CONDUCT OF ITS BUSINESS REQUIRES SUCH QUALIFICATION AND (d) IS IN COMPLIANCE WITH ALL REQUIREMENTS OF LAW EXCEPT, IN THE CASE OF CLAUSES (c) AND (d), TO THE EXTENT THAT THE FAILURE TO DO SO COULD NOT REASONABLY BE EXPECTED, IN THE AGGREGATE, TO HAVE A MATERIAL ADVERSE EFFECT.


          6. CORPORATE POWER; AUTHORIZATION; ENFORCEABLE OBLIGATIONS. EACH LOAN PARTY, HAS THE CORPORATE OR OTHER POWER AND AUTHORITY, AND THE LEGAL RIGHT, TO MAKE, DELIVER AND PERFORM THE LOAN DOCUMENTS TO WHICH IT IS A PARTY AND, IN THE CASE OF EACH BORROWER, TO BORROW HEREUNDER; EACH BORROWER HAS TAKEN ALL NECESSARY CORPORATE ACTION TO AUTHORIZE THE BORROWINGS ON THE TERMS AND CONDITIONS OF THIS AGREEMENT, THE TERM NOTES AND THE PROVISIONS OF SECTION 3 GOVERNING LETTERS OF CREDIT; AND EACH LOAN PARTY HAS TAKEN ALL NECESSARY CORPORATE OR OTHER ACTION TO AUTHORIZE THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS TO WHICH IT IS A PARTY. NO CONSENT OR AUTHORIZATION OF, FILING WITH, NOTICE TO OR OTHER ACT BY OR IN RESPECT OF, ANY GOVERNMENTAL AUTHORITY OR ANY OTHER PERSON IS REQUIRED IN CONNECTION WITH THE BORROWINGS HEREUNDER OR WITH THE EXECUTION, DELIVERY, PERFORMANCE, VALIDITY OR ENFORCEABILITY OF THE LOAN DOCUMENTS TO WHICH ANY LOAN PARTY IS A PARTY EXCEPT FOR SECURITY INTEREST FILINGS AND RECORDINGS. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH EACH LOAN PARTY IS A PARTY HAVE BEEN DULY EXECUTED AND DELIVERED ON BEHALF OF THE LOAN PARTY THERETO. THIS AGREEMENT AND EACH OTHER LOAN DOCUMENT TO WHICH EACH LOAN PARTY IS A PARTY CONSTITUTE A LEGAL, VALID AND BINDING OBLIGATION OF SUCH LOAN PARTY ENFORCEABLE AGAINST SUCH LOAN PARTY IN ACCORDANCE WITH ITS TERMS, SUBJECT TO THE EFFECTS OF BANKRUPTCY, INSOLVENCY, FRAUDULENT CONVEYANCE, REORGANIZATION, MORATORIUM AND OTHER SIMILAR LAWS RELATING TO OR AFFECTING CREDITORS' RIGHTS GENERALLY, GENERAL EQUITABLE PRINCIPLES (WHETHER CONSIDERED IN A PROCEEDING IN EQUITY OR AT LAW) AND, TO THE EXTENT EXISTING UNDER APPLICABLE LAW, AN IMPLIED COVENANT OF GOOD FAITH AND FAIR DEALING.


          7. NO LEGAL BAR. THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS TO WHICH THE BORROWERS ARE PARTY, THE BORROWINGS HEREUNDER AND THE USE OF THE PROCEEDS THEREOF WILL NOT (a) AS TO ANY BORROWER, PARENT OR ANY NON-RETAIL STORE SUBSIDIARY, (i) VIOLATE ANY REQUIREMENT OF LAW OR MATERIAL CONTRACTUAL OBLIGATION, AND (ii) RESULT IN, OR REQUIRE, THE CREATION OR IMPOSITION OF ANY LIEN ON PROPERTIES OR REVENUES OF ANY BORROWER, THE PARENT OR ANY NON-RETAIL STORE SUBSIDIARY PURSUANT TO ANY SUCH REQUIREMENT OF LAW OR CONTRACTUAL OBLIGATION, EXCEPT LIENS REQUIRED HEREUNDER FOR THE BENEFIT OF THE AGENT AND THE LENDERS, AND (b) AS TO ANY RETAIL STORE SUBSIDIARY, (i) VIOLATE ANY REQUIREMENT OF LAW OR MATERIAL CONTRACTUAL OBLIGATION, AND (ii) EXCEPT FOR LIENS REQUIRED HEREUNDER FOR THE BENEFIT OF THE AGENT AND THE LENDERS, RESULT IN, OR REQUIRE, THE CREATION OR IMPOSITION OF ANY LIEN ON PROPERTIES OR REVENUES OF ANY RETAIL STORE SUBSIDIARY PURSUANT TO ANY SUCH REQUIREMENT OF LAW OR CONTRACTUAL OBLIGATION, IN EACH CASE CONCERNING ANY RETAIL STORE SUBSIDIARY, IN ANY RESPECT THAT COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

          8. NO MATERIAL LITIGATION. NO LITIGATION, INVESTIGATION OR PROCEEDING OF OR BEFORE ANY ARBITRATOR OR GOVERNMENTAL AUTHORITY IS PENDING OR, TO THE KNOWLEDGE OF PARENT, THREATENED BY OR AGAINST PARENT OR ANY OF ITS SUBSIDIARIES OR AGAINST ANY OF SUCH PERSON'S RESPECTIVE PROPERTIES OR REVENUES (a) WITH RESPECT TO ANY OF THE LOAN DOCUMENTS OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, OR (b) WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT EXCEPT AS SET FORTH IN OMNIBUS SCHEDULE 8.


          9. NO DEFAULT. EXCEPT AS SET FORTH ON OMNIBUS SCHEDULE 9, NONE OF PARENT, THE BORROWER NOR THE SUBSIDIARIES OF PARENT IS IN DEFAULT UNDER OR WITH RESPECT TO ANY OF THEIR RESPECTIVE CONTRACTUAL OBLIGATIONS IN ANY RESPECT WHICH COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT. NO DEFAULT OR EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING.


          10. OWNERSHIP OF PROPERTY; LIENS. EACH OF PARENT AND ITS SUBSIDIARIES (OTHER THAN THE INACTIVE RETAIL STORE SUBSIDIARIES) HAS GOOD RECORD AND MARKETABLE TITLE IN FEE SIMPLE TO, OR A VALID LEASEHOLD INTEREST IN, ALL ITS REAL PROPERTY, AND GOOD TITLE TO, OR A VALID LEASEHOLD INTEREST IN, ALL ITS OTHER PROPERTY, AND NONE OF SUCH PROPERTY IS SUBJECT TO ANY LIEN EXCEPT AS PERMITTED BY SUBSECTION 7.3.


          11. INTELLECTUAL PROPERTY. PARENT AND EACH OF ITS SUBSIDIARIES OWNS, OR IS LICENSED TO USE, ALL TRADEMARKS, TRADENAMES, COPYRIGHTS, TECHNOLOGY, KNOW HOW AND PROCESSES NECESSARY FOR THE CONDUCT OF ITS BUSINESS AS CURRENTLY CONDUCTED EXCEPT FOR THOSE THE FAILURE TO OWN OR LICENSE WHICH COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT (THE "INTELLECTUAL PROPERTY"). NO CLAIM HAS BEEN ASSERTED AND IS PENDING BY ANY PERSON CHALLENGING OR QUESTIONING THE USE OF ANY SUCH INTELLECTUAL PROPERTY OR THE VALIDITY OR EFFECTIVENESS OF ANY SUCH INTELLECTUAL PROPERTY, NOR DOES ANY BORROWER KNOW OF ANY VALID BASIS FOR ANY SUCH CLAIM. THE USE OF SUCH INTELLECTUAL PROPERTY BY PARENT AND EACH OF ITS SUBSIDIARIES DOES NOT INFRINGE ON THE RIGHTS OF ANY PERSON, EXCEPT FOR SUCH CLAIMS AND INFRINGEMENTS THAT, IN THE AGGREGATE, COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.


          12. NO BURDENSOME RESTRICTIONS. NO REQUIREMENT OF LAW OR CONTRACTUAL OBLIGATION OF PARENT OR ANY OF ITS SUBSIDIARIES HAS A MATERIAL ADVERSE EFFECT.

               1. Taxes. 1. Except as described in the financial statements, or in the notes thereto, referred to in subsection 4.1, Parent has filed or caused to be filed all federal and material state and local tax returns for Parent and its Consolidated Subsidiaries which, to the knowledge of Parent, are required to be filed, and has caused to be paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property or the property of any Subsidiary and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of Parent and its Consolidated Subsidiaries). No tax Lien has been filed, and, to the knowledge of Parent, no claim is being asserted, with respect to any such tax, fee or other charge.


          13. PARENT REPORTED AGGREGATE TAXABLE INCOME OF $204,507,000 AND PAID AN AGGREGATE OF $69,987,000 OF FEDERAL CORPORATE NET INCOME TAX FOR ITS FISCAL YEARS ENDED ON OR ABOUT JANUARY 31, 1993, JANUARY 31, 1994 AND JANUARY 31, 1995. PARENT WILL LIKELY INCUR A NET OPERATING LOSSES FOR FEDERAL INCOME TAX PURPOSES IN ITS FISCAL YEAR ENDED FEBRUARY 3, 1996, AND WOULD BE ENTITLED TO A REFUND OF THESE TAXES PREVIOUSLY PAID. THE MAXIMUM REFUNDS AVAILABLE FROM EACH PRIOR TAX YEAR ARE AS FOLLOWS:

                                           Year by which loss must
Fiscal year ending in                      be incurred in order to
which tax paid                             secure refund
January 1993              $28,248,000      February 1996
January 1994               30,224,000      February 1996 or 1997
January 1995                7,388,000      February 1996 or 1997 or January 1998
                          -----------

                          $65,860,000
                          ===========

For illustrative purposes only, Parent has calculated that tax refunds for various amounts of taxable losses for the tax year ended February 3, 1996 would be approximately on the order indicated below provided that Parent cannot represent as to the amount of taxable loss, and provided, further, that certain factors might cause the amount of the resulting tax refund to vary from the representative amounts set forth below.

                  Taxable Loss                  Tax Refund
           Year Ended February 3, 1996     from Carryback Claim
                  $173,700,000                 $48,900,000
                   145,700,000                  43,300,000
                   115,700,000                  37,300,000
                    98,200,000                  32,900,000
                    88,100,000                  30,000,000


          14. FEDERAL REGULATIONS. NO PART OF THE PROCEEDS OF ANY TERM LOANS WILL BE USED FOR "PURCHASING" OR "CARRYING" ANY "MARGIN STOCK" WITHIN THE RESPECTIVE MEANINGS OF EACH OF THE QUOTED TERMS UNDER REGULATION G OR REGULATION U OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM AS NOW AND FROM TIME TO TIME HEREAFTER IN EFFECT. IF REQUESTED BY ANY LENDER OR THE AGENT, THE BORROWERS WILL FURNISH TO THE AGENT AND EACH

LENDER A STATEMENT TO THE FOREGOING EFFECT IN CONFORMITY WITH THE REQUIREMENTS OF FR FORM G-1 OR FR FORM U-1 REFERRED TO IN SAID REGULATION G OR REGULATION U, AS THE CASE MAY BE.


          15. ERISA. NEITHER A REPORTABLE EVENT NOR AN "ACCUMULATED FUNDING DEFICIENCY" (WITHIN THE MEANING OF SECTION 412 OF THE CODE OR SECTION 302 OF ERISA) HAS OCCURRED DURING THE FIVE YEAR PERIOD PRIOR TO THE DATE THEREOF WITH RESPECT TO ANY PLAN, AND EACH PLAN HAS COMPLIED IN ALL MATERIAL RESPECTS WITH THE APPLICABLE PROVISIONS OF ERISA AND THE CODE. NO TERMINATION OF A SINGLE EMPLOYER PLAN HAS OCCURRED, AND NO LIEN IN FAVOR OF THE PBGC OR A PLAN HAS ARISEN, DURING SUCH FIVE-YEAR PERIOD. THE PRESENT VALUE OF ALL ACCRUED BENEFITS UNDER EACH SINGLE EMPLOYER PLAN (BASED ON THOSE ASSUMPTIONS USED TO FUND SUCH PLANS) DID NOT, AS OF THE LAST ANNUAL VALUATION DATE PRIOR TO THE DATE THEREOF, EXCEED THE VALUE OF THE ASSETS OF SUCH PLAN ALLOCABLE TO SUCH ACCRUED BENEFITS. NO BORROWER OR ANY COMMONLY CONTROLLED ENTITY HAS HAD A COMPLETE OR PARTIAL WITHDRAWAL FROM ANY MULTIEMPLOYER PLAN, AND NO BORROWER OR ANY COMMONLY CONTROLLED ENTITY WOULD BECOME SUBJECT TO ANY LIABILITY UNDER ERISA IF ANY BORROWER OR ANY SUCH COMMONLY CONTROLLED ENTITY WERE TO WITHDRAW COMPLETELY FROM ALL MULTIEMPLOYER PLANS AS OF THE VALUATION DATE MOST CLOSELY PRECEDING THE DATE THEREOF. NO SUCH MULTIEMPLOYER PLAN IS IN REORGANIZATION OR INSOLVENT. THE PRESENT VALUE (DETERMINED USING ACTUARIAL AND OTHER ASSUMPTIONS WHICH ARE REASONABLE IN RESPECT OF THE BENEFITS PROVIDED AND THE EMPLOYEES PARTICIPATING) OF THE LIABILITY OF EACH BORROWER AND EACH COMMONLY CONTROLLED ENTITY FOR POST RETIREMENT BENEFITS, OTHER THAN BENEFITS REQUIRED UNDER PART 6 OF TITLE I OF ERISA, TO BE PROVIDED TO THEIR CURRENT AND FORMER EMPLOYEES UNDER PLANS WHICH ARE WELFARE BENEFIT PLANS (AS DEFINED IN SECTION 3(1) OF ERISA) DOES NOT, IN THE AGGREGATE, EXCEED THE ASSETS UNDER ALL SUCH PLANS ALLOCABLE TO SUCH BENEFITS BY AN AMOUNT IN EXCESS OF $100,000.


          16. INVESTMENT COMPANY ACT; OTHER REGULATIONS. NONE OF THE BORROWERS, PARENT OR THE DOMESTIC SUBSIDIARIES IS AN "INVESTMENT COMPANY", OR A COMPANY "CONTROLLED" BY AN "INVESTMENT COMPANY", WITHIN THE MEANING OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. NONE OF THE BORROWERS, PARENT OR THE DOMESTIC SUBSIDIARIES IS SUBJECT TO REGULATION UNDER ANY FEDERAL OR STATE STATUTE OR REGULATION (OTHER THAN REGULATION X OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM) WHICH LIMITS ITS ABILITY TO INCUR INDEBTEDNESS.


          6. CORPORATE ORGANIZATION; SUBSIDIARIES; OWNERSHIP; INTERRELATED BUSINESSES. 6. OMNIBUS SCHEDULE 1 ACCURATELY REFLECTS THE JURISDICTION OF INCORPORATION, FULL LEGAL NAME AND OWNERSHIP OF PARENT AND ITS SUBSIDIARIES.

               6.0.0.0.0.0.0.1. The entities listed in 6.0.0.0.0.0.0.1. Part
     A(1), (4) - (7) of Omnibus Schedule 1 constitute all the Non-Retail Store Subsidiaries, 6.0.0.0.0.0.0.1. Part A(2) of Omnibus Schedule 1 constitute all the Retail Store Subsidiaries which are currently operating and selling Inventory, or are reasonably expected to be doing the same prior to December 31, 1995, 6.0.0.0.0.0.0.1. Part A(3) of Omnibus
     Schedule 1 constitute all the Retail Store Subsidiaries which are not currently operating or selling Inventory and are not expected to be doing the same prior to December 31, 1995 (the "Inactive Retail Store Subsidiaries"), in each case by its registered corporate name and not under any trade name.


          7. PARENT IS THE DIRECT AND BENEFICIAL OWNER AND HOLDER OF ALL OF THE ISSUED AND OUTSTANDING SHARES OF CAPITAL STOCK OF THE DOMESTIC SUBSIDIARIES WHOSE SHARES OF CAPITAL STOCK ARE PLEDGED BY PARENT PURSUANT TO THE SHARED PLEDGE AGREEMENT AS SET FORTH ON PART A OF OMNIBUS SCHEDULE 5. KAFCO IS THE OWNER AND HOLDER OF ALL OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF THE REAL PROPERTY DEVELOPMENT COMPANIES. FSHC IS THE OWNER AND HOLDER OF AT LEAST 80% OF THE ISSUED AND OUTSTANDING CAPITAL STOCK OF EACH OF THE ENTITIES WHOSE SHARES OF CAPITAL STOCK ARE PLEDGED BY FSHC PURSUANT TO THE TERM LENDER PLEDGE AGREEMENTS AS SET FORTH ON OMNIBUS SCHEDULE 6.

          1. PARENT AND EACH OTHER BORROWER, TOGETHER WITH THE OTHER SUBSIDIARIES OF PARENT (OTHER THAN THE FINANCING SUBSIDIARIES), SHARE AN IDENTITY OF INTERESTS SUCH THAT ANY BENEFIT RECEIVED BY EACH BORROWER BENEFITS THE OTHER BORROWERS AND SUCH OTHER SUBSIDIARIES OF PARENT. PARENT, EACH OTHER BORROWER AND THE OTHER SUBSIDIARIES OF PARENT (OTHER THAN THE FINANCING SUBSIDIARIES) (i) RENDER SERVICES TO OR FOR THE BENEFIT OF THE OTHER BORROWERS, PARENT AND THE OTHER SUBSIDIARIES OF PARENT, (ii) MAKE LOANS AND ADVANCES AND PROVIDE OTHER FINANCIAL ACCOMMODATIONS TO OR FOR THE BENEFIT OF THE OTHER BORROWERS, PARENT AND THE OTHER SUBSIDIARIES OF PARENT (INCLUDING, AMONG OTHER THINGS, THE PAYMENT AND/OR GUARANTEES BY BORROWERS, PARENT AND THE OTHER SUBSIDIARIES OF PARENT OF INDEBTEDNESS OF OTHER BORROWERS, PARENT AND THE OTHER SUBSIDIARIES OF PARENT) AND (iii) PROVIDE ADMINISTRATIVE, MARKETING, PAYROLL AND MANAGEMENT SERVICES TO OR FOR THE BENEFIT OF THE OTHER BORROWERS, PARENT AND THE OTHER SUBSIDIARIES OF PARENT. PARENT, THE OTHER BORROWERS, AND THE DOMESTIC SUBSIDIARIES HAVE CENTRALIZED ACCOUNTING AND LEGAL SERVICES.


          2. ENVIRONMENTAL MATTERS. OTHER THAN EXCEPTIONS TO THE FOLLOWING THAT ARE NOT, INDIVIDUALLY OR IN THE AGGREGATE, REASONABLY LIKELY TO GIVE RISE TO A MATERIAL ADVERSE EFFECT:

                    1. NO PROPERTY PRESENTLY OWNED, LEASED OR OPERATED BY PARENT
               OR ANY OF ITS SUBSIDIARIES CONTAINS, OR HAS PREVIOUSLY CONTAINED, AND, TO THE KNOWLEDGE OF PARENT OR ANY OF ITS SUBSIDIARIES, NO PROPERTY FORMERLY OWNED, LEASED OR OPERATED BY PARENT OR ANY OF ITS SUBSIDIARIES OR FORMER SUBSIDIARIES DURING THE PERIOD OF SUCH OWNERSHIP, LEASE OR OPERATION, CONTAINED, ANY MATERIALS OF ENVIRONMENTAL CONCERN IN AMOUNTS OR CONCENTRATIONS WHICH (i) CONSTITUTE OR CONSTITUTED A VIOLATION OF, OR (ii) COULD GIVE RISE TO LIABILITY UNDER, ANY ENVIRONMENTAL LAW.

                    2. EACH BORROWER, THE PARENT AND THE SUBSIDIARIES ARE IN
               COMPLIANCE, AND FOR THE DURATION OF ALL APPLICABLE STATUTES OF LIMITATIONS PERIODS HAVE BEEN IN COMPLIANCE, WITH ALL APPLICABLE ENVIRONMENTAL LAWS, AND THERE IS NO CONTAMINATION AT, UNDER OR ABOUT ANY PROPERTIES PRESENTLY OWNED, LEASED, OR OPERATED BY THE PARENT OR ANY SUBSIDIARY OR VIOLATION OF ANY ENVIRONMENTAL LAW WITH RESPECT TO SUCH PROPERTIES WHICH COULD REASONABLY BE EXPECTED TO INTERFERE WITH ANY OF THEIR CONTINUED OPERATIONS OR REASONABLY BE EXPECTED TO IMPAIR THE FAIR SALEABLE VALUE THEREOF.

                    3. NO BORROWER, PARENT OR ANY SUBSIDIARY HAS RECEIVED ANY
               NOTICE OF VIOLATION, ALLEGED VIOLATION, NON-COMPLIANCE, LIABILITY OR POTENTIAL LIABILITY REGARDING ENVIRONMENTAL MATTERS OR COMPLIANCE WITH ENVIRONMENTAL LAWS AND NO BORROWER, PARENT OR ANY SUBSIDIARY

               HAS KNOWLEDGE THAT ANY SUCH NOTICE WILL BE RECEIVED OR IS BEING THREATENED.

                    4. MATERIALS OF ENVIRONMENTAL CONCERN HAVE NOT BEEN
               TRANSPORTED OR DISPOSED OF IN A MANNER OR TO A LOCATION WHICH ARE REASONABLY LIKELY TO GIVE RISE TO LIABILITY OF ANY BORROWER, THE PARENT, OR ANY SUBSIDIARY UNDER ANY ENVIRONMENTAL LAW.

                    5. NO JUDICIAL PROCEEDING OR GOVERNMENTAL OR ADMINISTRATIVE
               ACTION IS PENDING OR, TO THE KNOWLEDGE OF ANY BORROWER, THREATENED, UNDER ANY ENVIRONMENTAL LAW TO WHICH ANY BORROWER, THE PARENT OR ANY SUBSIDIARY IS OR, TO THE BORROWER'S KNOWLEDGE, WILL BE NAMED AS A PARTY, NOR ARE THERE ANY CONSENT DECREES OR OTHER DECREES, CONSENT ORDERS, ADMINISTRATIVE ORDERS OR OTHER ORDERS, OR OTHER ADMINISTRATIVE OR JUDICIAL REQUIREMENTS OUTSTANDING, THE IMPLEMENTATION OF WHICH IS REASONABLY LIKELY TO HAVE AN ADVERSE EFFECT ON ANY BORROWER, THE PARENT, OR ANY SUBSIDIARY, UNDER ANY ENVIRONMENTAL LAW.


          3. REGULATION H. EXCEPT FOR THE REAL PROPERTY DEVELOPMENT COMPANY MORTGAGE RELATING TO THE PROPERTY IN FESTUS, MISSOURI, NO MORTGAGE ENCUMBERS IMPROVED REAL PROPERTY WHICH IS LOCATED IN AN AREA THAT HAS BEEN IDENTIFIED BY THE SECRETARY OF HOUSING AND URBAN DEVELOPMENT AS AN AREA HAVING SPECIAL FLOOD HAZARDS AND IN WHICH FLOOD INSURANCE HAS BEEN MADE AVAILABLE UNDER THE NATIONAL FLOOD INSURANCE ACT OF 1968.



SECTION 1.  CONDITIONS PRECEDENT

          The agreements of each Lender to convert its aggregate Existing Letter of Credit Funded Amount into several Term Loans hereunder and to become an Issuing Lender in respect of certain Letters of Credit, in each case for the collective benefit of Parent and its Subsidiaries, are subject to the satisfaction, on the Closing Date, of the following conditions precedent:

                    1. LOAN DOCUMENTS. (i) THE AGENT SHALL HAVE RECEIVED (A)
               THIS AGREEMENT, EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF EACH BORROWER, WITH A COUNTERPART FOR EACH LENDER, (B) FOR THE ACCOUNT OF EACH LENDER, A TERM NOTE FROM EACH BORROWER TO WHICH SUCH LENDER MADE A TERM LOAN PURSUANT TO SUBSECTION 2.1, AND (C) THE LENDER BENSALEM MORTGAGE, EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE PARTY THERETO, WITH A COUNTERPART OR A CONFORMED COPY FOR EACH LENDER, AND (ii) THE COLLATERAL AGENT SHALL HAVE RECEIVED (A) THE OMNIBUS GUARANTEE AGREEMENT, EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE PARTIES THERETO, WITH A COUNTERPART OR A CONFORMED COPY FOR EACH LENDER, (B) THE MASTER

               SECURITY AGREEMENT, EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE PARTIES THERETO, WITH A COUNTERPART OR A CONFORMED COPY FOR EACH LENDER, (C) THE STOCK PLEDGE AGREEMENTS, EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE PARTIES THERETO, WITH A COUNTERPART OR A CONFORMED COPY FOR EACH LENDER,
               (D) THE TRADEMARK SECURITY AGREEMENTS, EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE PARTIES THERETO, WITH A COUNTERPART OR A CONFORMED COPY FOR EACH LENDER, AND (E) THE MORTGAGES (OTHER THAN THE LENDER BENSALEM MORTGAGE), EXECUTED AND DELIVERED BY A DULY AUTHORIZED OFFICER OF THE PARTY THERETO, WITH A COUNTERPART OR A CONFORMED COPY FOR EACH LENDER.

                    2. RELATED AGREEMENTS. THE AGENT SHALL HAVE RECEIVED, WITH A
               COPY FOR EACH LENDER, TRUE AND CORRECT COPIES, CERTIFIED AS TO AUTHENTICITY BY A RESPONSIBLE OFFICER OF BORROWERS' AGENT, OF THE CONGRESS LOAN DOCUMENTS, THE NOTE DOCUMENTS, AND SUCH OTHER DOCUMENTS OR INSTRUMENTS AS MAY BE REASONABLY REQUESTED BY THE AGENT, AND THE TERMS AND CONDITIONS OF THE CONGRESS LOAN DOCUMENTS AND THE NOTE AGREEMENT SHALL CONFORM IN ALL MATERIAL RESPECTS TO THE TERM SHEETS THEREFOR AND SHALL IN ALL OTHER RESPECTS BE SATISFACTORY IN FORM AND SUBSTANCE TO THE LENDERS.

                    3. CLOSING CERTIFICATE. THE AGENT SHALL HAVE RECEIVED, WITH
               A COUNTERPART FOR EACH LENDER, A CERTIFICATE OF PARENT, DATED THE CLOSING DATE, SUBSTANTIALLY IN THE FORM OF EXHIBIT Q, WITH APPROPRIATE INSERTIONS AND ATTACHMENTS, SATISFACTORY IN FORM AND SUBSTANCE TO THE AGENT OR ANY LENDER EXECUTED BY A RESPONSIBLE OFFICER OF PARENT.

                    4. CORPORATE PROCEEDINGS. THE AGENT SHALL HAVE RECEIVED,
               WITH A COUNTERPART FOR EACH LENDER, A COPY OF THE RESOLUTIONS, IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT, OF THE BOARD OF DIRECTORS OF THE LOAN PARTY AUTHORIZING (i) THE EXECUTION, DELIVERY AND PERFORMANCE OF THE LOAN DOCUMENTS TO WHICH SUCH LOAN PARTY IS A PARTY, (ii) IN THE CASE OF EACH BORROWER, THE BORROWINGS CONTEMPLATED HEREUNDER AND (iii) THE GRANTING BY SUCH LOAN PARTY OF THE LIENS CREATED PURSUANT TO THE SECURITY DOCUMENTS, CERTIFIED BY THE SECRETARY OR AN ASSISTANT SECRETARY OF SUCH LOAN PARTY AS OF THE CLOSING DATE, WHICH CERTIFICATE SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT AND SHALL STATE THAT THE RESOLUTIONS THEREBY CERTIFIED HAVE NOT BEEN AMENDED, MODIFIED, REVOKED OR RESCINDED.

                    5. INCUMBENCY CERTIFICATES. THE AGENT SHALL HAVE RECEIVED,
               WITH A COUNTERPART FOR EACH LENDER, A CERTIFICATE OF EACH LOAN PARTY, DATED THE CLOSING DATE, AS TO THE INCUMBENCY AND SIGNATURE OF THE OFFICERS OF SUCH LOAN PARTY EXECUTING ANY LOAN DOCUMENT SATISFACTORY

               IN FORM AND SUBSTANCE TO THE AGENT, EXECUTED BY THE SECRETARY OR ANY ASSISTANT SECRETARY OF THE PARENT.

                    6. CORPORATE DOCUMENTS. THE AGENT SHALL HAVE RECEIVED, WITH
               A COUNTERPART FOR EACH LENDER, TRUE AND COMPLETE COPIES OF THE CERTIFICATE OF INCORPORATION AND BY LAWS OF PARENT, EACH OTHER BORROWER AND EACH NON-RETAIL STORE SUBSIDIARY (EXCEPT FOR THE REAL PROPERTY DEVELOPMENT COMPANIES OTHER THAN THE PLEDGED REAL PROPERTY DEVELOPMENT COMPANIES), AS WELL AS A REPRESENTATIVE SET OF SUCH DOCUMENTS FOR THE RETAIL STORE SUBSIDIARIES AND THE REAL PROPERTY DEVELOPMENT COMPANIES OTHER THAN THE PLEDGED REAL PROPERTY DEVELOPMENT COMPANIES, CERTIFIED AS OF THE CLOSING DATE AS COMPLETE AND CORRECT COPIES THEREOF BY THE SECRETARY OR AN ASSISTANT SECRETARY OF SUCH LOAN PARTY, WHICH CERTIFICATE SHALL STATE THAT EACH RETAIL STORE SUBSIDIARY HAS SUBSTANTIALLY SIMILAR ORGANIC DOCUMENTS.

                    7. FEES. (i) ON THE CLOSING DATE, THE AGENT SHALL HAVE
               RECEIVED FOR THE ACCOUNT OF EACH LENDER, A FEE IN THE AMOUNT EQUAL TO 1.25% OF SUCH LENDER'S TERM LOANS (EXCEPT THAT IN THE CASE OF HKSB, ON THE CLOSING DATE, A FEE IN THE AMOUNT OF 1.25% OF HKSB'S TERM LOANS SHALL HAVE BEEN PAID DIRECTLY TO HKSB BY SENTANI TRADING LIMITED); (ii) THE AGENT SHALL HAVE RECEIVED THE AGREED UPON AGENT'S FEE ON THE CLOSING DATE; AND (iii) THE COSTS AND EXPENSES OF COLLATERAL AGENT, AGENT AND EACH LENDER (INCLUDING COUNSEL AND OTHER PROFESSIONAL FEES) THERETOFORE BILLED SHALL HAVE BEEN PAID.

                    8. LEGAL OPINIONS. THE AGENT SHALL HAVE RECEIVED, WITH A
               COUNTERPART FOR EACH LENDER, THE FOLLOWING EXECUTED LEGAL
               OPINIONS:


     8. THE EXECUTED LEGAL OPINION OF DAVIS POLK & WARDWELL, SPECIAL NEW YORK COUNSEL TO THE BORROWERS AND THE OTHER LOAN PARTIES, SUBSTANTIALLY IN THE FORM OF EXHIBIT R-1;


     8.1. the executed legal opinion of Drinker, Biddle & Reath, special Pennsylvania counsel to the Borrower and the other Loan parties, substantially in the form of Exhibit R-2;


     8.2. the executed legal opinion of Baker & Daniels, special Indiana counsel to the Borrowers and the other Loan Parties, substantially in the form of Exhibit R-3:

     9. THE EXECUTED LEGAL OPINION OF COLIN STERN, ESQ., GENERAL COUNSEL OF THE BORROWERS, SUBSTANTIALLY IN THE FORM OF EXHIBIT R 4;


     10. THE EXECUTED LEGAL OPINION OF PANITCH SCHWARZE JACOBS & NADEL, P.C., SPECIAL COUNSEL TO THE BORROWERS WITH RESPECT TO TRADEMARK MATTERS, SUBSTANTIALLY IN THE FORM OF EXHIBIT R-5;


     10.1. the executed legal opinion of Greene & Greene, special Tennessee real estate counsel, substantially in the form of Exhibit R-6;


     10.2. the executed legal opinion of Goodell, Stratton, Edmonds & Palmer, special Kansas real estate counsel, substantially in the form of Exhibit R-7;


     10.3. the executed legal opinion of Andrews & Kurth, special Texas real estate counsel, substantially in the form of Exhibit R-8;


     10.4. the executed legal opinion of Stinson, Mag & Fizzell, special Missouri real estate counsel, substantially in the form of Exhibit R-9;


     11. THE EXECUTED LEGAL OPINION OF THOMPSON, MCNABUE, ASHLEY & BULL, SPECIAL MAINE REAL ESTATE COUNSEL, SUBSTANTIALLY IN THE FORM OF EXHIBIT R 10;


     11.1. the executed legal opinion of Sidley & Austin, special Illinois real estate counsel, substantially in the form of Exhibit R-11;


     12. THE EXECUTED LEGAL OPINION OF JOHNSON STOKES AND MASTER, SPECIAL HONG KONG COUNSEL, SUBSTANTIALLY IN THE FORM OF EXHIBIT R-12.

                    Each such legal opinion shall cover such other matters incident to the transactions contemplated by this Agreement as the Agent may reasonably require.

                    13. PREPAYMENT L/C. THE AGENT SHALL HAVE RECEIVED THE
               PREPAYMENT L/C, IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT AND EACH LENDER.

                    1. BACK-UP L/C. EACH ISSUING LENDER SHALL HAVE RECEIVED ITS
               BACK-UP L/C, IN FORM AND SUBSTANCE SATISFACTORY TO SUCH ISSUING LENDER.

                    2. PLEDGED STOCK; STOCK POWERS. (i) THE COLLATERAL AGENT
               SHALL HAVE RECEIVED THE CERTIFICATES REPRESENTING THE SHARES OF
               (A) KAFCO, (B) EACH REAL PROPERTY DEVELOPMENT COMPANY, (C) FASHION SERVICE CORP., (D) SOURCENET, INC. AND (E) FSHC, TOGETHER WITH AN UNDATED STOCK POWER FOR EACH SUCH CERTIFICATE EXECUTED IN BLANK BY A DULY AUTHORIZED OFFICER OF PARENT AND (ii) CONGRESS SHALL HAVE RECEIVED (A) THE CERTIFICATES REPRESENTING THE SHARES OF REMAINING SUBSIDIARIES OF PARENT PLEDGED PURSUANT TO THE SHARED STOCK PLEDGE AGREEMENT, TOGETHER WITH AN UNDATED STOCK POWER FOR EACH SUCH CERTIFICATE EXECUTED IN BLANK BY A DULY AUTHORIZED OFFICER OF PARENT AND (B) THE INTERCOMPANY NOTES PLEDGED PURSUANT TO THE MASTER SECURITY AGREEMENT.

                    3. FOREIGN SUBSIDIARY STOCK PLEDGE. EXCEPT WITH RESPECT TO
               CS INSURANCE LTD., THE COLLATERAL AGENT SHALL HAVE RECEIVED (i) THE CERTIFICATES REPRESENTING THE SHARES OF EACH PLEDGED FOREIGN SUBSIDIARY, TOGETHER WITH UNDATED INSTRUMENTS OF TRANSFER AND CONTRACT NOTES RELATING TO SUCH SHARES EXECUTED IN BLANK BY A DULY AUTHORIZED OFFICER OF FSHC AND (ii) A COPY OF MINUTES OF A MEETING OF THE BOARD OF DIRECTORS OF EACH PLEDGED FOREIGN SUBSIDIARY APPROVING AND AUTHORIZING, SUBJECT ONLY TO STAMPING OF THE RELEVANT INSTRUMENT OF TRANSFER (A) THE TRANSFER, FOR SECURITY, OF THE SHARES OF SUCH PLEDGED FOREIGN SUBSIDIARY INTO THE NAME OF THE COLLATERAL AGENT (OR ITS NOMINEE), (B) THE ISSUE OF A NEW SHARE CERTIFICATE REPRESENTING THE PLEDGED SHARES IN THE NAME OF COLLATERAL AGENT (OR ITS NOMINEE) AND (C) THE ENTRY INTO SUCH FOREIGN SUBSIDIARY'S REGISTER OF MEMBERS OF THE COLLATERAL AGENT (OR ITS NOMINEE) AS A MEMBER OF SUCH FOREIGN SUBSIDIARY IN RESPECT OF THE SHARES SO PLEDGED, CERTIFIED BY A DIRECTOR OF SUCH PLEDGED FOREIGN SUBSIDIARY AS OF THE CLOSING DATE, WHICH CERTIFICATE SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT AND SHALL STATE THAT THE MINUTES OF A MEETING OF THE BOARD OF DIRECTORS THEREBY CERTIFIED HAVE NOT BEEN AMENDED, MODIFIED, REVOKED OR RESCINDED.

                    4. ACTIONS TO PERFECT LIENS. THE COLLATERAL AGENT SHALL HAVE
               RECEIVED EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO IT THAT ALL FILINGS, RECORDINGS, REGISTRATIONS AND OTHER ACTIONS, INCLUDING, WITHOUT

               LIMITATION, THE FILING OF DULY EXECUTED FINANCING STATEMENTS ON FORM UCC-1, NECESSARY OR, IN THE OPINION OF THE COLLATERAL AGENT, DESIRABLE TO PERFECT THE LIENS CREATED BY THE COLLATERAL DOCUMENTS SHALL HAVE BEEN COMPLETED (EXCEPT WITH RESPECT TO (i) THE MORTGAGES, THE COLLATERAL AGENT AND THE AGENT SHALL HAVE RECEIVED THE POLICIES (OR COMMITMENTS) OF TITLE INSURANCE DESCRIBED IN SUBSECTIONS 5(o)(i) AND SUBSECTIONS 5(o)(ii), RESPECTIVELY, AND (ii) THE SHARES OF THE PLEDGED FOREIGN SUBSIDIARIES, THE REQUIREMENTS OF SUBSECTION 5(l) SHALL HAVE BEEN SATISFIED).

                    5. SURVEYS. THE COLLATERAL AGENT SHALL HAVE RECEIVED, AND
               THE TITLE INSURANCE COMPANY ISSUING THE POLICIES REFERRED TO IN SUBSECTION 5.1(O) (THE "TITLE INSURANCE COMPANY") SHALL HAVE RECEIVED SURVEYS OF THE SITES OF THE PROPERTIES CERTIFIED TO THE COLLATERAL AGENT AND THE TITLE INSURANCE COMPANY IN A MANNER SATISFACTORY TO THEM, DATED A DATE SATISFACTORY TO THE COLLATERAL AGENT AND THE TITLE INSURANCE COMPANY BY AN INDEPENDENT PROFESSIONAL LICENSED LAND SURVEYOR SATISFACTORY TO THE COLLATERAL AGENT AND THE TITLE INSURANCE COMPANY, WHICH SURVEYS SHALL BE IN FORM AND SUBSTANCE SATISFACTORY TO THE COLLATERAL AGENT AND THE LENDERS.

                    6. TITLE INSURANCE POLICY. (i) THE COLLATERAL AGENT SHALL
               HAVE RECEIVED IN RESPECT OF EACH PARCEL COVERED BY A MORTGAGE (OTHER THAN THE LENDER BENSALEM MORTGAGE) A MORTGAGEE'S TITLE POLICY (OR POLICIES) OR MARKED UP UNCONDITIONAL BINDER (OR BINDERS) FOR SUCH INSURANCE DATED THE CLOSING DATE, WITH A COPY FOR EACH LENDER. EACH SUCH POLICY SHALL (A) BE IN AN AMOUNT SATISFACTORY TO THE COLLATERAL AGENT; (B) BE ISSUED AT ORDINARY RATES; (C) INSURE THAT THE MORTGAGE INSURED THEREBY CREATES A VALID FIRST LIEN ON SUCH PARCEL FREE AND CLEAR OF ALL DEFECTS AND ENCUMBRANCES EXCEPT FOR PERMITTED EXCEPTIONS (AS DEFINED IN THE MORTGAGE RESPECTING SUCH PROPERTY); (D) NAME THE COLLATERAL AGENT AS THE INSURED THEREUNDER; (E) BE IN THE FORM OF ALTA LOAN POLICY
               - 1970 (AMENDED 10/17/70) OR SUCH OTHER FORM AS MAY BE SATISFACTORY TO THE COLLATERAL AGENT; (F) CONTAIN SUCH ENDORSEMENTS AND AFFIRMATIVE COVERAGE AS THE COLLATERAL AGENT MAY REASONABLY REQUEST AND (G) BE ISSUED BY TITLE COMPANIES SATISFACTORY TO THE COLLATERAL AGENT. THE COLLATERAL AGENT SHALL HAVE RECEIVED EVIDENCE SATISFACTORY TO IT THAT ALL PREMIUMS IN RESPECT OF EACH SUCH POLICY, AND ALL CHARGES FOR MORTGAGE RECORDING TAX, IF ANY, HAVE BEEN PAID.

                    (ii) The Agent shall have received in respect of each parcel covered by the Lender Bensalem Mortgage a mortgagee's title policy (or policies) or marked up unconditional binder (or binders) for such insurance dated the Closing Date, with a copy for each Lender. Each such policy shall (i) be in an amount satisfactory to the Agent; (ii) be issued at ordinary rates;

               (iii) insure that the Mortgage insured thereby creates valid second Lien subject only to the first Lien of the Note Trustee pursuant to the Trustee Bensalem Mortgage and the other Permitted Exceptions (as defined in the Lender Bensalem Mortgage); (iv) name the Agent as the insured thereunder; (v) be in the form of ALTA Loan Policy - 1970 (Amended 10/17/70) or such other form as may be satisfactory to the Agent; (vi) contain such endorsements and affirmative coverage as the Agent may reasonably request and
               (vii) be issued by title companies satisfactory to the Agent. The Agent shall have received evidence satisfactory to it that all premiums in respect of each such policy, and all charges for mortgage recording tax, if any, have been paid.

                    7. FLOOD INSURANCE. IF REQUESTED BY THE COLLATERAL AGENT,
               THE COLLATERAL AGENT SHALL HAVE RECEIVED, WITH RESPECT TO ANY PROPERTY WHICH IS LOCATED IN A FLOOD AREA DESIGNATED AS "FLOOD PRONE" (AS DEFINED IN THE REGULATIONS ADOPTED UNDER THE NATIONAL INSURANCE FLOOD PROGRAM) (i) A POLICY OF FLOOD INSURANCE WHICH
               (A) COVERS ANY PARCEL OF IMPROVED REAL PROPERTY WHICH IS ENCUMBERED BY ANY MORTGAGE (B) IS WRITTEN IN AN AMOUNT NOT LESS THAN THE OUTSTANDING PRINCIPAL AMOUNT OF THE INDEBTEDNESS SECURED BY SUCH MORTGAGE WHICH IS REASONABLY ALLOCABLE TO SUCH REAL PROPERTY OR THE MAXIMUM LIMIT OF COVERAGE MADE AVAILABLE WITH RESPECT TO THE PARTICULAR TYPE OF PROPERTY UNDER THE ACT, WHICHEVER IS LESS, AND (C) HAS A TERM ENDING NOT LATER THAN THE MATURITY OF THE INDEBTEDNESS SECURED BY SUCH MORTGAGE AND (ii) CONFIRMATION THAT THE COMPANY HAS RECEIVED THE NOTICE REQUIRED PURSUANT TO SECTION 208(e)(3) OF REGULATION H OF THE BOARD OF GOVERNORS OF THE FEDERAL RESERVE SYSTEM.

                    8. COPIES OF DOCUMENTS. THE COLLATERAL AGENT SHALL HAVE
               RECEIVED A COPY OF ALL RECORDED DOCUMENTS REFERRED TO, OR LISTED AS EXCEPTIONS TO TITLE IN, THE TITLE POLICY OR POLICIES REFERRED TO IN SUBSECTION 5.1(o) AND A COPY, CERTIFIED BY SUCH PARTIES AS THE COLLATERAL AGENT OR THE AGENT, AS THE CASE MAY BE, MAY DEEM APPROPRIATE, OF ALL OTHER DOCUMENTS AFFECTING THE PROPERTY COVERED BY EACH MORTGAGE.

                    9. LIEN SEARCHES. THE COLLATERAL AGENT SHALL HAVE RECEIVED
               THE RESULTS OF A RECENT SEARCH BY A PERSON SATISFACTORY TO THE COLLATERAL AGENT OF THE UNIFORM COMMERCIAL CODE FILINGS WHICH MAY HAVE BEEN FILED WITH RESPECT TO PERSONAL PROPERTY OF ANY BORROWERS, THE PARENT OR ANY SUBSIDIARY, AND THE RESULTS OF SUCH SEARCH SHALL BE SATISFACTORY TO THE COLLATERAL AGENT.

                    10. INVENTORY APPRAISAL. EACH LENDER SHALL HAVE RECEIVED
               COPIES OF THE APPRAISAL, IN FORM AND SUBSTANCE SATISFACTORY, OF THE INVENTORY OF THE RETAIL STORE SUBSIDIARIES PREPARED BY REPRESENTATIVES

               OF GORDON BROTHERS PARTNERS, INC. AND ALL OTHER AUDITS DELIVERED TO CONGRESS.

                    11. INSURANCE. THE COLLATERAL AGENT SHALL HAVE RECEIVED
               EVIDENCE IN FORM AND SUBSTANCE SATISFACTORY TO IT THAT ALL OF THE REQUIREMENTS OF SUBSECTION 6.5, SECTION 4.2 OF THE MASTER SECURITY AGREEMENT AND SECTION 5 OF THE MORTGAGES (OTHER THAN THE LENDERS BENSALEM MORTGAGE) SHALL HAVE BEEN SATISFIED.

                    12. EXISTING LETTER OF CREDIT FUNDED SURPLUS; OTHER AMOUNTS.
               EACH LENDER SHALL HAVE RECEIVED PAYMENT OF THE EXISTING LETTER OF CREDIT FUNDED SURPLUS AS SET FORTH ON OMNIBUS SCHEDULE 15B ARISING UNDER THE EXISTING LETTER OF CREDIT AGREEMENTS TO WHICH SUCH LENDER IS A PARTY AND ALL UNPAID INTEREST, FEES, COSTS AND CHARGES RELATING THERETO, PLUS UNPAID INTEREST, FEES, COSTS AND CHARGES, IF ANY, OWING IN RESPECT OF THE EXISTING LETTER OF CREDIT FUNDED AMOUNT.

                    13. REPRESENTATIONS AND WARRANTIES; NO DEFAULT. EACH OF THE
               REPRESENTATIONS AND WARRANTIES MADE BY ANY BORROWER IN THIS AGREEMENT AND BY ANY OTHER LOAN PARTY IN OR PURSUANT TO THE LOAN DOCUMENTS SHALL BE TRUE AND CORRECT IN ALL MATERIAL RESPECTS ON AND AS OF THE CLOSING DATE. NO DEFAULT OR EVENT OF DEFAULT SHALL HAVE OCCURRED AND BE CONTINUING ON THE CLOSING DATE OR AFTER GIVING EFFECT TO THE TRANSACTIONS CONTEMPLATED BY ANY LOAN DOCUMENT.

                    14. CONDITIONS PRECEDENT TO CONGRESS LOAN AGREEMENT. THE
               CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THE CONGRESS LOAN AGREEMENT SHALL HAVE BEEN SATISFIED OR WAIVED AND CONGRESS SHALL HAVE MADE THE INITIAL ADVANCE THEREUNDER.

                    15. CONDITIONS PRECEDENT TO NOTE AGREEMENT. THE CONDITIONS
               PRECEDENT TO THE EFFECTIVENESS OF THE NOTE AGREEMENT SHALL HAVE BEEN SATISFIED OR WAIVED AND THE NOTES SHALL HAVE BEEN ISSUED.

                    16. MUTUAL RELEASE OF CLAIMS. THE AGENT SHALL HAVE RECEIVED,
               WITH A COUNTERPART FOR EACH LENDER, THE MUTUAL RELEASE DULY EXECUTED BY AN AUTHORIZED REPRESENTATIVE OF EACH PARTY THERETO.

                    17. APPRAISALS. EACH LENDER SHALL HAVE RECEIVED COPIES OF
               ALL APPRAISALS OR REPORTS REGARDING THE PROPERTIES SUBJECT TO THE LENDER BENSALEM MORTGAGE OR THE GREENCASTLE MORTGAGE AND THE EQUIPMENT LOCATED THEREON.

                    18. SUBORDINATION AGREEMENT. THE AGENT SHALL HAVE RECEIVED,
               WITH A COUNTERPART FOR EACH LENDER, THE SUBORDINATION AGREEMENT

               DULY EXECUTED AND DELIVERED BY AN AUTHORIZED REPRESENTATIVE OF EACH PARTY THERETO.


                        SECTION 1. AFFIRMATIVE COVENANTS

          Parent and each Borrower hereby agree that, so long as any amount is owing to any Lender, the Agent or the Collateral Agent hereunder or under any other Loan Document, Parent shall, and (except in the case of delivery of financial information, reports and notices) shall cause each of its Subsidiaries (other than Executive Flights, Inc.) to:

                    1. FINANCIAL STATEMENTS. FURNISH TO EACH LENDER:

                    2. AS SOON AS AVAILABLE, BUT IN ANY EVENT WITHIN 90 DAYS
               AFTER THE END OF EACH FISCAL YEAR OF THE PARENT, A COPY OF THE CONSOLIDATED BALANCE SHEET OF THE PARENT AND ITS CONSOLIDATED SUBSIDIARIES AS AT THE END OF SUCH YEAR AND THE RELATED CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS AND OF CASH FLOWS FOR SUCH YEAR, AND THE ACCOMPANYING NOTES THERETO, SETTING FORTH IN EACH CASE IN COMPARATIVE FORM THE FIGURES FOR THE PREVIOUS YEAR, REPORTED ON WITHOUT A "GOING CONCERN" OR LIKE QUALIFICATION OR EXCEPTION, OR QUALIFICATION ARISING OUT OF THE SCOPE OF THE AUDIT, BY ERNST & YOUNG OR OTHER INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF NATIONALLY RECOGNIZED STANDING;

                    3. AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT LATER THAN 30
               DAYS AFTER THE END OF EACH FISCAL MONTH OF PARENT, THE UNAUDITED CONSOLIDATED BALANCE SHEET OF THE PARENT AND ITS CONSOLIDATED SUBSIDIARIES AS AT THE END OF SUCH MONTH AND THE RELATED UNAUDITED CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS AND OF CASH FLOWS OF PARENT AND ITS CONSOLIDATED SUBSIDIARIES FOR SUCH MONTH AND THE PORTION OF THE FISCAL YEAR THROUGH THE END OF SUCH MONTH, SETTING FORTH IN EACH CASE IN COMPARATIVE FORM THE FIGURES FOR THE PREVIOUS YEAR, CERTIFIED BY A RESPONSIBLE OFFICER AS BEING FAIRLY STATED IN ALL MATERIAL RESPECTS (SUBJECT TO NORMAL YEAR END AUDIT ADJUSTMENTS);

                    4. AT THE TIME OF FURNISHING THE CONSOLIDATED FINANCIAL
               STATEMENTS REQUIRED BY SUBSECTIONS 6.1(a) AND (b), THE UNAUDITED CONSOLIDATING BALANCE SHEETS OF PARENT AND ITS CONSOLIDATED SUBSIDIARIES, BY GROUP, AND THE RELATED UNAUDITED CONSOLIDATING STATEMENTS OF INCOME AND RETAINED EARNINGS OF PARENT AND ITS CONSOLIDATED SUBSIDIARIES, BY GROUP, CERTIFIED BY A RESPONSIBLE OFFICER AS BEING (i) FAIRLY STATED IN ALL MATERIAL RESPECTS AND
               (ii) THOSE UTILIZED IN ARRIVING AT THE RESPECTIVE CONSOLIDATED FINANCIAL STATEMENTS TO WHICH THEY RELATE;

                    5. TO THE EXTENT NOT FURNISHED PURSUANT TO SUBSECTION
               6.1(a), AS SOON AS AVAILABLE, BUT IN ANY EVENT WITHIN 150 DAYS AFTER THE END OF EACH FOREIGN SUBSIDIARY'S FISCAL YEAR, A COPY OF THE BALANCE SHEET OF EACH FOREIGN SUBSIDIARY AS AT THE END OF SUCH YEAR AND THE RELATED STATEMENTS OF INCOME AND RETAINED EARNINGS FOR SUCH YEAR, SETTING FORTH IN REACH CASE IN COMPARATIVE FORM THE FIGURES FOR THE PREVIOUS YEARS, REPORTED ON WITHOUT A "GOING CONCERN" OR LIKE QUALIFICATION OR EXCEPTION, OR QUALIFICATION ARISING OUT OF THE SCOPE OF THE AUDIT, BY INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS OF INTERNATIONALLY RECOGNIZED STANDING; AND

                    6. TO THE EXTENT NOT FURNISHED PURSUANT TO SUBSECTION
               6.1(b), AS SOON AS AVAILABLE, BUT IN ANY EVENT NOT LATER THAN 90 DAYS AFTER THE END OF EACH FISCAL MONTH OF EACH FOREIGN SUBSIDIARY, THE UNAUDITED CONSOLIDATED BALANCE SHEET OF EACH FOREIGN SUBSIDIARY AS AT THE END OF SUCH MONTH AND THE RELATED UNAUDITED STATEMENTS OF INCOME AND RETAINED EARNINGS OF EACH FOREIGN SUBSIDIARY FOR SUCH MONTH AND THE PORTION OF THE FISCAL YEAR THROUGH THE END OF SUCH MONTH, SETTING FORTH IN EACH CASE IN COMPARATIVE FORM THE FIGURES FOR THE PREVIOUS YEAR, CERTIFIED BY A RESPONSIBLE OFFICER AS BEING FAIRLY STATED IN ALL MATERIAL RESPECTS (SUBJECT TO NORMAL YEAR-END AUDIT ADJUSTMENTS).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance (i) in respect of Parent and its Consolidated Subsidiaries, with GAAP applied consistently throughout the periods reflected therein and with prior periods (except as approved by such accountants or officer, as the case may be, and disclosed therein) or (ii) in respect of Foreign Subsidiaries, with generally accepted accounting principles consistently applied in their respective jurisdictions of incorporation.


          1. CERTIFICATES; OTHER INFORMATION. FURNISH TO EACH LENDER:

                    1. CONCURRENTLY WITH THE DELIVERY OF THE FINANCIAL
               STATEMENTS REFERRED TO IN SUBSECTION 6.1(a) AND (b), A CERTIFICATE OF THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS REPORTING ON SUCH FINANCIAL STATEMENTS STATING THAT IN MAKING THE EXAMINATION NECESSARY THEREFOR NO KNOWLEDGE WAS OBTAINED OF ANY DEFAULT OR EVENT OF DEFAULT, EXCEPT AS SPECIFIED IN SUCH CERTIFICATE;

                    2. CONCURRENTLY WITH THE DELIVERY OF THE FINANCIAL
               STATEMENTS REFERRED TO IN SUBSECTIONS 6.1(a) THROUGH (d), A CERTIFICATE OF A RESPONSIBLE OFFICER (i) STATING THAT, TO THE BEST OF SUCH OFFICER'S KNOWLEDGE, EACH LOAN PARTY DURING SUCH PERIOD HAS OBSERVED OR PERFORMED ALL OF ITS COVENANTS AND OTHER AGREEMENTS, AND SATISFIED EVERY CONDITION, CONTAINED IN THIS AGREEMENT AND THE OTHER LOAN

               DOCUMENTS TO BE OBSERVED, PERFORMED OR SATISFIED BY IT, AND THAT SUCH OFFICER HAS OBTAINED NO KNOWLEDGE OF ANY DEFAULT OR EVENT OF DEFAULT EXCEPT AS SPECIFIED IN SUCH CERTIFICATE, AND (ii) SHOWING IN DETAIL THE CALCULATIONS SUPPORTING SUCH STATEMENT IN RESPECT OF SUBSECTION 7.1;

                    3. NOT LATER THAN THIRTY DAYS AFTER THE END OF EACH FISCAL
               YEAR OF THE PARENT, A COPY OF THE PROJECTIONS BY PARENT OF THE OPERATING BUDGET AND CASH FLOW BUDGET OF PARENT AND ITS SUBSIDIARIES FOR THE SUCCEEDING FISCAL YEAR, AND IF PREPARED, A COPY OF THE PROJECTIONS FOR EACH FOREIGN BORROWER, SUCH PROJECTIONS IN EACH CASE TO BE ACCOMPANIED BY A CERTIFICATE OF A RESPONSIBLE OFFICER TO THE EFFECT THAT SUCH PROJECTIONS WERE APPROVED BY PARENT'S BOARD OF DIRECTORS;

                    4. WITHIN FIVE DAYS AFTER THE SAME ARE SENT, COPIES OF ALL
               FINANCIAL STATEMENTS AND REPORTS WHICH PARENT SENDS TO ITS STOCKHOLDERS, AND WITHIN FIVE DAYS AFTER THE SAME ARE FILED, COPIES OF ALL FINANCIAL STATEMENTS AND REPORTS WHICH THE PARENT MAY MAKE TO, OR FILE WITH, THE SECURITIES AND EXCHANGE COMMISSION OR ANY SUCCESSOR OR ANALOGOUS GOVERNMENTAL AUTHORITY;

                    5. ON THE LAST DAY OF THE END OF THE MONTH IMMEDIATELY
               FOLLOWING THE END OF EACH FISCAL QUARTER, BEGINNING ON MAY 31, 1997, A CERTIFICATE OF A RESPONSIBLE OFFICER STATING THE AMOUNT OF THE CONSOLIDATED CASH FLOW AND EXCESS AVAILABILITY AND SHOWING IN DETAIL THE CALCULATION THEREOF;

                    6. CONCURRENTLY WITH THE DELIVERY OF ALL APPRAISALS OR
               NOTICES OF A CONGRESS EVENT OF DEFAULT OR UNMATURED CONGRESS EVENT OF DEFAULT TO CONGRESS, THE NOTE TRUSTEE OR THE NOTEHOLDERS, COPIES THEREOF TO THE AGENT AND EACH LENDER; AND

                    7. PROMPTLY, SUCH ADDITIONAL FINANCIAL AND OTHER INFORMATION
               AS ANY LENDER MAY FROM TIME TO TIME REASONABLY REQUEST, INCLUDING, IF SO REQUESTED, NOT MORE THAN ONE APPRAISAL FOR EACH OF THE PROPERTIES SUBJECT TO A REAL PROPERTY DEVELOPMENT COMPANY MORTGAGE BETWEEN THE CLOSING DATE AND THE TERMINATION DATE.


          2. PAYMENT OF OBLIGATIONS. PAY, DISCHARGE OR OTHERWISE SATISFY AT OR BEFORE MATURITY OR BEFORE THEY BECOME DELINQUENT, AS THE CASE MAY BE, ALL ITS OBLIGATIONS OF WHATEVER NATURE, EXCEPT WHERE THE AMOUNT OR VALIDITY THEREOF IS CURRENTLY BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS AND RESERVES IN CONFORMITY WITH GAAP WITH RESPECT THERETO HAVE BEEN PROVIDED ON THE BOOKS OF THE PERSON CONTESTING SUCH OBLIGATION AND EXCEPT TO THE EXTENT THAT FAILURE TO PAY, DISCHARGE OR OTHERWISE SATISFY SUCH OBLIGATIONS COULD NOT REASONABLY BE EXPECTED TO, IN THE AGGREGATE, HAVE A MATERIAL ADVERSE EFFECT.

          3. CONDUCT OF BUSINESS AND MAINTENANCE OF EXISTENCE. CONTINUE TO ENGAGE IN BUSINESS OF THE SAME GENERAL TYPE AS NOW CONDUCTED BY THE PARENT AND ITS SUBSIDIARIES AND PRESERVE, RENEW AND KEEP IN FULL FORCE AND EFFECT ITS CORPORATE EXISTENCE AND TAKE ALL REASONABLE ACTION TO MAINTAIN ALL RIGHTS, PRIVILEGES AND FRANCHISES NECESSARY OR DESIRABLE IN THE NORMAL CONDUCT OF ITS BUSINESS, EXCEPT AS OTHERWISE PERMITTED PURSUANT TO SUBSECTION 7.4; AND COMPLY WITH ALL CONTRACTUAL OBLIGATIONS AND REQUIREMENTS OF LAW EXCEPT TO THE EXTENT THAT FAILURE TO COMPLY THEREWITH COULD NOT REASONABLY BE EXPECTED TO, IN THE AGGREGATE, HAVE A MATERIAL ADVERSE EFFECT.


          4. MAINTENANCE OF PROPERTY; INSURANCE. KEEP ALL PROPERTY USEFUL AND NECESSARY IN ITS BUSINESS IN GOOD WORKING ORDER AND CONDITION; MAINTAIN WITH FINANCIALLY SOUND AND REPUTABLE INSURANCE COMPANIES INSURANCE ON ALL ITS PROPERTY IN AT LEAST SUCH AMOUNTS AND AGAINST AT LEAST SUCH RISKS (BUT INCLUDING IN ANY EVENT PUBLIC LIABILITY, PRODUCT LIABILITY AND BUSINESS INTERRUPTION) AS ARE USUALLY INSURED AGAINST IN THE SAME GENERAL AREA BY COMPANIES ENGAGED IN THE SAME OR A SIMILAR BUSINESS; AND FURNISH TO EACH LENDER, UPON WRITTEN REQUEST, FULL INFORMATION AS TO THE INSURANCE CARRIED. EACH BORROWER AND PARENT SHALL CAUSE THE COLLATERAL AGENT TO BE NAMED AS A LENDER LOSS PAYEE AND, WITH RESPECT TO LIABILITY INSURANCE, AN ADDITIONAL INSURED (BUT WITHOUT ANY LIABILITY FOR ANY PREMIUMS) AS TO THE PROPERTIES (OTHER THAN BENSALEM) AND THE EQUIPMENT LOCATED THEREON UNDER SUCH INSURANCE POLICIES AND SHALL OBTAIN NON-CONTRIBUTORY LENDER'S LOSS PAYABLE ENDORSEMENTS TO ALL INSURANCE POLICIES IN FORM AND SUBSTANCE SATISFACTORY TO COLLATERAL AGENT.


          5. INSPECTION OF PROPERTY; BOOKS AND RECORDS; DISCUSSIONS. KEEP PROPER BOOKS OF RECORDS AND ACCOUNT IN WHICH FULL, TRUE AND CORRECT ENTRIES IN CONFORMITY WITH GAAP AND ALL REQUIREMENTS OF LAW SHALL BE MADE OF ALL DEALINGS AND TRANSACTIONS IN RELATION TO ITS BUSINESS AND ACTIVITIES; AND PERMIT REPRESENTATIVES OF ANY LENDER TO VISIT AND INSPECT ANY OF ITS PROPERTIES AND EXAMINE AND MAKE ABSTRACTS FROM ANY OF ITS BOOKS AND RECORDS AT ANY REASONABLE TIME AND AS OFTEN AS MAY REASONABLY BE DESIRED AND TO DISCUSS THE BUSINESS, OPERATIONS, PROPERTIES AND FINANCIAL AND OTHER CONDITION OF THE PARENT AND ITS SUBSIDIARIES WITH OFFICERS AND EMPLOYEES OF EACH LOAN PARTY AND WITH SUCH LOAN PARTY'S INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS (IN THE PRESENCE OF THE REPRESENTATIVES OF SUCH LOAN PARTY IF SUCH LOAN PARTY REQUESTS).


          6. NOTICES. PROMPTLY GIVE NOTICE TO THE AGENT, THE COLLATERAL AGENT AND EACH LENDER OF:


                    1. THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT;

                    2. ANY (i) DEFAULT OR EVENT OF DEFAULT UNDER ANY CONTRACTUAL
               OBLIGATION OF PARENT OR ANY OF ITS SUBSIDIARIES OR (ii) LITIGATION, INVESTIGATION OR PROCEEDING WHICH MAY EXIST AT ANY TIME BETWEEN PARENT OR ANY OF ITS SUBSIDIARIES AND ANY GOVERNMENTAL AUTHORITY, WHICH IN EITHER CASE, IF NOT CURED OR IF ADVERSELY DETERMINED, AS THE

               CASE MAY BE, COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT;

                    3. ANY LITIGATION OR PROCEEDING AFFECTING, OR PENDING OR
               THREATENED AGAINST, PARENT OR ANY OF ITS SUBSIDIARIES IN WHICH THE AMOUNT INVOLVED IS $500,000 OR MORE AND NOT COVERED BY INSURANCE OR IN WHICH INJUNCTIVE OR SIMILAR RELIEF IS SOUGHT;

                    4. THE FOLLOWING EVENTS, AS SOON AS POSSIBLE AND IN ANY
               EVENT WITHIN 30 DAYS AFTER PARENT OR ANY OF ITS SUBSIDIARIES KNOWS OR HAS REASON TO KNOW THEREOF: (i) THE OCCURRENCE OR EXPECTED OCCURRENCE OF ANY REPORTABLE EVENT WITH RESPECT TO ANY PLAN, A FAILURE TO MAKE ANY REQUIRED CONTRIBUTION TO A PLAN, THE CREATION OF ANY LIEN IN FAVOR OF THE PBGC OR A PLAN OR ANY WITHDRAWAL FROM, OR THE TERMINATION, REORGANIZATION OR INSOLVENCY OF, ANY MULTIEMPLOYER PLAN OR (ii) THE INSTITUTION OF PROCEEDINGS OR THE TAKING OF ANY OTHER ACTION BY THE PBGC OR THE PARENT OR ANY COMMONLY CONTROLLED ENTITY OR ANY MULTIEMPLOYER PLAN WITH RESPECT TO THE WITHDRAWAL FROM, OR THE TERMINATING, REORGANIZATION OR INSOLVENCY OF, ANY PLAN; AND

                    5. ANY DEVELOPMENT OR EVENT WHICH COULD REASONABLY BE
               EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.

Each notice pursuant to this subsection shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the applicable Person and Parent propose to take with respect thereto.

               1. Environmental Laws. 1. Comply with, and use reasonable efforts to ensure compliance by all tenants and subtenants, if any, with, all applicable Environmental Laws and obtain and comply with and maintain, and use reasonable efforts to ensure that all tenants and subtenants obtain and comply with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws. The Borrowers, the Parent, and their Subsidiaries shall be deemed to be in compliance with an Environmental Law for purposes of this section 6.8(a) provided that, upon learning of any actual or suspected non-compliance, the affected Borrowers, Parent and Subsidiaries shall promptly undertake all reasonable efforts to ensure that full compliance is achieved and provided further that, in any case, such non-compliance would not reasonably be expected to have a Material Adverse Effect.


          7. CONDUCT AND COMPLETE ALL INVESTIGATIONS, STUDIES, SAMPLING AND TESTING, AND ALL REMEDIAL, REMOVAL AND OTHER ACTIONS REQUIRED UNDER ENVIRONMENTAL LAWS. THE BORROWERS AND THEIR RESPECTIVE SUBSIDIARIES SHALL BE DEEMED TO BE IN COMPLIANCE WITH ALL SUCH ENVIRONMENTAL LAW REQUIREMENTS FOR PURPOSES OF THIS SUBSECTION 6.8(b) PROVIDED THAT, UPON LEARNING OF THE NECESSITY OR SUSPECTED NECESSITY OF ANY SUCH REQUIRED ACTION, THE

AFFECTED PERSON SHALL PROMPTLY UNDERTAKE ALL REASONABLE EFFORTS TO ENSURE THAT FULL COMPLIANCE WITH SUCH REQUIREMENTS IS ACHIEVED, AND PROVIDED FURTHER, THAT, IN ANY CASE, NON-COMPLIANCE WITH SUCH REQUIREMENTS WOULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT.


          8. PROMPTLY COMPLY IN ALL MATERIAL RESPECTS WITH ALL LAWFUL ORDERS AND DIRECTIVES OF ALL GOVERNMENTAL AUTHORITIES REGARDING ENVIRONMENTAL LAWS EXCEPT TO THE EXTENT THAT THE SAME ARE BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS AND THE PENDENCY OF SUCH PROCEEDINGS IS NOT REASONABLY LIKELY TO HAVE A MATERIAL ADVERSE EFFECT.


          9. AFTER-ACQUIRED PROPERTY. (a) UPON THE ACQUISITION BY ANY DOMESTIC BORROWER AND/OR ANY DOMESTIC SUBSIDIARY AFTER THE CLOSING DATE OF ANY REAL PROPERTY (OTHER THAN LEASEHOLDS) HAVING A FAIR MARKET VALUE INDIVIDUALLY IN EXCESS OF $250,000, OR IN THE AGGREGATE IN EXCESS OF $1,000,000, SUCH DOMESTIC BORROWER AND/OR SUCH DOMESTIC SUBSIDIARY SHALL CAUSE SUCH PROPERTY OR ASSET TO BECOME SUBJECT TO A LIEN IN FAVOR OF THE COLLATERAL AGENT (WHICH LIEN SHALL EITHER BE (x) A FIRST-PRIORITY LIEN OR (y) SUBORDINATE IN PRIORITY ONLY TO A LIEN IN FAVOR OF CONGRESS UNDER THE CONGRESS LOAN DOCUMENTS TO THE EXTENT REQUIRED THEREUNDER) BY PROPERLY EXECUTING, DELIVERING, FILING AND RECORDING SUCH ADDITIONAL DOCUMENTS AS MAY BE REQUIRED TO CREATE SUCH LIEN, AND SHALL DELIVER TO THE COLLATERAL AGENT (WITH A COPY FOR EACH LENDER) PROMPTLY THEREAFTER AN OPINION, SATISFACTORY IN SUBSTANCE AND FORM TO THE COLLATERAL AND THE AGENT, AS TO THE DUE AUTHORIZATION, EXECUTION, DELIVERY, RECORDING, VALIDITY AND ENFORCEABILITY OF SUCH ADDITIONAL DOCUMENTS, AND STATING THAT (i) SUCH INSTRUMENTS ARE SUFFICIENT TO SUBJECT SUCH PROPERTY TO THE LIEN OF THE COLLATERAL AGENT, (ii) SUCH PROPERTY IS SUBJECT TO NO OTHER LIENS OF RECORD OTHER THAN LIENS WHICH ARE SUBORDINATE TO THOSE OF THE COLLATERAL AGENT (EXCEPT AS PROVIDED IN CLAUSE (y) ABOVE), AND (iii) SUCH ADDITIONAL DOCUMENTS HAVE BEEN DULY RECORDED, REGISTERED AND FILED IN SUCH MANNER AND IN SUCH PLACES AS MAY BE REQUIRED BY APPLICABLE LAW IN ORDER TO ESTABLISH, PROTECT, PERFECT AND PRESERVE THE LIEN OF THE COLLATERAL AGENT AND THE RIGHTS OF THE LENDERS HEREUNDER.

          (b) Any Domestic Borrower or any Domestic Subsidiary after the Closing Date may acquire or open any Retail Store Subsidiary (a "New Retail Store Subsidiary") provided that (i) Borrowers' Agent gives the Agent at least ten Business Days' written notice of the intended acquisition or opening of such New Retail Store Subsidiary, (ii) such New Retail Store Subsidiary is within the United States and (iii) such Domestic Borrower or Domestic Subsidiary, as the case may be, shall cause the Capital Stock of such New Retail Store Subsidiary to become subject to a Lien in favor of the Collateral Agent (which Lien shall either be (x) a first-priority Lien or (y) subordinate in priority only to a lien in favor of Congress under the Congress Loan Documents to the extent required thereunder) by properly executing, delivering, filing and recording such additional documents as may be required to create such Lien and delivering such Capital Stock, together with the appropriate executed stock powers, as directed by the Collateral Agent, (iv) such Domestic Borrower or Domestic Subsidiary, as the case may be, shall cause such New Retail Store Subsidiary to grant a Lien on in its personal and real property (which Lien shall either be (x) a first-priority Lien or (y) subordinate in priority only to a lien in favor of Congress under the Congress Loan Documents to the extent required thereunder) and (v) such Domestic Borrower or Domestic Subsidiary, as the case may be, shall cause such New Retail Store Subsidiary to guarantee the Bank Obligations by executing the Omnibus Guarantee Agreement as a Guarantor thereunder.


          10. FURTHER ASSURANCES. EXECUTE AND FILE ALL SUCH FURTHER DOCUMENTS AND INSTRUMENTS, AND PERFORM SUCH OTHER ACTS, AS THE LENDERS MAY DETERMINE ARE NECESSARY OR ADVISABLE TO CREATE OR MAINTAIN LIENS IN FAVOR OF THE COLLATERAL AGENT IN CONNECTION WITH THIS AGREEMENT AND TO MAINTAIN THE PRIORITY OF LIENS PURPORTED TO BE GRANTED PURSUANT TO THIS AGREEMENT AND THE LOAN DOCUMENTS (SUBJECT TO THE INTERCREDITOR AGREEMENTS), AND THE COLLATERAL AGENT IS HEREBY AUTHORIZED TO FILE FINANCING AND CONTINUATION STATEMENTS WITH RESPECT TO SUCH LIENS.


          11. TAX REFUND. AFTER THE END OF THE CURRENT FISCAL YEAR OF PARENT AND ITS CONSOLIDATED SUBSIDIARIES (AND EACH FUTURE FISCAL YEAR IN WHICH PARENT AND ITS CONSOLIDATED SUBSIDIARIES INCUR A LOSS FROM OPERATIONS), (i) PROCEED DILIGENTLY TO FILE THEIR CONSOLIDATED FEDERAL INCOME TAX RETURNS FOR SUCH FISCAL YEAR AND ALL RELATED FORMS AND INFORMATION NECESSARY TO CARRY BACK, TO THE MAXIMUM EXTENT POSSIBLE, THE NET OPERATING LOSS (AS SUCH TERM IS DEFINED IN
SECTION 179 OF THE INTERNAL REVENUE CODE) FOR SUCH FISCAL YEAR TO PRIOR TAX YEARS, CLAIMING A REFUND OF TAXES PAID WITH RESPECT TO SUCH PRIOR TAX YEARS, INCLUDING (A) IRS FORM 1139 SHOWING CALCULATION OF THE NET OPERATING LOSS FOR THE RELEVANT FISCAL YEAR(S) AND THE TAX REFUND RELATED THERETO, AND (B) IRS FORM 8302, IRS FORM 2848, SUCH OTHER FORMS AND DOCUMENTS AND/OR A SEPARATE POWER OF ATTORNEY, EACH AS REQUESTED BY THE COLLATERAL AGENT IN ACCORDANCE WITH SUBSECTION 5.2 OF THE MASTER SECURITY AGREEMENT IN ORDER TO AUTHORIZE THE COLLATERAL AGENT (OR ITS NOMINEE) TO RECEIVE ALL CHECKS OR WIRE TRANSFERS OR OTHER MEANS OF PAYMENT OF THE TAX REFUND AND TO COLLECT, ENDORSE AND DEPOSIT ANY SUCH PAYMENTS; (ii) PROVIDE TO THE AGENT AND TO ALL LENDERS A COPY OF ALL SUCH TAX RETURNS AND RELATED FORMS PRIOR TO AND AFTER THEIR FILING AND PROVIDE NOTICE TO THE AGENT AND THE LENDERS PRIOR TO FILING; (iii) NOT AMEND SUCH TAX RETURNS AND RELATED FORMS OR MAKE ANY ELECTION UNDER SECTION 172(b)(3) OF THE INTERNAL REVENUE CODE WITHOUT THE CONSENT OF THE LENDERS, EXCEPT AS REQUIRED BY APPLICABLE LAW; (iv) PROVIDE THE AGENT WITH COPIES OF ALL CORRESPONDENCE AND SUMMARIES OF ALL OTHER COMMUNICATIONS WITH THE INTERNAL REVENUE SERVICE REGARDING SUCH TAX RETURNS; (v) RESPOND TO REASONABLE REQUESTS OF ANY LENDER FOR INFORMATION CONCERNING SUCH TAX RETURNS; AND (vi) TAKE ALL FURTHER REASONABLE STEPS REQUESTED BY THE AGENT OR THE COLLATERAL AGENT TO OBTAIN THE PROMPT REALIZATION OF THE MAXIMUM AMOUNT OF THE TAX REFUND.


                         SECTION 2. NEGATIVE COVENANTS

          The Borrowers hereby agree that until payment in full of all Term Loans and other Bank Obligations, no Borrower nor any of their respective Subsidiaries (other than the Financing Subsidiaries and Executive Flights, Inc.) shall directly or indirectly:


          1. FINANCIAL CONDITION COVENANT. PERMIT ADJUSTED NET WORTH AT ANY TIME TO BE LESS THAN $350,000,000.


          2. LIMITATION ON INDEBTEDNESS. CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY INDEBTEDNESS, EXCEPT:


          3. INDEBTEDNESS OF THE BORROWERS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS;


          4. INDEBTEDNESS OF PARENT AND CERTAIN SUBSIDIARIES UNDER THE CONGRESS LOAN DOCUMENTS IN A PRINCIPAL AMOUNT NOT TO EXCEED (i) $167,000,000 DURING THE PERIOD IN WHICH THE CONGRESS CASH COLLATERAL (AS DEFINED IN THE CONGRESS INTERCREDITOR AGREEMENT) HAS NOT BEEN SET-OFF BY CONGRESS OR RETURNED TO PARENT OR ANY OF ITS SUBSIDIARIES PURSUANT TO THE CONGRESS LOAN DOCUMENTS AND (ii) $160,000,000 FROM AND AFTER THE DATE ON WHICH THE CONGRESS CASH COLLATERAL HAS BEEN SET-OFF BY CONGRESS OR RETURNED TO PARENT OR ANY OF ITS SUBSIDIARIES PURSUANT TO THE CONGRESS LOAN DOCUMENTS;


          5. INDEBTEDNESS OF PARENT, THE DOMESTIC BORROWERS AND CERTAIN DOMESTIC SUBSIDIARIES TO THE NOTEHOLDERS UNDER THE NOTE DOCUMENTS IN A PRINCIPAL AMOUNT NOT TO EXCEED $9,488,277;


          6. INDEBTEDNESS OF PARENT OR ANY OF ITS SUBSIDIARIES TO ANY OF ONE ANOTHER, PROVIDED THAT INDEBTEDNESS OF ANY SUCH PERSON TO C.S.A.C., INC. OR OF WINKS LANE TO ANY SUBSIDIARY OF PARENT SHALL BE SUBJECT TO THE SUBORDINATION AGREEMENT;


          7. LONG-TERM INDEBTEDNESS FOR BORROWED MONEY OF FOREIGN SUBSIDIARIES IN AN AMOUNT NOT TO EXCEED $20,000,000;


          8. SHORT-TERM INDEBTEDNESS OF FOREIGN SUBSIDIARIES INCURRED FOR WORKING CAPITAL PURPOSES IN AN AMOUNT NOT TO EXCEED $25,000,000;

          9. INDEBTEDNESS OF ANY DOMESTIC BORROWER OR ANY DOMESTIC SUBSIDIARY INCURRED TO FINANCE THE ACQUISITION OF FIXED OR CAPITAL ASSETS (WHETHER PURSUANT TO A LOAN, A FINANCING LEASE OR OTHERWISE) IN AN AGGREGATE PRINCIPAL AMOUNT NOT EXCEEDING AS TO ALL SUCH ENTITIES $25,000,000 AT ANY TIME OUTSTANDING;


          10. INDEBTEDNESS OUTSTANDING ON THE DATE HEREOF AND LISTED ON OMNIBUS
SCHEDULE 12;


          11. TO THE EXTENT NOT OTHERWISE PERMITTED PURSUANT TO SUBSECTION 7.2(a) THROUGH (h), ADDITIONAL INDEBTEDNESS OF ANY DOMESTIC BORROWER OR ANY DOMESTIC SUBSIDIARY INCURRED IN THE ORDINARY COURSE OF BUSINESS NOT EXCEEDING $3,000,000 IN AGGREGATE PRINCIPAL AMOUNT AT ANY ONE TIME OUTSTANDING;


          12. GUARANTEE OBLIGATIONS PERMITTED BY SUBSECTIONS 7.7(c) AND (d);


          13. INDEBTEDNESS OF DOMESTIC BORROWER OR ANY DOMESTIC SUBSIDIARY IN RESPECT OF LOANS AGAINST COMPANY OWNED LIFE INSURANCE POLICIES TO PAY FOR PREMIUMS PROVIDED, THAT, AFTER GIVING EFFECT TO SUCH LOANS, THE CASH SURRENDER VALUE OF SUCH POLICIES SHALL NOT BE LESS THAN THE CASH SURRENDER VALUE THEREOF AT THE CLOSING DATE; AND


          14. INDEBTEDNESS INCURRED TO RENEW, EXTEND, REFINANCE OR REFUND ANY INDEBTEDNESS EXPRESSLY PERMITTED BY SUBSECTIONS 7.2(a) THROUGH (h) AND (j) AND
(k).


          15. LIMITATION ON LIENS. CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY LIEN UPON ANY OF ITS PROPERTY, ASSETS OR REVENUES, WHETHER NOW OWNED OR HEREAFTER ACQUIRED, EXCEPT FOR:


          16. LIENS FOR TAXES NOT YET DUE OR WHICH ARE BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS, PROVIDED THAT ADEQUATE RESERVES WITH RESPECT THERETO ARE MAINTAINED ON THE BOOKS OF PARENT (AS TO TAXES OF PARENT OR ANY CONSOLIDATED SUBSIDIARY) OR THE RESPECTIVE NONCONSOLIDATED FOREIGN SUBSIDIARY (AS TO THE TAXES OF SUCH FOREIGN SUBSIDIARY), IN CONFORMITY WITH GAAP (OR, IN THE CASE OF FOREIGN SUBSIDIARIES, GENERALLY ACCEPTED ACCOUNTING PRINCIPLES IN EFFECT FROM TIME TO TIME IN THEIR RESPECTIVE JURISDICTIONS OF INCORPORATION);


          17. CARRIERS', WAREHOUSEMEN'S, MECHANICS', MATERIALMEN'S, REPAIRMEN'S OR OTHER LIKE LIENS ARISING IN THE ORDINARY COURSE OF BUSINESS WHICH ARE NOT OVERDUE FOR A

PERIOD OF MORE THAN 60 DAYS OR WHICH ARE BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS;


          18. PLEDGES OR DEPOSITS IN CONNECTION WITH WORKERS' COMPENSATION, UNEMPLOYMENT INSURANCE AND OTHER SOCIAL SECURITY LEGISLATION;


          19. DEPOSITS TO SECURE THE PERFORMANCE OF BIDS, TRADE CONTRACTS (OTHER THAN FOR BORROWED MONEY), FREIGHT AND CUSTOMS DUTIES, LEASES, STATUTORY OBLIGATIONS, SURETY AND APPEAL BONDS, PERFORMANCE BONDS AND OTHER OBLIGATIONS OF A LIKE NATURE INCURRED IN THE ORDINARY COURSE OF BUSINESS;


          20. EASEMENTS, RIGHTS-OF-WAY, RESTRICTIONS AND OTHER SIMILAR ENCUMBRANCES INCURRED IN THE ORDINARY COURSE OF BUSINESS WHICH, IN THE AGGREGATE, ARE NOT SUBSTANTIAL IN AMOUNT AND WHICH DO NOT IN ANY CASE MATERIALLY DETRACT FROM THE VALUE OF THE PROPERTY SUBJECT THERETO OR MATERIALLY INTERFERE WITH THE ORDINARY CONDUCT OF THE BUSINESS OF SUCH DOMESTIC BORROWER OR SUCH DOMESTIC SUBSIDIARY;


          21. PERMITTED EXCEPTIONS (AS DEFINED IN EACH MORTGAGE);


          22. LIENS CREATED PURSUANT TO THE SECURITY DOCUMENTS, THE CONGRESS LOAN DOCUMENTS, THE LENDER SECURITY DOCUMENTS AND THE TRUSTEE SECURITY DOCUMENTS, AND THOSE PERMITTED AS EXCEPTIONS ON TITLE INSURANCE POLICIES ISSUED IN FAVOR OF THE COLLATERAL AGENT, THE AGENT, THE NOTE TRUSTEE OR CONGRESS;


          23. LIENS CREATED BY, AND/OR SETOFF RIGHTS IN FAVOR OF, MELLON BANK, N.A., OR ANY OTHER SUCCESSOR CASH MANAGEMENT BANK SOLELY WITH RESPECT TO OBLIGATIONS AND RELATED EXPENSES, COSTS AND FEES WITH RESPECT TO THE CASH MANAGEMENT SYSTEM PROVIDED BY MELLON BANK, N.A., OR ANY SUCH SUCCESSOR TO PARENT AND ITS SUBSIDIARIES;


          24. LIENS BY ANY RETAIL STORE SUBSIDIARY IN FAVOR OF C.S.A.C., INC. TO SECURE ADVANCES OR FINANCIAL ACCOMMODATIONS MADE BY C.S.A.C., INC. ON BEHALF OF SUCH RETAIL STORE SUBSIDIARY FOR THE PURPOSE OF OWNING AND OPERATING THE RETAIL STORE OWNED BY SUCH RETAIL STORE SUBSIDIARY;


          25. LIENS IN EXISTENCE ON THE DATE HEREOF LISTED ON OMNIBUS SCHEDULE
13;

          26. LIENS ON ASSETS OF ANY FOREIGN SUBSIDIARY SECURING INDEBTEDNESS OF SUCH FOREIGN SUBSIDIARY PERMITTED BY SUBSECTION 7.2 (b), (e) OR (f);


          27. LIENS SECURING INDEBTEDNESS OF ANY DOMESTIC BORROWER OR ANY OF DOMESTIC SUBSIDIARY PERMITTED BY SUBSECTION 7.2(g) INCURRED TO FINANCE THE ACQUISITION OF FIXED OR CAPITAL ASSETS, PROVIDED THAT (i) SUCH LIENS SHALL BE CREATED SUBSTANTIALLY SIMULTANEOUSLY WITH THE ACQUISITION OF SUCH FIXED OR CAPITAL ASSETS, (ii) SUCH LIENS DO NOT AT ANY TIME ENCUMBER ANY PROPERTY OTHER THAN THE PROPERTY FINANCED BY SUCH INDEBTEDNESS, (iii) THE AMOUNT OF INDEBTEDNESS SECURED THEREBY IS NOT INCREASED AND (iv) THE PRINCIPAL AMOUNT OF INDEBTEDNESS SECURED BY ANY SUCH LIEN SHALL AT NO TIME EXCEED 100% OF THE ORIGINAL PURCHASE PRICE OF SUCH PROPERTY AT THE TIME IT WAS ACQUIRED;


          28. LIENS UPON REAL AND/OR TANGIBLE PERSONAL PROPERTY OF ANY DOMESTIC BORROWER OR ANY DOMESTIC SUBSIDIARY TO SECURE INDEBTEDNESS INCURRED PURSUANT TO
SECTION 7.2(l) HEREOF; PROVIDED THAT (i) THE INDEBTEDNESS RENEWED, EXTENDED OR REFINANCED WAS SECURED BY A LIEN ON SUCH PROPERTY, (ii) SUCH LIEN DOES NOT EXTEND TO OR COVER ANY OTHER PROPERTY OF ANY DOMESTIC BORROWER OR DOMESTIC SUBSIDIARY AND (iii) SUCH LIEN DOES NOT SECURE ANY INDEBTEDNESS OTHER THAN THE INDEBTEDNESS SO INCURRED (IN A PRINCIPAL AMOUNT NOT EXCEEDING THE PRINCIPAL AMOUNT OF THE INDEBTEDNESS SO RENEWED, EXTENDED OR REFINANCED THAT WAS OUTSTANDING IMMEDIATELY PRIOR TO SUCH RENEWAL, EXTENSION OR REFINANCING);


          29. LIENS ARISING BY OPERATION OF LAW PURSUANT TO SECTION 107(l) OF THE FEDERAL COMPREHENSIVE ENVIRONMENTAL RESPONSE, COMPENSATION AND LIABILITY ACT OR A SIMILAR STATE LAW WHICH SECURE OBLIGATIONS THAT, INDIVIDUALLY OR IN THE AGGREGATE, ARE REASONABLY EXPECTED TO INVOLVE LESS THAN $1,000,000 AND (i) ARE NOT DUE AND PAYABLE BY VIRTUE OF A WRITTEN DEMAND FOR PAYMENT, OR (ii) IF DUE AND PAYABLE, ARE BEING CONTESTED IN GOOD FAITH BY APPROPRIATE PROCEEDINGS; AND

          30. LIENS (NOT OTHERWISE PERMITTED HEREUNDER) WHICH SECURE OBLIGATIONS NOT EXCEEDING $1,000,000 IN AGGREGATE AMOUNT AT ANY TIME OUTSTANDING.


          31. LIMITATION ON FUNDAMENTAL CHANGES AND ASSET SALES.


          32. PERMIT ANY DOMESTIC BORROWER OR ANY DOMESTIC SUBSIDIARY TO MERGE INTO OR WITH ANY OTHER PERSON, EXCEPT THAT ANY SUBSIDIARY OF ANY BORROWER MAY BE MERGED OR CONSOLIDATED WITH OR INTO SUCH BORROWER (PROVIDED THAT SUCH BORROWER SHALL BE THE CONTINUING OR SURVIVING CORPORATION) OR WITH OR INTO ANY ONE OR MORE WHOLLY OWNED SUBSIDIARIES OF SUCH BORROWER (OTHER THAN AN INACTIVE RETAIL STORE SUBSIDIARY) (PROVIDED THAT THE WHOLLY OWNED SUBSIDIARY OR SUBSIDIARIES SHALL BE THE CONTINUING OR SURVIVING CORPORATION); OR


          33. PERMIT ANY FOREIGN BORROWER OR FOREIGN SUBSIDIARY OF PARENT TO MERGE INTO OR WITH ANY OTHER PERSON, EXCEPT THAT ANY FOREIGN BORROWER MAY BE MERGED INTO OR WITH ANY OTHER FOREIGN BORROWER OR ANY SUBSIDIARY OF ANY FOREIGN BORROWER MAY BE MERGED OR CONSOLIDATED WITH OR INTO SUCH FOREIGN BORROWER (PROVIDED THAT A FOREIGN BORROWER SHALL BE THE CONTINUING OR SURVIVING CORPORATION) OR WITH OR INTO ANY ONE OR MORE SUBSIDIARIES OF SUCH FOREIGN BORROWER (PROVIDED THAT THE SUBSIDIARY OR SUBSIDIARIES SHALL BE THE CONTINUING OR SURVIVING CORPORATION); OR


          34. SELL, LEASE, ASSIGN, TRANSFER OR OTHERWISE DISPOSE OF ANY OF ITS ASSETS, WITH THE EXCEPTION OF THE FOLLOWING TRANSACTIONS:

          14. (x) SALES OF INVENTORY IN THE ORDINARY COURSE OF BUSINESS (INCLUDING SALES BETWEEN AND AMONG PARENT AND ITS SUBSIDIARIES), (y) SALES OF INVENTORY BY A DOMESTIC BORROWER OR DOMESTIC SUBSIDIARY TO A PERSON OUTSIDE OF THE ORDINARY COURSE OF BUSINESS WHICH IS NOT A DOMESTIC SUBSIDIARY IN AN AGGREGATE AMOUNT IN ANY SINGLE TRANSACTION OR RELATED SERIES OF TRANSACTIONS OF UP TO $1,000,000, PROVIDED THAT SUCH INVENTORY IS NOT SOLD FOR A SALES PRICE BELOW 75% OF THE COST FOR SUCH INVENTORY, THE PURCHASE PRICE THEREFOR IS DUE AND PAYABLE ON OR BEFORE DELIVERY TO THE BUYER THEREOF, WRITTEN NOTICE THEREOF IS GIVEN TO THE COLLATERAL AGENT, THE AGENT AND EACH LENDER, AND THE PROCEEDS ARE (A) PAID TO CONGRESS, IF THE CONGRESS OBLIGATIONS ARE NOT PAID IN FULL, OR (B) PAID TO THE COLLATERAL AGENT FOR APPLICATION IN ACCORDANCE WITH THE TERM LENDER INTERCREDITOR AGREEMENT, AND (z) SALES OF INVENTORY BY A DOMESTIC BORROWER OR DOMESTIC SUBSIDIARY TO AN AFFILIATE OR UNRELATED THIRD PARTY WHERE SUCH INVENTORY

     HAS BEEN BOUGHT FOR THE SPECIFIC PURPOSE OF RESALE THEREOF TO SUCH PERSON, PROVIDED THAT THE INVENTORY IS NOT SOLD FOR A SALES PRICE BELOW 100% OF THE COST FOR SUCH INVENTORY, THE PURCHASE PRICE THEREFOR IS DUE AND PAYABLE ON OR BEFORE DELIVERY TO THE BUYER THEREOF, WRITTEN NOTICE THEREOF IS GIVEN TO THE COLLATERAL AGENT, THE AGENT AND EACH LENDER AND THE PROCEEDS ARE (A) PAID TO CONGRESS, IF THE CONGRESS OBLIGATIONS ARE NOT PAID IN FULL, OR (B) PAID TO THE COLLATERAL AGENT FOR APPLICATION IN ACCORDANCE WITH THE TERM LENDER INTERCREDITOR AGREEMENT;


          14.0.1. THE DISPOSITION OF WORN-OUT OR OBSOLETE EQUIPMENT OR EQUIPMENT NO LONGER USED IN THE BUSINESS OF DOMESTIC BORROWERS OR DOMESTIC SUBSIDIARIES NOT LOCATED ON THE PROPERTIES TO THIRD PARTIES PROVIDED THAT, (A) IF NO EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, SUCH PROCEEDS ARE USED TO REPAIR AND REPLACE SUCH EQUIPMENT, AND (B) IF AN EVENT OF DEFAULT HAS OCCURRED AND IS CONTINUING, SUCH PROCEEDS ARE (I) PAID TO CONGRESS, IF THE CONGRESS OBLIGATIONS ARE NOT PAID IN FULL AND SUCH PROCEEDS ARE NOT PROCEEDS OF TERM LOAN PRIORITY COLLATERAL, OR (II) PAID TO THE COLLATERAL AGENT FOR APPLICATION IN ACCORDANCE WITH THE TERM LENDER INTERCREDITOR AGREEMENT;


          14.0.2. DISPOSITIONS OF EQUIPMENT OR ANY PROPERTY BY ANY DOMESTIC BORROWER OR DOMESTIC SUBSIDIARY TO ANY OTHER DOMESTIC BORROWER OR DOMESTIC SUBSIDIARY (OTHER THAN AN INACTIVE RETAIL STORE SUBSIDIARY);


          14.0.3. DISPOSITIONS OF THE PROPERTY OF ANY FOREIGN SUBSIDIARY TO ANOTHER FOREIGN SUBSIDIARY;


          14.0.4. DISPOSITIONS OF ANY PROPERTY SET FORTH ON OMNIBUS SCHEDULE 21 WITH THE CONSENT OF THE AGENT (EACH SUCH DISPOSITION CONSTITUTING AN "ASSET SALE"), PROVIDED, THAT THE NET PROCEEDS THEREOF ARE PAID TO THE COLLATERAL AGENT FOR DISTRIBUTION IN ACCORDANCE WITH THE PROVISIONS OF THE TERM LENDER INTERCREDITOR AGREEMENT;


          14.0.5. DISPOSITION OF BENSALEM, WITH THE CONSENT OF THE NOTE TRUSTEE AND PROVIDED THAT THE NET PROCEEDS FROM SUCH SALE ARE PAID TO THE NOTE TRUSTEE FOR DISTRIBUTION IN ACCORDANCE WITH THE PROVISIONS OF THE TERM LENDER INTERCREDITOR AGREEMENT;


          14.0.6. DISPOSITIONS OF CASH EQUIVALENTS OR ANY OTHER INVESTMENTS PERMITTED PURSUANT TO SUBSECTION 7.7(b);

          14.0.7. DISPOSITIONS OF PROPERTY BY ANY FOREIGN SUBSIDIARY TO ANY PERSON NOT A FOREIGN SUBSIDIARY, PROVIDED THAT SUCH DISPOSITIONS ARE IN EXCHANGE FOR REASONABLY EQUIVALENT VALUE AND ON COMMERCIALLY REASONABLE TERMS;


          14.0.8. THE DISSOLUTION, SALE OR LIQUIDATION OF ANY FOREIGN SUBSIDIARY, OR THE SALE OF THE CAPITAL STOCK OF ANY FOREIGN SUBSIDIARY, PROVIDED THAT, IF THE NET PROCEEDS OF SUCH DISSOLUTION, LIQUIDATION OR SALES ARE NOT RETAINED BY ANOTHER FOREIGN SUBSIDIARY THEN SUCH NET PROCEEDS (IN THIS CIRCUMSTANCE, ALSO CONSTITUTING AN "ASSET SALE") ARE PAID TO THE COLLATERAL AGENT FOR DISTRIBUTION IN ACCORDANCE WITH THE TERM LENDER INTERCREDITOR AGREEMENT;


          14.0.9. ANY WINDING UP, DISSOLUTION OR LIQUIDATION OF A RETAIL STORE SUBSIDIARY, AND DISPOSITIONS OF ASSETS OF RETAIL STORE SUBSIDIARIES IN CONNECTION WITH SUCH WINDING UP, DISSOLUTION OR LIQUIDATION OF SUCH RETAIL STORE, PROVIDED THAT, SUCH RETAIL STORE SUBSIDIARY RECEIVES AGGREGATE PROCEEDS FROM SALES OF INVENTORY INCLUDED IN SUCH ASSETS OF AN AMOUNT AT LEAST EQUAL TO 75% OF THE AGGREGATE COST OF SUCH INVENTORY AND SUCH PROCEEDS ARE (A) PAID TO CONGRESS, IF THE CONGRESS OBLIGATIONS ARE NOT PAID IN FULL AND SUCH PROCEEDS ARE NOT PROCEEDS OF TERM LOAN PRIORITY COLLATERAL, OR (B) PAID TO THE COLLATERAL AGENT; AND


          14.0.10. OTHER DISPOSITIONS OF ASSETS NOT EXCEEDING $250,000 FROM THE CLOSING DATE TO THE END OF FISCAL 1996, AND $1,000,000 IN EACH FISCAL YEAR THEREAFTER.


          15. LIMITATION ON DIVIDENDS. DIRECTLY OR INDIRECTLY DECLARE OR PAY ANY DIVIDEND ON, OR MAKE ANY PAYMENT ON ACCOUNT OF, OR SET APART ASSETS FOR A SINKING OR OTHER ANALOGOUS FUND FOR, THE PURCHASE, REDEMPTION, DEFEASANCE, RETIREMENT OR OTHER ACQUISITION OF, ANY SHARES OF ANY CLASS OF CAPITAL STOCK OF ANY BORROWER OR ANY SUBSIDIARY OF PARENT OR ANY WARRANTS OR OPTIONS TO PURCHASE ANY SUCH STOCK, WHETHER NOW OR HEREAFTER OUTSTANDING, OR MAKE ANY OTHER DISTRIBUTION IN RESPECT THEREOF, EITHER DIRECTLY OR INDIRECTLY, WHETHER IN CASH OR PROPERTY OR IN OBLIGATIONS OF PARENT OR ANY OF ITS SUBSIDIARIES, EXCEPT FOR
(a) CASH DIVIDENDS PAID BY DOMESTIC BORROWERS OR ANY OF THEIR RESPECTIVE SUBSIDIARIES TO OTHER DOMESTIC BORROWERS OR ANY SUBSIDIARY OF PARENT OR (b) DIVIDENDS OF EACH FOREIGN SUBSIDIARY RATABLY TO EACH SHAREHOLDER OTHER THAN FSHC, PARENT OR ANY OTHER SUBSIDIARY OF PARENT.

          1. LIMITATION ON CONSOLIDATED CAPITAL EXPENDITURES. PRIOR TO THE DATE ON WHICH THE LENDERS HAVE RECEIVED AN AGGREGATE OF $56,000,000 OF PRINCIPAL PREPAYMENTS OF THE TERM LOANS, MAKE OR COMMIT TO MAKE (BY WAY OF THE ACQUISITION OF SECURITIES OF A PERSON OR OTHERWISE) ANY CONSOLIDATED CAPITAL EXPENDITURE, EXCEPT IN THE AGGREGATE FOR THE PARENT AND ITS CONSOLIDATED SUBSIDIARIES DURING ANY OF THE FISCAL PERIODS OF THE PARENT SET FORTH BELOW, THE AMOUNT SET FORTH OPPOSITE SUCH FISCAL PERIOD BELOW:

                  Fiscal Period                      Amount
                  -------------                      ------
                  Closing Date through
                    February, 1996                   $ 5,000,000
                  Year Ending February, 1997         $10,000,000
                  Year Ending January, 1998          $15,000,000
                  Quarter Ending April, 1998         $ 3,750,000


          2. LIMITATION ON GUARANTEE OBLIGATIONS, INVESTMENTS, TERM LOANS AND ADVANCES. MAKE ANY ADVANCE, LOAN, EXTENSION OF CREDIT OR CAPITAL CONTRIBUTION TO, OR PURCHASE ANY STOCK, BONDS, NOTES, DEBENTURES OR OTHER SECURITIES OF OR ANY ASSETS CONSTITUTING A BUSINESS UNIT OF, OR MAKE ANY OTHER INVESTMENT IN ANY PERSON, OR CREATE, INCUR, ASSUME OR SUFFER TO EXIST ANY GUARANTEE OBLIGATION, EXCEPT :


                    1. THE ENDORSEMENT OF INSTRUMENTS FOR COLLECTION OR DEPOSIT
               IN THE ORDINARY COURSE OF BUSINESS;

                    2. INVESTMENTS IN CASH EQUIVALENTS AND THE SECURITIES LISTED
               ON OMNIBUS SCHEDULE 14 HERETO AND THE GUARANTEE OBLIGATIONS LISTED ON OMNIBUS SCHEDULE 14 (SUBJECT TO THE LIMITATION IN SUBSECTION 7.7(d)) AND RENEWALS AND EXTENSIONS OF SUCH GUARANTEE OBLIGATIONS;

                    3. INVESTMENTS OR GUARANTEE OBLIGATIONS BY ANY DOMESTIC
               BORROWER IN, OR OF, ANY OTHER DOMESTIC BORROWER, DOMESTIC SUBSIDIARY (OTHER THAN AN INACTIVE RETAIL STORE SUBSIDIARY) OR ANY FINANCING SUBSIDIARY, AND INVESTMENTS OR GUARANTEE OBLIGATIONS BY ANY DOMESTIC SUBSIDIARY IN, OR OF, ANY DOMESTIC BORROWER, ANY OTHER DOMESTIC SUBSIDIARY (OTHER THAN AN INACTIVE RETAIL STORE SUBSIDIARY) OR ANY FINANCING SUBSIDIARY;

                    4. GUARANTEE OBLIGATIONS OF PARENT OF SHORT-TERM
               INDEBTEDNESS OF FOREIGN SUBSIDIARIES INCURRED FOR WORKING CAPITAL PURPOSES IN AN AGGREGATE AMOUNT NOT TO EXCEED $20,000,000, PROVIDED THAT ANY SUCH GUARANTEE OBLIGATIONS SHALL BE ONLY A GUARANTEE OF COLLECTION;

                    5. INVESTMENTS BY ANY FOREIGN SUBSIDIARY IN ANY OTHER
               FOREIGN SUBSIDIARY;

                    6. INVESTMENTS IN NEW RETAIL STORE SUBSIDIARIES, PROVIDED
               THAT THE PROVISIONS OF SUBSECTION 6.9(b) ARE SATISFIED;

                    7. EXISTING INVESTMENTS IN MANUFACTURING JOINT VENTURES THAT
               DO NOT CONSTITUTE SUBSIDIARIES OF PARENT IN AN AGGREGATE AMOUNT OF $20 MILLION;

                    8. INVESTMENTS AFTER THE CLOSING DATE IN JOINT VENTURES THAT
               DO NOT CONSTITUTE SUBSIDIARIES OF PARENT IN AN AMOUNT EQUAL TO
               (i) THE NONCASH INVESTMENT OF COSTS PREVIOUSLY CAPITALIZED AS "OTHER ASSETS" OR "PREPAID EXPENSES" ATTRIBUTABLE TO THE CREATION OR DEVELOPMENT OF JOINT VENTURE CONCEPTS AND (ii) CASH INVESTMENTS BY PARENT OR ANY OF ITS SUBSIDIARIES IN AN AMOUNT NOT TO EXCEED $5,000,000 IN THE AGGREGATE; AND

                    9. INVESTMENTS OF A TYPE NOT DESCRIBED IN THE FOREGOING
               CLAUSES IN AN AGGREGATE AMOUNT AT ANY TIME NOT TO EXCEED $1,000,000.


          3. LIMITATION ON TRANSACTIONS WITH AFFILIATES. ENTER INTO ANY TRANSACTION, INCLUDING, WITHOUT LIMITATION, ANY PURCHASE, SALE, LEASE OR EXCHANGE OF PROPERTY OR THE RENDERING OF ANY SERVICE, WITH ANY AFFILIATE UNLESS SUCH TRANSACTION IS (a) OTHERWISE PERMITTED UNDER THIS AGREEMENT, (b) IN THE ORDINARY COURSE OF THE SUCH LOAN PARTY'S BUSINESS AND (c) UPON FAIR AND REASONABLE TERMS NO LESS FAVORABLE TO SUCH LOAN PARTY THAN IT WOULD OBTAIN IN A COMPARABLE ARM'S LENGTH TRANSACTION WITH A PERSON WHICH IS NOT AN AFFILIATE.


          4. LIMITATION ON CHANGES IN FISCAL YEAR. PERMIT THE FISCAL YEAR OF PARENT TO END ON A DAY OTHER THAN THE SATURDAY CLOSEST TO JANUARY 31.


          5. SWAP TRANSACTIONS. PARENT OR ANY OF ITS SUBSIDIARIES WILL NOT ENTER INTO OR BECOME OR REMAIN OBLIGATED IN RESPECT OF ANY SWAP TRANSACTION OTHER THAN A HEDGE TRANSACTION.

               1. Limitation on Lines of Business. 1. Permit any of Parent or any of its Subsidiaries (excluding the Financing Subsidiaries) to engage in any business if, as a result thereof, the general nature of the business, taken on a Consolidated basis, in which Parent and its Subsidiaries (other than the Financing Subsidiaries) would then be engaged would be substantially changed from the general nature of the business in which Parent and its Subsidiaries (other than the Financing Subsidiaries) are engaged on the Closing Date.

          6. PERMIT ANY OF THE FINANCING SUBSIDIARIES TO ENGAGE IN ANY BUSINESS IF, AS A RESULT THEREOF, THE GENERAL NATURE OF THE BUSINESS, TAKEN AS A WHOLE, IN WHICH THE FINANCING SUBSIDIARIES WOULD THEN BE ENGAGED WOULD BE SUBSTANTIALLY CHANGED FROM THE GENERAL NATURE OF THE BUSINESS IN WHICH THE FINANCING SUBSIDIARIES ARE ENGAGED ON THE CLOSING DATE.




                          SECTION 1. EVENTS OF DEFAULT

          If any of the following events shall occur and be continuing:

                    1. ANY BORROWER SHALL FAIL TO PAY ANY PRINCIPAL OF ANY OF
               ITS TERM LOANS OR REIMBURSEMENT OBLIGATIONS WHEN DUE IN ACCORDANCE WITH THE TERMS THEREOF OR HEREOF; OR ANY BORROWER SHALL FAIL TO PAY ANY INTEREST ON ANY OF ITS TERM LOANS, OR ANY OTHER AMOUNT PAYABLE HEREUNDER, WITHIN FIVE DAYS AFTER ANY SUCH INTEREST OR OTHER AMOUNT BECOMES DUE IN ACCORDANCE WITH THE TERMS THEREOF OR HEREOF (IT BEING UNDERSTOOD AND AGREED, IN EACH CASE, THAT IN EACH CASE A FAILURE TO PAY OCCASIONED BY CONGRESS BLOCKING ANY LOAN PARTY'S BANK ACCOUNT NEVERTHELESS CONSTITUTES A DEFAULT UNDER THIS SECTION); OR

                    2. ANY REPRESENTATION OR WARRANTY MADE BY THE BORROWER OR
               ANY OTHER LOAN PARTY HEREIN OR IN ANY OTHER LOAN DOCUMENT OR WHICH IS CONTAINED IN ANY CERTIFICATE, DOCUMENT OR FINANCIAL OR OTHER STATEMENT FURNISHED BY IT AT ANY TIME UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY SUCH OTHER LOAN DOCUMENT SHALL PROVE TO HAVE BEEN INCORRECT IN ANY MATERIAL RESPECT ON OR AS OF THE DATE MADE; OR

                    3. ANY BORROWER OR ANY OTHER LOAN PARTY SHALL DEFAULT IN THE
               OBSERVANCE OR PERFORMANCE OF ANY AGREEMENT CONTAINED IN SUBSECTIONS 6.9 OR 6.11 OF THIS AGREEMENT, SECTION 5(b)(3) OF THE SHARED STOCK PLEDGE AGREEMENT, SECTION 5(b)(3) OF THE TERM LENDER STOCK PLEDGE AGREEMENT AND SECTION 4.4 OF THE MASTER SECURITY AGREEMENT; OR

                    4. ANY BORROWER OR ANY OTHER LOAN PARTY SHALL DEFAULT IN THE
               OBSERVANCE OR PERFORMANCE OF ANY AGREEMENT CONTAINED IN SECTION 7; OR

                    5. ANY BORROWER OR ANY OTHER LOAN PARTY SHALL DEFAULT IN THE
               OBSERVANCE OR PERFORMANCE OF ANY OTHER AGREEMENT CONTAINED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (OTHER THAN AS PROVIDED IN PARAGRAPHS (a) THROUGH (d) OF THIS SECTION), AND SUCH DEFAULT SHALL CONTINUE UNREMEDIED FOR A PERIOD OF 30 DAYS; PROVIDED, THAT, A DEFAULT IN PERFORMANCE OF SUBSECTION 6.7(c) SHALL NOT CONSTITUTE AN EVENT OF

               DEFAULT IF THE LITIGATION OR PROCEEDING FOR WHICH NOTICE IS NOT PROVIDED RELATES TO A RETAIL STORE SUBSIDIARY AND COULD NOT REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; OR

                    6. ANY BORROWER OR ANY OTHER LOAN PARTY SHALL (i) DEFAULT IN
               ANY PAYMENT OF PRINCIPAL OF OR INTEREST OF ANY INDEBTEDNESS (OTHER THAN THE TERM LOANS OR REIMBURSEMENT OBLIGATIONS) OR IN THE PAYMENT OF ANY GUARANTEE OBLIGATION (OTHER THAN THOSE ARISING UNDER THE OMNIBUS GUARANTEE AGREEMENT), BEYOND THE PERIOD OF GRACE (NOT TO EXCEED 10 DAYS), IF ANY, PROVIDED IN THE INSTRUMENT OR AGREEMENT UNDER WHICH SUCH INDEBTEDNESS OR GUARANTEE OBLIGATION WAS CREATED, IF THE AGGREGATE AMOUNT OF THE INDEBTEDNESS AND/OR GUARANTEE OBLIGATIONS ARISING UNDER SUCH INSTRUMENT OR AGREEMENT UNDER WHICH SUCH DEFAULT OR DEFAULTS SHALL HAVE OCCURRED IS AT LEAST $5,000,000; OR (ii) DEFAULT IN THE OBSERVANCE OR PERFORMANCE OF ANY OTHER AGREEMENT OR CONDITION RELATING TO ANY INDEBTEDNESS OR GUARANTEE OBLIGATION OF AT LEAST $2,000,000 OR CONTAINED IN ANY INSTRUMENT OR AGREEMENT EVIDENCING, SECURING OR RELATING THERETO, OR ANY OTHER EVENT SHALL OCCUR OR CONDITION EXIST, THE EFFECT OF WHICH DEFAULT OR OTHER EVENT OR CONDITION IS TO CAUSE, OR TO PERMIT THE HOLDER OR HOLDERS OF SUCH INDEBTEDNESS OR BENEFICIARY OR BENEFICIARIES OF SUCH GUARANTEE OBLIGATION (OR A TRUSTEE OR AGENT ON BEHALF OF SUCH HOLDER OR HOLDERS OR BENEFICIARY OR BENEFICIARIES) TO CAUSE, WITH THE GIVING OF NOTICE IF REQUIRED, SUCH INDEBTEDNESS TO BECOME DUE PRIOR TO ITS STATED MATURITY OR SUCH GUARANTEE OBLIGATION TO BECOME PAYABLE; PROVIDED, THAT, ANY DEFAULT BY A RETAIL STORE SUBSIDIARY UNDER THIS PARAGRAPH (f) IN CONNECTION WITH THE CLOSING OF THE RETAIL STORE IT OPERATES SHALL NOT CONSTITUTE AN EVENT OF DEFAULT UNLESS SUCH DEFAULT RESULTS IN A MATERIAL ADVERSE EFFECT; OR

                    7. THE FINANCING SUBSIDIARIES SHALL BE UNABLE TO FINANCE UP
               TO $300 MILLION OF ACCOUNTS RECEIVABLE GENERATED BY THE RETAIL STORE SUBSIDIARIES ON TERMS AND CONDITIONS THAT PROVIDE AT ANY TIME NO LESS THAN 75% OF THE FACE AMOUNT OF SUCH ACCOUNTS RECEIVABLE (BEFORE DISCOUNT) TO THE SELLERS OF INVENTORY GIVING RISE TO SUCH ACCOUNTS RECEIVABLE (OR THEIR ASSIGNEES) AND SUCH CONDITION SHALL CONTINUE UNREMEDIED FOR A PERIOD OF 30 CONSECUTIVE DAYS; OR

                    8. (i) ANY BORROWER OR OTHER LOAN PARTY (OTHER THAN A
               MAXIMUM OF TEN RETAIL STORE SUBSIDIARIES EACH OF WHICH OPERATES A SINGLE RETAIL STORE) SHALL TAKE ANY ACTION OR COMMENCE ANY CASE, PROCEEDING OR OTHER ACTION (A) UNDER ANY EXISTING OR FUTURE LAW OF ANY JURISDICTION, DOMESTIC OR FOREIGN, RELATING TO BANKRUPTCY, INSOLVENCY, REORGANIZATION OR RELIEF OF DEBTORS, SEEKING TO HAVE AN ORDER FOR RELIEF ENTERED WITH RESPECT TO IT, OR SEEKING TO ADJUDICATE IT A BANKRUPT OR

               INSOLVENT, OR SEEKING REORGANIZATION, ARRANGEMENT, ADJUSTMENT, WINDING UP, LIQUIDATION, DISSOLUTION, COMPOSITION OR OTHER RELIEF WITH RESPECT TO IT OR ITS DEBTS, OR (B) SEEKING APPOINTMENT OF A RECEIVER, TRUSTEE, CUSTODIAN, CONSERVATOR OR OTHER SIMILAR OFFICIAL FOR IT OR FOR ALL OR ANY SUBSTANTIAL PART OF ITS ASSETS, OR ANY BORROWER OR ANY OTHER LOAN PARTY (OTHER THAN A MAXIMUM OF TEN RETAIL STORE SUBSIDIARIES EACH OF WHICH OPERATES A SINGLE RETAIL STORE) SHALL MAKE A GENERAL ASSIGNMENT FOR THE BENEFIT OF ITS CREDITORS; OR (ii) THERE SHALL BE COMMENCED AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY (OTHER THAN A MAXIMUM OF TEN RETAIL STORE SUBSIDIARIES EACH OF WHICH OPERATES A SINGLE RETAIL STORE) ANY CASE, PROCEEDING OR OTHER ACTION OF A NATURE REFERRED TO IN CLAUSE (i) ABOVE WHICH (A) RESULTS IN THE ENTRY OF AN ORDER FOR RELIEF OR ANY SUCH ADJUDICATION OR APPOINTMENT OR (B) REMAINS UNDISMISSED, UNDISCHARGED OR UNBONDED FOR A PERIOD OF 60 DAYS; OR
               (iii) THERE SHALL BE COMMENCED AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY (OTHER THAN A MAXIMUM OF TEN RETAIL STORE SUBSIDIARIES EACH OF WHICH OPERATES A SINGLE RETAIL STORE) ANY CASE, PROCEEDING OR OTHER ACTION SEEKING ISSUANCE OF A WARRANT OF ATTACHMENT, EXECUTION, DISTRAINT OR SIMILAR PROCESS AGAINST ALL OR ANY SUBSTANTIAL PART OF ITS ASSETS WHICH RESULTS IN THE ENTRY OF AN ORDER FOR ANY SUCH RELIEF WHICH SHALL NOT HAVE BEEN VACATED, DISCHARGED, OR STAYED OR BONDED PENDING APPEAL WITHIN 60 DAYS FROM THE ENTRY THEREOF; OR (iv) ANY BORROWER OR ANY OTHER LOAN PARTY (OTHER THAN A MAXIMUM OF TEN RETAIL STORE SUBSIDIARIES EACH OF WHICH OPERATES A SINGLE RETAIL STORE) SHALL TAKE ANY ACTION IN FURTHERANCE OF, OR INDICATING ITS CONSENT TO, APPROVAL OF, OR ACQUIESCENCE IN, ANY OF THE ACTS SET FORTH IN CLAUSE (i),
               (ii), OR (iii) ABOVE; OR (v) ANY BORROWER OR ANY OTHER LOAN PARTY (OTHER THAN A MAXIMUM OF TEN RETAIL STORE SUBSIDIARIES EACH OF WHICH OPERATES A SINGLE RETAIL STORE) SHALL GENERALLY NOT, OR SHALL BE UNABLE TO, OR SHALL ADMIT IN WRITING ITS INABILITY TO, PAY ITS DEBTS AS THEY BECOME DUE; PROVIDED, THAT, ANY DEFAULT BY A RETAIL STORE SUBSIDIARY UNDER THIS PARAGRAPH (h) IN CONNECTION WITH THE CLOSING OF THE RETAIL STORE IT OPERATES SHALL NOT CONSTITUTE AN EVENT OF DEFAULT UNLESS SUCH DEFAULT RESULTS IN A MATERIAL ADVERSE EFFECT; OR

                    9. (i) ANY BORROWER OR OTHER COMMONLY CONTROLLED ENTITY, OR
               ANY OFFICER OR DIRECTOR THEREOF SHALL ENGAGE IN ANY "PROHIBITED TRANSACTION" (AS DEFINED IN SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE) INVOLVING ANY PLAN, (ii) ANY "ACCUMULATED FUNDING DEFICIENCY" (AS DEFINED IN SECTION 302 OF ERISA), WHETHER OR NOT WAIVED, SHALL EXIST WITH RESPECT TO ANY PLAN OR ANY LIEN IN FAVOR OF THE PBGC OR A PLAN SHALL ARISE ON THE ASSETS OF ANY BORROWER OR ANY COMMONLY CONTROLLED ENTITY (OTHER THAN A RETAIL STORE SUBSIDIARY WHICH OPERATES A SINGLE RETAIL STORE), (iii) A REPORTABLE EVENT SHALL

               OCCUR WITH RESPECT TO, OR PROCEEDINGS SHALL COMMENCE TO HAVE A TRUSTEE APPOINTED, OR A TRUSTEE SHALL BE APPOINTED, TO ADMINISTER OR TO TERMINATE, ANY SINGLE EMPLOYER PLAN, WHICH REPORTABLE EVENT OR COMMENCEMENT OF PROCEEDINGS OR APPOINTMENT OF A TRUSTEE IS, IN THE REASONABLE OPINION OF THE REQUIRED LENDERS, LIKELY TO RESULT IN THE TERMINATION OF SUCH PLAN FOR PURPOSES OF TITLE IV OF ERISA, (iv) ANY SINGLE EMPLOYER PLAN SHALL TERMINATE FOR PURPOSES OF TITLE IV OF ERISA, (v) ANY BORROWER OR ANY COMMONLY CONTROLLED ENTITY SHALL, OR IN THE REASONABLE OPINION OF THE REQUIRED LENDERS IS LIKELY TO, INCUR ANY LIABILITY IN CONNECTION WITH A WITHDRAWAL FROM, OR THE INSOLVENCY OR REORGANIZATION OF, A MULTIEMPLOYER PLAN OR (vi) ANY OTHER EVENT OR CONDITION SHALL OCCUR OR EXIST WITH RESPECT TO A PLAN; AND IN EACH CASE IN CLAUSES (i) THROUGH (vi) ABOVE, SUCH EVENT OR CONDITION, TOGETHER WITH ALL OTHER SUCH EVENTS OR CONDITIONS, IF ANY, COULD REASONABLY BE EXPECTED TO HAVE A MATERIAL ADVERSE EFFECT; OR

                    10. (i) ONE OR MORE JUDGMENTS OR DECREES FOR THE PAYMENT OF
               MONEY SHALL BE ENTERED AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY INVOLVING IN ANY ONE CASE A LIABILITY (NOT PAID OR FULLY COVERED BY INSURANCE) OF $500,000 OR MORE, OR IN THE AGGREGATE A LIABILITY (NOT PAID OR FULLY COVERED BY INSURANCE) OF $1,000,000 OR MORE, AND ALL SUCH JUDGMENTS OR DECREES SHALL NOT HAVE BEEN VACATED, DISCHARGED, STAYED OR BONDED PENDING APPEAL WITHIN 30 DAYS FROM THE ENTRY THEREOF; OR (ii) ANY JUDGMENT OTHER THAN FOR THE PAYMENT OF MONEY, OR INJUNCTION, ATTACHMENT, GARNISHMENT OR EXECUTION IS RENDERED AGAINST ANY BORROWER OR ANY OTHER LOAN PARTY OR ANY OF THEIR ASSETS, WHICH JUDGMENT WOULD HAVE A MATERIAL ADVERSE EFFECT; PROVIDED, THAT, ANY DEFAULT BY A RETAIL STORE SUBSIDIARY UNDER THIS PARAGRAPH (j) IN CONNECTION WITH THE CLOSING OF THE RETAIL STORE IT OPERATES SHALL NOT CONSTITUTE AN EVENT OF DEFAULT UNLESS SUCH DEFAULT RESULTS IN A MATERIAL ADVERSE EFFECT; OR

                    11. (i) ANY OF THE SECURITY DOCUMENTS, SHALL CEASE, FOR ANY
               REASON, TO BE IN FULL FORCE AND EFFECT, OR ANY BORROWER OR ANY OTHER LOAN PARTY WHICH IS A PARTY TO ANY OF THE SECURITY DOCUMENTS SHALL SO ASSERT OR (ii) THE LIEN CREATED BY ANY OF THE SECURITY DOCUMENTS SHALL CEASE TO BE ENFORCEABLE AND OF THE SAME EFFECT AND PRIORITY PURPORTED TO BE CREATED THEREBY; OR

                    12. THE GUARANTEE OF ANY LOAN PARTY UNDER THE OMNIBUS
               GUARANTY AGREEMENT SHALL CEASE, FOR ANY REASON, TO BE IN FULL FORCE AND EFFECT OR ANY LOAN PARTY SHALL SO ASSERT; OR

                    13. THE PREPAYMENT L/C OR THE BACK-UP L/C SHALL CEASE TO BE
               IN FULL FORCE AND EFFECT OR ANY DOCUMENTS PRESENTED UNDER EITHER SHALL NOT BE HONORED; OR

                    14. ANY CHANGE IN CONTROL; OR

                    15. A DISPOSITION OF BENSALEM, UNLESS (i) THE AGENT AND EACH
               LENDER RECEIVES 30-DAYS PRIOR WRITTEN NOTICE THEREOF AND (ii) (A) THE CASH CONSIDERATION THEREFOR IS AT LEAST 80% OF THE FAIR MARKET VALUE OF BENSALEM DETERMINED BY REFERENCE TO THE APPRAISAL OF DALEY-HODKIN CORPORATION DATED SEPTEMBER 21, 1995, A COPY OF WHICH WAS PREVIOUSLY DELIVERED TO EACH LENDER OR (B) THE DISPOSITION, WHEN TAKEN AS A WHOLE, IS IN THE BEST INTERESTS OF PARENT AND ITS SUBSIDIARIES AND IS STRUCTURED IN A MANNER THAT PRESERVES THE THEN-EXISTING EQUITY VALUE OF WINKS LANE (OR OTHER OWNER OF BENSALEM) IN SUCH PROPERTY FOR THE BENEFIT OF THE AGENT, AS SECOND MORTGAGEE AND CONGRESS, AS THIRD MORTGAGEE; OR

                    16. THE COLLATERAL AGENT SHALL NOT HAVE RECEIVED WITHIN 15
               DAYS OF THE CLOSING DATE SHARE CERTIFICATES IN THE NAME OF THE COLLATERAL AGENT (OR ITS NOMINEE) REPRESENTING THE SHARES OF EACH PLEDGED FOREIGN SUBSIDIARY, TOGETHER WITH A COPY, CERTIFIED AS TRUE AND CORRECT BY A RESPONSIBLE OFFICER OF SUCH PLEDGED FOREIGN SUBSIDIARY, OF THE REGISTER OF MEMBERS OF SUCH PLEDGED FOREIGN SUBSIDIARY INDICATING THE ENTRY OF THE COLLATERAL AGENT (OR ITS NOMINEE) AS A MEMBER OF THAT PLEDGED FOREIGN SUBSIDIARY IN RESPECT OF THE RELEVANT SHARES SO PLEDGED; OR

                    17. THE COLLATERAL AGENT SHALL NOT HAVE RECEIVED WITHIN 15
               DAYS OF THE CLOSING DATE CERTIFICATES REPRESENTING THE SHARES OF CAPITAL STOCK OF CS INSURANCE LTD. AND AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE SATISFACTORY TO THE AGENT AND THE LENDERS STATING THAT UNDER THE LAWS OF ISLANDS OF BERMUDA THE COLLATERAL AGENT HAS A DULY PERFECTED, FIRST PRIORITY LIEN ON THE SHARES SO PLEDGED; OR

                    18. THE AGENT AND EACH LENDER SHALL NOT HAVE RECEIVED WITHIN
               45 DAYS OF THE CLOSING DATE SATISFACTORY EVIDENCE THAT THE MATTERS LISTED ON OMNIBUS SCHEDULE 7 SHALL HAVE BEEN REMEDIED SUCH THAT THOSE SUBSIDIARIES OF PARENT THAT WERE NOT IN GOOD STANDING IN THEIR JURISDICTION OF INCORPORATION AS OF THE CLOSING DATE ARE IN GOOD STANDING AS OF THE DATE 45 DAYS AFTER THE CLOSING DATE;

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of paragraph (h) of this Section with respect to any Borrower or any other Loan Party Store), automatically the Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement shall immediately become due and payable, and (B) if such event is any other Event of Default, with the consent of the Required Lenders, the Agent may, or upon the request of the Required Lenders, the Agent shall, with notice to the Borrowers' Agent, declare the

Term Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable, provided, that, thirty days after the occurrence and continuation of an unwaived Event of Default specified in paragraphs (a), (f)(ii) (but only if the relevant Indebtedness or Guarantee was at least $10,000,000), (g), (h), (j) (but only if the amount involved is $10,000,000 or more) and (m) any Original Lender may declare its Term Loans hereunder (with accrued interest thereon) and all other amounts owing to such Original Lender under this Agreement to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived.

                              SECTION 2. THE AGENT

               1. APPOINTMENT. 1. EACH LENDER HEREBY IRREVOCABLY DESIGNATES AND APPOINTS THE AGENT AS THE AGENT OF SUCH LENDER UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND EACH SUCH LENDER IRREVOCABLY AUTHORIZES THE AGENT, IN SUCH CAPACITY, TO TAKE SUCH ACTION ON ITS BEHALF UNDER THE PROVISIONS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AND TO EXERCISE SUCH POWERS AND PERFORM SUCH DUTIES AS ARE EXPRESSLY DELEGATED TO THE AGENT BY THE TERMS OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH SUCH OTHER POWERS AS ARE REASONABLY INCIDENTAL THERETO INCLUDING EXECUTING THE INTERCREDITOR AGREEMENTS AND ACTING AS "BANK AGENT" UNDER THE TERM LENDER INTERCREDITOR AGREEMENT AND "BANK GROUP AGENT" UNDER THE CONGRESS INTERCREDITOR AGREEMENT, PROVIDED THAT IN ACTING IN SUCH CAPACITIES UNDER THE INTERCREDITOR AGREEMENTS, RESPECTIVELY, THE AGENT SHALL NOT CONSENT TO THE RELEASE OF COLLATERAL (UNLESS REQUIRED BY THE TERMS OF THE INTERCREDITOR AGREEMENTS) OR AN AMENDMENT, MODIFICATION OR WAIVER OF THE PROVISIONS OF THE INTERCREDITOR AGREEMENTS, IN EACH CASE, WITHOUT THE CONSENT OF ALL ORIGINAL LENDERS AND REQUIRED LENDERS, PROVIDED FURTHER, THAT, THE AGENT'S CONSENT (OR THE SATISFACTION OF CONDITIONS PRECEDENT TO ITS DEEMED CONSENT) PURSUANT TO SUBSECTION 7.4(c)(v) SHALL REQUIRE THE ACKNOWLEDGMENT OR CONSENT OF ALL ORIGINAL LENDERS AND REQUIRED LENDERS, AND THE AGENT SHALL NOT OTHERWISE RELEASE THE LIENS UNDER THE LENDER BENSALEM MORTGAGE WITHOUT THE CONSENT OF ALL ORIGINAL LENDERS AND REQUIRED LENDERS. NOTWITHSTANDING ANY PROVISION TO THE CONTRARY ELSEWHERE IN THIS AGREEMENT, THE AGENT SHALL NOT HAVE ANY DUTIES OR RESPONSIBILITIES, EXCEPT THOSE EXPRESSLY SET FORTH HEREIN, OR ANY FIDUCIARY RELATIONSHIP WITH ANY LENDER, AND NO IMPLIED COVENANTS, FUNCTIONS, RESPONSIBILITIES, DUTIES, OBLIGATIONS OR LIABILITIES SHALL BE READ INTO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR OTHERWISE EXIST AGAINST THE AGENT.

         1. DELEGATION OF DUTIES. THE AGENT MAY EXECUTE ANY OF ITS DUTIES UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY OR THROUGH AGENTS OR ATTORNEYS IN FACT AND SHALL BE ENTITLED TO ADVICE OF COUNSEL CONCERNING ALL MATTERS PERTAINING TO SUCH DUTIES. THE

AGENT SHALL NOT BE RESPONSIBLE FOR THE NEGLIGENCE OR MISCONDUCT OF ANY AGENTS OR ATTORNEYS IN FACT SELECTED BY IT WITH REASONABLE CARE.

         2. EXCULPATORY PROVISIONS. NEITHER THE AGENT NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS IN FACT OR AFFILIATES SHALL BE (i) LIABLE FOR ANY ACTION LAWFULLY TAKEN OR OMITTED TO BE TAKEN BY IT OR SUCH PERSON UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT (EXCEPT FOR ITS OR SUCH PERSON'S OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT) OR (ii) RESPONSIBLE IN ANY MANNER TO ANY OF THE LENDERS FOR ANY RECITALS, STATEMENTS, REPRESENTATIONS OR WARRANTIES MADE BY ANY BORROWER OR ANY OFFICER THEREOF CONTAINED IN THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR IN ANY CERTIFICATE, REPORT, STATEMENT OR OTHER DOCUMENT REFERRED TO OR PROVIDED FOR IN, OR RECEIVED BY EACH AGENT UNDER OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR THE VALUE, VALIDITY, EFFECTIVENESS, GENUINENESS, ENFORCEABILITY OR SUFFICIENCY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR ANY FAILURE OF ANY BORROWER TO PERFORM THEIR OBLIGATIONS HEREUNDER OR THEREUNDER. THE AGENT SHALL NOT BE UNDER ANY OBLIGATION TO ANY LENDER TO ASCERTAIN OR TO INQUIRE AS TO THE OBSERVANCE OR PERFORMANCE OF ANY OF THE AGREEMENTS CONTAINED IN, OR CONDITIONS OF, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR TO INSPECT THE PROPERTIES, BOOKS OR RECORDS OF ANY BORROWER.

         3. RELIANCE BY AGENT. THE AGENT SHALL BE ENTITLED TO RELY, AND SHALL BE FULLY PROTECTED IN RELYING, UPON ANY TERM NOTE, WRITING, RESOLUTION, NOTICE, CONSENT, CERTIFICATE, AFFIDAVIT, LETTER, TELECOPY, TELEX OR TELETYPE MESSAGE, STATEMENT, ORDER OR OTHER DOCUMENT OR CONVERSATION BELIEVED BY IT TO BE GENUINE AND CORRECT AND TO HAVE BEEN SIGNED, SENT OR MADE BY THE PROPER PERSON OR PERSONS AND UPON ADVICE AND STATEMENTS OF LEGAL COUNSEL (INCLUDING, WITHOUT LIMITATION, COUNSEL TO THE BORROWERS), INDEPENDENT ACCOUNTANTS AND OTHER EXPERTS SELECTED BY THE AGENT. THE AGENT MAY DEEM AND TREAT THE PAYEE OF ANY NOTE AS THE OWNER THEREOF FOR ALL PURPOSES UNLESS A WRITTEN NOTICE OF ASSIGNMENT, NEGOTIATION OR TRANSFER THEREOF SHALL HAVE BEEN FILED WITH THE AGENT. THE AGENT SHALL BE FULLY JUSTIFIED IN FAILING OR REFUSING TO TAKE ANY ACTION UNDER THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT UNLESS IT SHALL FIRST RECEIVE SUCH ADVICE OR CONCURRENCE OF THE REQUIRED LENDERS AS IT DEEMS APPROPRIATE OR IT SHALL FIRST BE INDEMNIFIED TO ITS SATISFACTION BY THE LENDERS AGAINST ANY AND ALL LIABILITY AND EXPENSE WHICH MAY BE INCURRED BY IT BY REASON OF TAKING OR CONTINUING TO TAKE ANY SUCH ACTION. THE AGENT SHALL IN ALL CASES BE FULLY PROTECTED IN ACTING, OR IN REFRAINING FROM ACTING, UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS IN ACCORDANCE WITH A REQUEST OF THE REQUIRED LENDERS, AND SUCH REQUEST AND ANY ACTION TAKEN OR FAILURE TO ACT PURSUANT THERETO SHALL BE BINDING UPON ALL THE LENDERS AND ALL FUTURE HOLDERS OF THE TERM LOANS.

         4. NOTICE OF DEFAULT. THE AGENT SHALL NOT BE DEEMED TO HAVE KNOWLEDGE OR NOTICE OF THE OCCURRENCE OF ANY DEFAULT OR EVENT OF DEFAULT HEREUNDER UNLESS THE AGENT HAS RECEIVED NOTICE FROM A LENDER OR ANY BORROWER REFERRING TO THIS AGREEMENT, DESCRIBING SUCH DEFAULT OR EVENT OF DEFAULT AND STATING THAT SUCH NOTICE IS A "NOTICE OF DEFAULT". IN THE EVENT THAT THE AGENT RECEIVES SUCH A NOTICE, THE AGENT SHALL PROMPTLY GIVE NOTICE THEREOF

TO THE LENDERS. THE AGENT SHALL TAKE SUCH ACTION WITH RESPECT TO SUCH DEFAULT OR EVENT OF DEFAULT AS SHALL BE REASONABLY DIRECTED BY THE REQUIRED LENDERS; PROVIDED THAT UNLESS AND UNTIL THE AGENT SHALL HAVE RECEIVED SUCH DIRECTIONS, THE AGENT MAY (BUT SHALL NOT BE OBLIGATED TO) TAKE SUCH ACTION, OR REFRAIN FROM TAKING SUCH ACTION, WITH RESPECT TO SUCH DEFAULT OR EVENT OF DEFAULT AS IT SHALL DEEM ADVISABLE IN THE BEST INTERESTS OF THE LENDERS.

         5. NON RELIANCE ON AGENT AND OTHER LENDERS. EACH LENDER EXPRESSLY ACKNOWLEDGES THAT NEITHER THE AGENT NOR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS IN FACT OR AFFILIATES HAS MADE ANY REPRESENTATIONS OR WARRANTIES TO IT AND THAT NO ACT BY THE AGENT HEREINAFTER TAKEN, INCLUDING ANY REVIEW OF THE AFFAIRS OF THE BORROWERS, SHALL BE DEEMED TO CONSTITUTE ANY REPRESENTATION OR WARRANTY BY THE AGENT TO ANY LENDER. EACH LENDER REPRESENTS TO THE AGENT THAT IT HAS, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE AGENT OR ANY OTHER LENDER, AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT HAS DEEMED APPROPRIATE, MADE ITS OWN APPRAISAL OF AND INVESTIGATION INTO THE BUSINESS, OPERATIONS, PROPERTY, FINANCIAL AND OTHER CONDITION AND CREDITWORTHINESS OF THE BORROWERS AND MADE ITS OWN DECISION TO MAKE ITS TERM LOANS HEREUNDER AND ENTER INTO THIS AGREEMENT. EACH LENDER ALSO REPRESENTS THAT IT WILL, INDEPENDENTLY AND WITHOUT RELIANCE UPON THE AGENT OR ANY OTHER LENDER, AND BASED ON SUCH DOCUMENTS AND INFORMATION AS IT SHALL DEEM APPROPRIATE AT THE TIME, CONTINUE TO MAKE ITS OWN CREDIT ANALYSIS, APPRAISALS AND DECISIONS IN TAKING OR NOT TAKING ACTION UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND TO MAKE SUCH INVESTIGATION AS IT DEEMS NECESSARY TO INFORM ITSELF AS TO THE BUSINESS, OPERATIONS, PROPERTY, FINANCIAL AND OTHER CONDITION AND CREDITWORTHINESS OF THE BORROWERS. EXCEPT FOR NOTICES, REPORTS AND OTHER DOCUMENTS EXPRESSLY REQUIRED TO BE FURNISHED TO THE LENDERS BY THE AGENT HEREUNDER, THE AGENT SHALL NOT HAVE ANY DUTY OR RESPONSIBILITY TO PROVIDE ANY LENDER WITH ANY CREDIT OR OTHER INFORMATION CONCERNING THE BUSINESS, OPERATIONS, PROPERTY, CONDITION (FINANCIAL OR OTHERWISE), PROSPECTS OR CREDITWORTHINESS OF THE BORROWERS WHICH MAY COME INTO THE POSSESSION OF THE AGENT OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ATTORNEYS IN FACT OR AFFILIATES.

         6. INDEMNIFICATION. EACH LENDER AGREES TO INDEMNIFY THE AGENT, IN ITS CAPACITY AS SUCH (TO THE EXTENT NOT REIMBURSED BY THE BORROWERS AND WITHOUT LIMITING THE OBLIGATION OF THE BORROWERS TO DO SO), FROM AND AGAINST ANY AND ALL LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND WHATSOEVER WHICH MAY AT ANY TIME (INCLUDING, WITHOUT LIMITATION, AT ANY TIME FOLLOWING THE PAYMENT OF THE TERM LOANS AND THE OTHER BANK OBLIGATIONS) BE IMPOSED ON, INCURRED BY OR ASSERTED AGAINST THE AGENT IN ANY WAY RELATING TO OR ARISING OUT OF, THIS AGREEMENT, ANY OF THE OTHER LOAN DOCUMENTS OR ANY DOCUMENTS CONTEMPLATED BY OR REFERRED TO HEREIN OR THEREIN OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY OR ANY ACTION TAKEN OR OMITTED BY THE AGENT UNDER OR IN CONNECTION WITH ANY OF THE FOREGOING; PROVIDED THAT NO LENDER SHALL BE LIABLE FOR THE PAYMENT OF ANY PORTION OF SUCH LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS RESULTING SOLELY FROM THE AGENT'S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT. THE OBLIGATION OF EACH LENDER UNDER THIS SUBSECTION IS RATABLE ACCORDING TO ITS TERM LOAN

PERCENTAGE ON THE DATE ON WHICH INDEMNIFICATION IS SOUGHT, PROVIDED THAT IF INDEMNIFICATION IS SOUGHT WITH RESPECT TO MATTERS INVOLVING SECTION 2.10, SUCH INDEMNIFICATION WOULD BE THE SOLE OBLIGATION OF THE LENDER ON WHOSE ACCOUNT SUCH LIABILITY WAS INCURRED. THE AGREEMENTS IN THIS SUBSECTION SHALL SURVIVE THE PAYMENT OF THE TERM LOANS AND ALL OTHER BANK OBLIGATIONS PAYABLE HEREUNDER.

         7. AGENT AND LENDERS IN THEIR INDIVIDUAL CAPACITY. THE AGENT AND ANY LENDER AND THEIR RESPECTIVE AFFILIATES MAY MAKE LOANS TO, ACCEPT DEPOSITS FROM AND GENERALLY ENGAGE IN ANY KIND OF BUSINESS WITH THE BORROWERS AS THOUGH THE AGENT WERE NOT AN AGENT AND THE LENDER NOT A LENDER HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS. WITH RESPECT TO ITS TERM LOANS AND LETTERS OF CREDIT, THE AGENT SHALL HAVE THE SAME RIGHTS AND POWERS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS AS ANY LENDER AND MAY EXERCISE THE SAME AS THOUGH IT WERE NOT THE AGENT, AND THE TERMS "LENDER" AND "LENDERS" SHALL INCLUDE THE AGENT IN ITS INDIVIDUAL CAPACITY.

         8. SUCCESSOR AGENT. THE AGENT UNDER THIS AGREEMENT MAY RESIGN AS AGENT UPON ONE DAY NOTICE TO THE LENDERS, WHICH RESIGNATION SHALL BECOME EFFECTIVE UPON THE EARLIER OF THE DATE (a) TEN DAYS AFTER THE GIVING OF SUCH NOTICE AND
(b) THE APPOINTMENT OF A SUCCESSOR AGENT PURSUANT TO THE FOLLOWING SENTENCE. IF THE AGENT SHALL RESIGN AS AGENT UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, THEN THE REQUIRED LENDERS SHALL APPOINT FROM AMONG THE LENDERS A SUCCESSOR AGENT FOR THE LENDERS, WHEREUPON SUCH SUCCESSOR AGENT SHALL SUCCEED TO THE RIGHTS, POWERS AND DUTIES OF THE AGENT, AND THE TERM "AGENT" SHALL MEAN SUCH SUCCESSOR AGENT EFFECTIVE UPON SUCH APPOINTMENT AND APPROVAL, AND THE FORMER AGENT'S RIGHTS, POWERS AND DUTIES AS AGENT SHALL BE TERMINATED, WITHOUT ANY OTHER OR FURTHER ACT OR DEED ON THE PART OF SUCH FORMER AGENT OR ANY OF THE PARTIES TO THIS AGREEMENT OR ANY HOLDERS OF THE TERM LOANS. AFTER ANY RETIRING AGENT'S RESIGNATION AS AGENT, THE PROVISIONS OF THIS SECTION 9 SHALL INURE TO ITS BENEFIT AS TO ANY ACTIONS TAKEN OR OMITTED TO BE TAKEN BY IT WHILE IT WAS AGENT UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                            SECTION 3. MISCELLANEOUS

         1. AMENDMENTS AND WAIVERS. NEITHER THIS AGREEMENT NOR ANY OTHER LOAN DOCUMENT, NOR ANY TERMS HEREOF OR THEREOF MAY BE AMENDED, SUPPLEMENTED OR MODIFIED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF THIS SUBSECTION. THE REQUIRED LENDERS MAY, OR, WITH THE WRITTEN CONSENT OF THE REQUIRED LENDERS, THE AGENT MAY, FROM TIME TO TIME, (a) ENTER INTO WRITTEN AMENDMENTS, SUPPLEMENTS OR MODIFICATIONS TO THE LOAN DOCUMENTS FOR THE PURPOSE OF ADDING ANY PROVISIONS TO THE LOAN DOCUMENTS OR CHANGING IN ANY MANNER THE RIGHTS OF THE AGENT, THE LENDERS OR OF ANY LOAN PARTY HEREUNDER OR THEREUNDER OR (b) WAIVE, ON SUCH TERMS AND CONDITIONS AS THE REQUIRED LENDERS OR THE AGENT, AS THE CASE MAY BE, MAY SPECIFY IN SUCH INSTRUMENT, ANY OF THE REQUIREMENTS OF THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS OR ANY DEFAULT OR EVENT OF DEFAULT AND ITS CONSEQUENCES; PROVIDED, HOWEVER, THAT NO SUCH WAIVER AND NO SUCH AMENDMENT, SUPPLEMENT OR MODIFICATION SHALL (i) REDUCE THE AMOUNT OR EXTEND THE DATE ANY PAYMENT IS DUE UNDER ANY TERM LOAN OR IN RESPECT OF ANY AMOUNT PAYABLE UNDER SUBSECTION 3.2(d), REDUCE THE STATED RATE OF ANY INTEREST OR FEE PAYABLE HEREUNDER OR EXTEND THE SCHEDULED DATE OF ANY PAYMENT THEREOF, IN EACH CASE WITHOUT THE CONSENT OF EACH LENDER AFFECTED THEREBY; (ii) AMEND, MODIFY OR WAIVE ANY PROVISION OF THIS SUBSECTION, REDUCE THE PERCENTAGE SPECIFIED IN THE DEFINITION OF REQUIRED LENDERS, CONSENT TO THE ASSIGNMENT OR TRANSFER BY ANY BORROWER OR ANY OTHER LOAN PARTY OF, OR RELEASE ANY BORROWER OR ANY OTHER LOAN PARTY FROM, ANY OF ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT OR THE OTHER LOAN DOCUMENTS, IN EACH CASE WITHOUT THE CONSENT OF ALL LENDERS; (iii) (A) AMEND OR MODIFY ANY PROVISION OF SECTION 3 OR 8, OR ANY PROVISIONS OF SUBSECTIONS 2.5, 2.6, 2.10, 6.9, 6.11, 7.1, 7.2(b) AND (c), 7.3(F), 7.4, 9.1 (ONLY TO THE EXTENT SUCH AMENDMENT OR MODIFICATION RELATES TO THE PROVISOS IN SUCH SUBSECTION 9.1) OR 10.7, OR (B) WAIVE A DEFAULT ARISING UNDER SUBSECTIONS 8(a), (b), (d) (BUT ONLY TO THE EXTENT SUCH DEFAULT ARISES UNDER SUBSECTION 7.1, 7.2(b) OR (c), 7.3(f) OR 7.4),
(f)(ii), (g), (h), (k), (l), OR (m), IN EACH CASE WITHOUT THE WRITTEN CONSENT OF ALL THE ORIGINAL LENDERS AND REQUIRED LENDERS, OR (iv) AMEND, MODIFY OR WAIVE ANY PROVISION OF SECTION 9 OR SUBSECTION 10.5 WITHOUT THE WRITTEN CONSENT OF THE THEN AGENT. ANY SUCH WAIVER AND ANY SUCH AMENDMENT, SUPPLEMENT OR MODIFICATION SHALL APPLY EQUALLY TO EACH OF THE LENDERS AND SHALL BE BINDING UPON THE BORROWERS, THE OTHER LOAN PARTIES, THE LENDERS, THE AGENT AND ALL FUTURE HOLDERS OF THE RIGHT TO PAYMENT OF THE BANK OBLIGATIONS. IN THE CASE OF ANY WAIVER, EACH BORROWER, THE OTHER LOAN PARTIES, THE LENDERS AND THE AGENT SHALL BE RESTORED TO THEIR FORMER POSITIONS AND RIGHTS HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS, AND ANY DEFAULT OR EVENT OF DEFAULT WAIVED SHALL BE DEEMED TO BE CURED AND NOT CONTINUING; NO SUCH WAIVER SHALL EXTEND TO ANY SUBSEQUENT OR OTHER DEFAULT OR EVENT OF DEFAULT OR IMPAIR ANY RIGHT CONSEQUENT THEREON.

         2. NOTICES. ALL NOTICES, REQUESTS AND DEMANDS TO OR UPON THE RESPECTIVE PARTIES HERETO TO BE EFFECTIVE SHALL BE IN WRITING (INCLUDING BY FACSIMILE TRANSMISSION) AND, UNLESS OTHERWISE EXPRESSLY PROVIDED HEREIN, SHALL BE DEEMED TO HAVE BEEN DULY GIVEN OR MADE (a) IN THE CASE OF DELIVERY BY HAND, WHEN DELIVERED, (b) IN THE CASE OF DELIVERY BY MAIL, THREE DAYS AFTER BEING DEPOSITED IN THE MAILS, POSTAGE PREPAID, OR (c) IN THE CASE OF DELIVERY

BY FACSIMILE TRANSMISSION, WHEN SENT AND RECEIPT HAS BEEN CONFIRMED, ADDRESSED TO BORROWERS' AGENT IN THE CASE OF ANY LOAN PARTY AND THE AGENT, AS FOLLOWS AND AS SET FORTH ON THE SIGNATURE PAGES HEREOF IN THE CASE OF THE LENDERS, OR TO SUCH OTHER ADDRESS AS MAY BE HEREAFTER NOTIFIED BY THE RESPECTIVE PARTIES
HERETO:

   Any Borrower:  Charming Shoppes of Delaware, Inc.
                  450 Winks Lane
                  Bensalem, Pennsylvania 19020
                  Attention: Ivan Szeftel
                  Fax: (215) 638-6759

                  with a copy to: Colin Stern, Esq.
                         Charming Shoppes, Inc.
                         450 Winks Lane
                         Bensalem, Pennsylvania 19020
                         Fax: (215) 638-6648

    The Agent:    Chemical Bank
                  270 Park Avenue
                  New York, New York  10017
                  Attention: William Caggiano
                  Fax: (212) 972-0009

         3. NO WAIVER; CUMULATIVE REMEDIES. NO FAILURE TO EXERCISE AND NO DELAY IN EXERCISING, ON THE PART OF THE AGENT OR ANY LENDER, ANY RIGHT, REMEDY, POWER OR PRIVILEGE HEREUNDER OR UNDER THE OTHER LOAN DOCUMENTS SHALL OPERATE AS A WAIVER THEREOF; NOR SHALL ANY SINGLE OR PARTIAL EXERCISE OF ANY RIGHT, REMEDY, POWER OR PRIVILEGE HEREUNDER PRECLUDE ANY OTHER OR FURTHER EXERCISE THEREOF OR THE EXERCISE OF ANY OTHER RIGHT, REMEDY, POWER OR PRIVILEGE. THE RIGHTS, REMEDIES, POWERS AND PRIVILEGES HEREIN PROVIDED ARE CUMULATIVE AND NOT EXCLUSIVE OF ANY RIGHTS, REMEDIES, POWERS AND PRIVILEGES PROVIDED BY LAW.

         4. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. ALL REPRESENTATIONS AND WARRANTIES MADE HEREUNDER, IN THE OTHER LOAN DOCUMENTS AND IN ANY DOCUMENT, CERTIFICATE OR STATEMENT DELIVERED PURSUANT HERETO OR IN CONNECTION HEREWITH SHALL SURVIVE UNTIL THE TERM LOANS HAVE BEEN PAID IN FULL.

         5. PAYMENT OF EXPENSES AND TAXES. THE BORROWER AGREES (a) TO PAY OR REIMBURSE THE AGENT AND ANY LENDER FOR ALL THEIR OUT OF POCKET COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE DEVELOPMENT, PREPARATION AND EXECUTION OF, AND ANY AMENDMENT, SUPPLEMENT OR MODIFICATION TO, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE TERM LENDER INTERCREDITOR AGREEMENT AND ANY OTHER DOCUMENTS PREPARED IN

CONNECTION HEREWITH AND THEREWITH, AND THE CONSUMMATION OF THE TRANSACTIONS CONTEMPLATED HEREBY AND THEREBY, WHETHER INCURRED BEFORE OR AFTER THE CLOSING DATE, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL (INCLUDING THE ALLOCATED FEES AND EXPENSES OF IN-HOUSE COUNSEL) TO EACH LENDER AND OF COUNSEL TO THE AGENT, (b) TO PAY OR REIMBURSE EACH LENDER AND THE AGENT FOR ALL ITS COSTS AND EXPENSES INCURRED IN CONNECTION WITH THE JUDICIAL OR NON-JUDICIAL ENFORCEMENT, DEFENSE OR PRESERVATION OF ANY RIGHTS UNDER THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE TERM LENDER INTERCREDITOR AGREEMENT AND ANY SUCH OTHER DOCUMENTS (WHETHER BEFORE OR AFTER DEFAULT), INCLUDING, WITHOUT LIMITATION, THE FEES AND DISBURSEMENTS OF COUNSEL (INCLUDING THE ALLOCATED FEES AND EXPENSES OF IN-HOUSE COUNSEL) AND OTHER PROFESSIONALS TO EACH LENDER AND OF COUNSEL TO THE AGENT, (c) TO PAY, INDEMNIFY, AND HOLD EACH LENDER AND THE AGENT HARMLESS FROM, ANY AND ALL RECORDING AND FILING FEES AND ANY AND ALL LIABILITIES WITH RESPECT TO, OR RESULTING FROM ANY DELAY IN PAYING, STAMP, EXCISE AND OTHER TAXES, IF ANY, WHICH MAY BE PAYABLE OR DETERMINED TO BE PAYABLE IN CONNECTION WITH THE EXECUTION AND DELIVERY OF, OR CONSUMMATION OR ADMINISTRATION OF ANY OF THE TRANSACTIONS CONTEMPLATED BY, OR ANY AMENDMENT, SUPPLEMENT OR MODIFICATION OF, OR ANY WAIVER OR CONSENT UNDER OR IN RESPECT OF, THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE TERM LENDER INTERCREDITOR AGREEMENT AND ANY SUCH OTHER DOCUMENTS, (d) TO PAY OR REIMBURSE THE AGENT FOR ALL ITS OUT OF POCKET COSTS AND EXPENSES INCURRED FOLLOWING THE CLOSING DATE IN CONNECTION WITH THE POST-CLOSING DATE ADMINISTRATION OF THE TRANSACTIONS CONTEMPLATED HEREBY AND ATTENDING TO VARIOUS POST-CLOSING DATE MATTERS, INCLUDING, WITHOUT LIMITATION, THE REASONABLE FEES AND DISBURSEMENTS OF COUNSEL TO THE AGENT, AND (e) TO PAY, INDEMNIFY, AND HOLD EACH LENDER AND THE AGENT HARMLESS FROM AND AGAINST ANY AND ALL OTHER LIABILITIES, OBLIGATIONS, LOSSES, DAMAGES, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, EXPENSES OR DISBURSEMENTS OF ANY KIND OR NATURE WHATSOEVER WITH RESPECT TO THE EXECUTION, DELIVERY, ENFORCEMENT, PERFORMANCE AND ADMINISTRATION OF THIS AGREEMENT, THE OTHER LOAN DOCUMENTS, THE TERM LENDER INTERCREDITOR AGREEMENT AND ANY SUCH OTHER DOCUMENTS, INCLUDING, WITHOUT LIMITATION, ANY OF THE FOREGOING RELATING TO THE VIOLATION OF, NONCOMPLIANCE WITH OR LIABILITY UNDER, ANY ENVIRONMENTAL LAW APPLICABLE TO THE OPERATIONS OF THE BORROWER, ANY OF ITS SUBSIDIARIES OR ANY OF THE PROPERTIES (ALL THE FOREGOING IN THIS CLAUSE (e), COLLECTIVELY, THE "INDEMNIFIED LIABILITIES"), PROVIDED, THAT NO BORROWER SHALL HAVE ANY OBLIGATION HEREUNDER TO THE AGENT OR ANY LENDER WITH RESPECT TO INDEMNIFIED LIABILITIES ARISING FROM (i) THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE AGENT OR ANY SUCH LENDER OR (ii) LEGAL PROCEEDINGS COMMENCED AGAINST THE AGENT OR ANY SUCH LENDER BY ANY SECURITY HOLDER OR CREDITOR THEREOF ARISING OUT OF AND BASED UPON RIGHTS AFFORDED ANY SUCH SECURITY HOLDER OR CREDITOR SOLELY IN ITS CAPACITY AS SUCH. THE AGREEMENTS IN THIS SUBSECTION SHALL SURVIVE REPAYMENT OF THE TERM LOANS AND ALL OTHER AMOUNTS PAYABLE HEREUNDER.

               1. Successors and Assigns; Participations and Assignments. 1. This Agreement shall be binding upon and inure to the benefit of the Borrowers, the Lenders, the Agent and their respective successors and assigns, except that no Borrower may assign or transfer any of its rights or obligations under this Agreement without the prior written consent of each Lender.

         6. ANY LENDER MAY, IN THE ORDINARY COURSE OF ITS COMMERCIAL BANKING BUSINESS AND IN ACCORDANCE WITH APPLICABLE LAW, AT ANY TIME SELL TO ONE OR MORE BANKS OR OTHER ENTITIES ("PARTICIPANTS") PARTICIPATING INTERESTS IN ANY TERM LOAN OWING TO SUCH LENDER OR ANY OTHER INTEREST OF SUCH LENDER HEREUNDER AND UNDER THE OTHER LOAN DOCUMENTS, PROVIDED, THAT NO LENDER MAY SELL ANY INTEREST IN ANY BORROWER'S TRANCHE A TERM LOAN WITHOUT ALSO SELLING AN EQUIVALENT PERCENTAGE INTEREST IN SUCH BORROWER'S TRANCHE B TERM LOAN AND VICE VERSA. IN THE EVENT OF ANY SUCH SALE BY A LENDER OF A PARTICIPATING INTEREST TO A PARTICIPANT, SUCH LENDER'S OBLIGATIONS UNDER THIS AGREEMENT TO THE OTHER PARTIES TO THIS AGREEMENT SHALL REMAIN UNCHANGED, SUCH LENDER SHALL REMAIN SOLELY RESPONSIBLE FOR THE PERFORMANCE THEREOF, SUCH LENDER SHALL REMAIN THE HOLDER OF ANY SUCH TERM LOAN FOR ALL PURPOSES UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, AND THE BORROWERS AND THE AGENT SHALL CONTINUE TO DEAL SOLELY AND DIRECTLY WITH SUCH LENDER IN CONNECTION WITH SUCH LENDER'S RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS. EACH BORROWER AGREES THAT IF AMOUNTS OUTSTANDING UNDER THIS AGREEMENT ARE DUE AND UNPAID, OR SHALL HAVE BEEN DECLARED OR SHALL HAVE BECOME DUE AND PAYABLE UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, EACH PARTICIPANT SHALL, TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, BE DEEMED TO HAVE THE RIGHT OF SETOFF IN RESPECT OF ITS PARTICIPATING INTEREST IN AMOUNTS OWING UNDER THIS AGREEMENT TO THE SAME EXTENT AS IF THE AMOUNT OF ITS PARTICIPATING INTEREST WERE OWING DIRECTLY TO IT AS A LENDER UNDER THIS AGREEMENT, PROVIDED THAT, IN PURCHASING SUCH PARTICIPATING INTEREST, SUCH PARTICIPANT SHALL BE DEEMED TO HAVE AGREED TO SHARE WITH THE LENDERS THE PROCEEDS THEREOF AS PROVIDED IN SUBSECTION 10.7(a) AS FULLY AS IF IT WERE A LENDER HEREUNDER. THE BORROWERS ALSO AGREE THAT EACH PARTICIPANT SHALL BE ENTITLED TO THE BENEFITS OF SUBSECTION 2.10 WITH RESPECT TO ITS PARTICIPATION IN THE TERM LOANS OUTSTANDING FROM TIME TO TIME AS IF IT WAS A LENDER; PROVIDED THAT SUCH PARTICIPANT SHALL HAVE COMPLIED WITH THE REQUIREMENTS OF SAID SUBSECTION AND PROVIDED, FURTHER, THAT NO PARTICIPANT SHALL BE ENTITLED TO RECEIVE ANY GREATER AMOUNT PURSUANT TO SUCH SUBSECTION THAN THE TRANSFEROR LENDER WOULD HAVE BEEN ENTITLED TO RECEIVE IN RESPECT OF THE AMOUNT OF THE PARTICIPATION TRANSFERRED BY SUCH TRANSFEROR LENDER TO SUCH PARTICIPANT HAD NO SUCH TRANSFER OCCURRED.

         7. ANY LENDER MAY, IN THE ORDINARY COURSE OF ITS COMMERCIAL BANKING BUSINESS AND IN ACCORDANCE WITH APPLICABLE LAW, AT ANY TIME AND FROM TIME TO TIME ASSIGN TO ANY LENDER OR ANY AFFILIATE THEREOF, OR TO ANY ENTITY HAVING CAPITAL AND SURPLUS OF $100,000,000 (AN "ASSIGNEE") ALL OR ANY PART OF ITS RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS PURSUANT TO AN ASSIGNMENT, SUBSTANTIALLY IN THE FORM OF EXHIBIT S, EXECUTED BY SUCH ASSIGNEE, SUCH ASSIGNING LENDER (AND, IN THE CASE OF AN ASSIGNEE THAT IS NOT THEN A LENDER OR AN AFFILIATE THEREOF, BY THE AGENT) AND DELIVERED TO THE AGENT FOR RECORDING IN THE REGISTER, PROVIDED THAT, IN THE CASE OF ANY ASSIGNMENT NOT TO A LENDER OR ANY AFFILIATE THEREOF, THE SUM OF THE AGGREGATE PRINCIPAL AMOUNT OF THE TERM LOANS BEING ASSIGNED AND, IF SUCH ASSIGNMENT IS OF LESS THAN ALL OF THE RIGHTS AND OBLIGATIONS OF THE ASSIGNING LENDER, THE SUM OF THE AGGREGATE PRINCIPAL AMOUNT OF THE TERM LOANS REMAINING WITH THE ASSIGNING LENDER ARE EACH NOT LESS THAN 10% OF THE AGGREGATE PRINCIPAL AMOUNT OF THE TERM LOANS OF ALL THE LENDERS THEN OUTSTANDING (OR SUCH LESSER AMOUNT AS MAY BE AGREED TO BY THE AGENT) (EXCEPT THAT ANY ORIGINAL LENDER WHOSE INITIAL TERM LOAN

PERCENTAGE IS LESS THAN 10% AS OF THE CLOSING DATE MAY ASSIGN ITS ENTIRE INTEREST WITHOUT REGARD TO THE 10% LIMITATION SET FORTH IN THIS PROVISO); PROVIDED, FURTHER, THAT NO LENDER MAY ASSIGN ANY INTEREST IN ANY BORROWER'S TRANCHE A TERM LOAN WITHOUT ALSO ASSIGNING AN EQUIVALENT PERCENTAGE INTEREST IN SUCH BORROWER'S TRANCHE B TERM LOAN AND VICE VERSA. UPON SUCH EXECUTION, DELIVERY AND RECORDING, FROM AND AFTER THE EFFECTIVE DATE DETERMINED PURSUANT TO SUCH ASSIGNMENT, (x) THE ASSIGNEE THEREUNDER SHALL BE A PARTY HERETO AND, TO THE EXTENT PROVIDED IN SUCH ASSIGNMENT, HAVE THE RIGHTS AND OBLIGATIONS OF A LENDER HEREUNDER WITH TERM LOANS AS SET FORTH THEREIN, AND (y) THE ASSIGNING LENDER THEREUNDER SHALL, TO THE EXTENT PROVIDED IN SUCH ASSIGNMENT, BE RELEASED FROM ITS OBLIGATIONS UNDER THIS AGREEMENT (AND, IN THE CASE OF AN ASSIGNMENT COVERING ALL OR THE REMAINING PORTION OF AN ASSIGNING LENDER'S RIGHTS AND OBLIGATIONS UNDER THIS AGREEMENT, SUCH ASSIGNING LENDER SHALL CEASE TO BE A PARTY HERETO). UNLESS REQUESTED BY THE ASSIGNEE AND/OR THE ASSIGNING LENDER, NEW TERM NOTES SHALL NOT BE REQUIRED TO BE EXECUTED AND DELIVERED BY EACH BORROWER, FOR ANY ASSIGNMENT WHICH OCCURS AT ANY TIME WHEN ANY OF THE EVENTS DESCRIBED IN SECTION 8(g) SHALL HAVE OCCURRED AND BE CONTINUING.

         8. THE AGENT, ON BEHALF OF THE BORROWER, SHALL MAINTAIN AT THE ADDRESS OF THE AGENT REFERRED TO IN SUBSECTION 10.2 A COPY OF EACH ASSIGNMENT DELIVERED TO IT AND A REGISTER (THE "REGISTER") FOR THE RECORDATION OF THE NAMES AND ADDRESSES OF THE LENDERS AND THE PRINCIPAL AMOUNTS OF THE TERM LOANS OWING TO, EACH LENDER FROM TIME TO TIME. THE ENTRIES IN THE REGISTER SHALL BE CONCLUSIVE, IN THE ABSENCE OF MANIFEST ERROR, AND THE BORROWER, THE AGENT AND THE LENDERS MAY (AND, IN THE CASE OF ANY LOAN OR OTHER OBLIGATION HEREUNDER NOT EVIDENCED BY A TERM NOTE, SHALL) TREAT EACH PERSON WHOSE NAME IS RECORDED IN THE REGISTER AS THE OWNER OF A LOAN OR OTHER OBLIGATION HEREUNDER AS THE OWNER THEREOF FOR ALL PURPOSES OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS, NOTWITHSTANDING ANY NOTICE TO THE CONTRARY. ANY ASSIGNMENT OF ANY TERM LOAN OR OTHER OBLIGATION HEREUNDER NOT EVIDENCED BY A TERM NOTE SHALL BE EFFECTIVE ONLY UPON APPROPRIATE ENTRIES WITH RESPECT THERETO BEING MADE IN THE REGISTER. THE REGISTER SHALL BE AVAILABLE FOR INSPECTION BY THE BORROWERS' AGENT OR ANY LENDER AT ANY REASONABLE TIME AND FROM TIME TO TIME UPON REASONABLE PRIOR NOTICE.

         9. UPON ITS RECEIPT OF AN ASSIGNMENT EXECUTED BY AN ASSIGNING LENDER AND AN ASSIGNEE TOGETHER WITH PAYMENT TO THE AGENT OF A REGISTRATION AND PROCESSING FEE OF $2,500, THE AGENT SHALL (i) PROMPTLY ACCEPT SUCH ASSIGNMENT AND (ii) ON THE EFFECTIVE DATE DETERMINED PURSUANT THERETO RECORD THE INFORMATION CONTAINED THEREIN IN THE REGISTER AND GIVE NOTICE OF SUCH ACCEPTANCE AND RECORDATION TO THE LENDERS AND THE BORROWERS' AGENT.

         10. EACH BORROWER AUTHORIZES EACH LENDER TO DISCLOSE TO ANY PARTICIPANT OR ASSIGNEE (EACH, A "TRANSFEREE") AND ANY PROSPECTIVE TRANSFEREE, SUBJECT TO THE PROVISIONS OF SUBSECTION 10.15, ANY AND ALL FINANCIAL INFORMATION IN SUCH LENDER'S POSSESSION CONCERNING THE BORROWERS AND THEIR AFFILIATES WHICH HAS BEEN DELIVERED TO SUCH LENDER BY OR ON BEHALF OF THE BORROWERS PURSUANT TO THIS AGREEMENT OR WHICH HAS BEEN DELIVERED TO

SUCH LENDER BY OR ON BEHALF OF THE BORROWERS IN CONNECTION WITH SUCH LENDER'S CREDIT EVALUATION OF THE BORROWERS AND THEIR AFFILIATES PRIOR TO BECOMING A PARTY TO THIS AGREEMENT.

         (g) For avoidance of doubt, the parties to this Agreement acknowledge that the provisions of this subsection concerning assignments of Term Loans and Term Notes relate only to absolute assignments and that such provisions do not prohibit assignments creating security interests, including, without limitation, any pledge or assignment by a Lender of any Term Loan or Note to any Federal Reserve Bank in accordance with applicable law.

               1. Adjustments; Set off. 1. Notwithstanding any other provision of this Agreement or any of the other Loan Documents, if any Lender (a "benefitted Lender") shall at any time receive any payment of all or part of its aggregate Term Loans, or interest thereon, or receive any collateral in respect thereof (whether voluntarily or involuntarily, by set off, pursuant to events or proceedings of the nature referred to in Section 8(h), or otherwise), in a greater proportion than any such payment to or collateral received by any other Lender, if any, in respect of such other Lender's Term Loans, or interest thereon, such benefitted Lender shall purchase for cash from the other Lenders a participating interest in such portion of each such other Lender's Term Loans, or shall provide such other Lenders with the benefits of any such collateral, or the proceeds thereof, as shall be necessary to cause such benefitted Lender to share the excess payment or benefits of such collateral or proceeds ratably with each of the Lenders; provided, however, that if all or any portion of such excess payment or benefits is thereafter recovered from such benefitted Lender, such purchase shall be rescinded, and the purchase price and benefits returned, to the extent of such recovery, but without interest.

         11. IN ADDITION TO ANY RIGHTS AND REMEDIES OF THE LENDERS PROVIDED BY LAW, EACH LENDER SHALL HAVE THE RIGHT, WITHOUT PRIOR NOTICE TO ANY LOAN PARTY, ANY SUCH NOTICE BEING EXPRESSLY WAIVED BY EACH LOAN PARTY TO THE EXTENT PERMITTED BY APPLICABLE LAW, UPON ANY AMOUNT BECOMING DUE AND PAYABLE BY A LOAN PARTY HEREUNDER (WHETHER AT THE STATED MATURITY, BY ACCELERATION OR OTHERWISE) TO SET OFF AND APPROPRIATE AND APPLY AGAINST SUCH AMOUNT ANY AND ALL DEPOSITS (GENERAL OR SPECIAL, TIME OR DEMAND, PROVISIONAL OR FINAL), IN ANY CURRENCY, AND ANY OTHER CREDITS, INDEBTEDNESS OR CLAIMS, IN ANY CURRENCY, IN EACH CASE WHETHER DIRECT OR INDIRECT, ABSOLUTE OR CONTINGENT, MATURED OR UNMATURED, AT ANY TIME HELD OR OWING BY SUCH LENDER OR ANY BRANCH OR AGENCY THEREOF TO OR FOR THE CREDIT OR THE ACCOUNT OF SUCH LOAN PARTY. EACH LENDER AGREES PROMPTLY TO NOTIFY BORROWERS' AGENT AND THE AGENT AFTER ANY SUCH SET OFF AND APPLICATION MADE BY SUCH LENDER, PROVIDED THAT THE FAILURE TO GIVE SUCH NOTICE SHALL NOT AFFECT THE VALIDITY OF SUCH SET OFF AND APPLICATION.

         12. COUNTERPARTS. THIS AGREEMENT MAY BE EXECUTED BY ONE OR MORE OF THE PARTIES TO THIS AGREEMENT ON ANY NUMBER OF SEPARATE COUNTERPARTS (INCLUDING BY FACSIMILE TRANSMISSION), AND ALL OF SAID COUNTERPARTS TAKEN TOGETHER SHALL BE DEEMED TO CONSTITUTE ONE

AND THE SAME INSTRUMENT. A SET OF THE COPIES OF THIS AGREEMENT SIGNED BY ALL THE PARTIES SHALL BE LODGED WITH THE BORROWER AND THE AGENT.

         13. SEVERABILITY. ANY PROVISION OF THIS AGREEMENT WHICH IS PROHIBITED OR UNENFORCEABLE IN ANY JURISDICTION SHALL, AS TO SUCH JURISDICTION, BE INEFFECTIVE TO THE EXTENT OF SUCH PROHIBITION OR UNENFORCEABILITY WITHOUT INVALIDATING THE REMAINING PROVISIONS HEREOF, AND ANY SUCH PROHIBITION OR UNENFORCEABILITY IN ANY JURISDICTION SHALL NOT INVALIDATE OR RENDER UNENFORCEABLE SUCH PROVISION IN ANY OTHER JURISDICTION. THE UNENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AS AGAINST ANY BORROWER SHALL NOT AFFECT THE ENFORCEABILITY OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AS TO ANY OTHER BORROWER OR OTHER LOAN PARTY.

         14. INTEGRATION. THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE AGREEMENT OF EACH BORROWER, THE AGENT AND THE LENDERS WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND THERE ARE NO PROMISES, UNDERTAKINGS, REPRESENTATIONS OR WARRANTIES BY THE AGENT OR ANY LENDER RELATIVE TO SUBJECT MATTER HEREOF NOT EXPRESSLY SET FORTH OR REFERRED TO HEREIN OR IN THE OTHER LOAN DOCUMENTS.

         15. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

         16. SUBMISSION TO JURISDICTION; WAIVERS. EACH BORROWER HEREBY IRREVOCABLY AND UNCONDITIONALLY:

                  1. SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR
             PROCEEDING RELATING TO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS TO WHICH IT IS A PARTY, OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGEMENT IN RESPECT THEREOF, TO THE NON EXCLUSIVE GENERAL JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK, THE COURTS OF THE UNITED STATES OF AMERICA FOR THE SOUTHERN DISTRICT OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

                  2. CONSENTS THAT ANY SUCH ACTION OR PROCEEDING MAY BE BROUGHT
             IN SUCH COURTS AND WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT COURT AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

                  3. AGREES THAT SERVICE OF PROCESS IN ANY SUCH ACTION OR
             PROCEEDING MAY BE EFFECTED BY MAILING A COPY THEREOF BY REGISTERED
             OR

             CERTIFIED MAIL (OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL), POSTAGE PREPAID, TO BORROWERS' AGENT AT ITS ADDRESS SET FORTH IN SUBSECTION
             10.2 OR AT SUCH OTHER ADDRESS OF WHICH THE AGENT SHALL HAVE BEEN NOTIFIED PURSUANT THERETO;

                  4. AGREES THAT NOTHING HEREIN SHALL AFFECT THE RIGHT TO EFFECT
             SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR SHALL LIMIT THE RIGHT TO SUE IN ANY OTHER JURISDICTION; AND

                  5. WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY
             RIGHT IT MAY HAVE TO CLAIM OR RECOVER IN ANY LEGAL ACTION OR PROCEEDING REFERRED TO IN THIS SUBSECTION ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGES.

         17. ACKNOWLEDGEMENTS. EACH BORROWER HEREBY ACKNOWLEDGES THAT:

                  1. IT HAS BEEN ADVISED BY COUNSEL IN THE NEGOTIATION,
             EXECUTION AND DELIVERY OF THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS;

                  2. NEITHER THE AGENT NOR ANY LENDER HAS ANY FIDUCIARY
             RELATIONSHIP WITH OR DUTY TO SUCH BORROWER ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE OTHER LOAN DOCUMENTS, AND THE RELATIONSHIP BETWEEN AGENT AND LENDERS, ON ONE HAND, AND SUCH BORROWER, ON THE OTHER HAND, IN CONNECTION HEREWITH OR THEREWITH IS SOLELY THAT OF DEBTOR AND CREDITOR; AND

                  3. NO JOINT VENTURE IS CREATED HEREBY OR BY THE OTHER LOAN
             DOCUMENTS OR OTHERWISE EXISTS BY VIRTUE OF THE TRANSACTIONS CONTEMPLATED HEREBY AMONG THE LENDERS OR AMONG SUCH BORROWER AND THE LENDERS.

         18. WAIVERS OF JURY TRIAL. EACH BORROWER, THE AGENT AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

         19. CONFIDENTIALITY. EACH LENDER AGREES TO KEEP CONFIDENTIAL ALL NON-PUBLIC INFORMATION PROVIDED TO IT BY OR ON BEHALF OF ANY BORROWER OR ANY OTHER LOAN PARTY PURSUANT TO THIS AGREEMENT THAT IS PLAINLY MARKED BY THE PROVIDER OF SUCH INFORMATION IN WRITING AS CONFIDENTIAL OR THAT BY ITS NATURE WOULD BE REASONABLY CONSIDERED TO BE CONFIDENTIAL; PROVIDED THAT NOTHING HEREIN SHALL PREVENT ANY LENDER FROM DISCLOSING ANY SUCH INFORMATION (i) TO THE AGENT OR ANY OTHER LENDER, (ii) TO ANY TRANSFEREE WHICH AGREES TO COMPLY WITH THE PROVISIONS OF THIS SUBSECTION, (iii) TO ITS EMPLOYEES, DIRECTORS, AGENTS, ATTORNEYS, ACCOUNTANTS AND OTHER PROFESSIONAL ADVISORS, (iv) UPON THE REQUEST OR DEMAND OF ANY GOVERNMENTAL AUTHORITY HAVING JURISDICTION OVER SUCH LENDER, (v) IN RESPONSE TO ANY ORDER OF ANY COURT OR OTHER GOVERNMENTAL AUTHORITY OR AS MAY OTHERWISE BE REQUIRED PURSUANT TO ANY REQUIREMENT OF LAW, (vi) WHICH HAS BEEN PUBLICLY DISCLOSED OTHER THAN IN BREACH OF THIS AGREEMENT, OR (vii) IN CONNECTION WITH THE EXERCISE OF ANY REMEDY HEREUNDER, PROVIDED, FURTHER, THAT IF ANY LENDER RECEIVED A REQUEST OR DEMAND PURSUANT TO CLAUSE (iv) OF THE FOREGOING PROVISO (OTHER THAN A REQUEST OR DEMAND MADE IN THE ORDINARY EXERCISE OF A GOVERNMENTAL AUTHORITY'S REGULATORY REVIEW OF SUCH LENDER) OR IS OTHERWISE OBLIGATED TO TURNOVER CONFIDENTIAL MATERIAL PURSUANT TO CLAUSE (v) OF THE FOREGOING PROVISO, SUCH LENDER SHALL, IF PERMITTED BY LAW, PROMPTLY PROVIDE NOTICE OF THE SAME TO BORROWERS' AGENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       CHARMING SHOPPES, INC.


                                       By:
                                        Title:


                                       CSI INDUSTRIES, INC.


                                       By:
                                        Title:


                                       CHARMING SHOPPES OF DELAWARE, INC.


                                       By:
                                        Title:


                                       INTERNATIONAL APPAREL, INC.


                                       By:
                                        Title:


                                       W.L. DISTRIBUTORS, INC.


                                       By:
                                        Title:


                                       SENTANI TRADING LIMITED


                                       By:
                                        Title:

                                       SENTANI TRADING (MACAU) LIMITED


                                       By:
                                        Title:


                                       KIRKSTONE COMPANY LIMITED


                                       By:
                                        Title:


                                       HUAMBO LIMITED


                                       By:
                                        Title:


                                       TRIMOLAND LIMITED


                                       By:
                                        Title:

                                  Aggregate       Aggregate        Aggregate
                                  Tranche A       Tranche B        Term Loans
                                  Term Loans      Term Loans       ----------
                                  ----------      ----------
 CHEMICAL BANK,                 $6,577,208.00   $18,195,571.00   $24,772,779.00
  as Agent and as a Lender

By:
 Title:

   270 Park Avenue
   New York, NY  10017
   Attn:  William J. Caggiano
   Tel:  (212) 270-1338
   Fax:  (212) 972-0009

                                  Aggregate       Aggregate        Aggregate
                                  Tranche A       Tranche B        Term Loans
                                  Term Loans      Term Loans       ----------
                                  ----------      ----------
 MELLON BANK, N.A.,             $4,891,154.00   $13,531,170.00   $18,422,324.00
  as a Lender

By:
 Title:

   Mellon Bank Center
   1735 Market Street
   P.O. Box 7899
   Philadelphia, PA  19101
   Attn:  Green E. Dim
   Tel:  (215) 533-4828
   Fax:  (215) 553-4560

                                  Aggregate       Aggregate        Aggregate
                                  Tranche A       Tranche B        Term Loans
                                  Term Loans      Term Loans       ----------
                                  ----------      ----------
 CORESTATES BANK, N.A.,         $6,998,044.23   $19,359,794.85   $26,357,839.08
  as a Lender

By:
 Title:

   FC 1-8-13-2
   1339 Chestnut Street
   Philadelphia, PA  19107
   Attn:  Jon W. Peterson
   Tel:  (215) 786-7799
   Fax:  (215) 786-7657

                                  Aggregate       Aggregate        Aggregate
                                  Tranche A       Tranche B        Term Loans
                                  Term Loans      Term Loans       ----------
                                  ----------      ----------
 MARINE MIDLAND BANK,           $2,267,732.00   $6,273,584.00    $8,541,316.00
  as a Lender

By:
 Title:

   140 Broadway, 20th Floor
   New York, NY  10005-1180
   Attn:  Jean P. Dornhofer
   Tel:  (212) 658-5456
   Fax:  (212) 658-5746

                                  Aggregate       Aggregate        Aggregate
                                  Tranche A       Tranche B        Term Loans
                                  Term Loans      Term Loans       ----------
                                  ----------      ----------
 THE HONGKONG AND SHANGHAI      $1,265,862.00   $3,501,954.00    $4,767,816.00
  BANKING CORPORATION LIMITED,
  as a Lender

By:
 Title:

   1 Queens Road Central
   GPO Box 64
   Hong Kong
   Attn:  Tim R. Slater
   Tel:  011-852-2-822-3678
   Fax:  011-852-2-810-0806